April 25, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington  DC  50549

RE:  Midland National Life Separate Account A
        File Number 33-76318

Commissioners:

Enclosed for filing is a copy of Post-Effective Amendment Number 11 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill & Brennan, LLP at 202-383-0126.


/s/

Terri Silvius
Director - Compliance
Variable Operations

cc:       Frederick R. Bellamy
          Sutherland Asbill & Brennan LLP

                                                                As filed with the Securities and Exchange Commission April 26, 2006
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Registration File No. 33-76318
                                                                                                                   811-05271

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                     [   ]

                       PRE-EFFECTIVE AMENDMENT NO. ___                                                                 [   ]

                    POST-EFFECTIVE AMENDMENT NO. _11__                                                                 [ X ]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                                                                           [   ]

                          AMENDMENT NO. ___90____                                                                      [ X ]

                        (Check appropriate box or boxes.)

                    Midland National Life Separate Account A
                           (Exact name of registrant)

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                               (Name of depositor)
                                One Midland Plaza
                      Sioux Falls, South Dakota 57193-9991
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (605) 335-5700

     Steve Horvat, Chief Legal Officer                                Copy to:
  Midland National Life Insurance Company                    Frederick R. Bellamy, Esq.
             One Midland Plaza                            Sutherland Asbill & Brennan LLP
    Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
  (Name and address of agent for service)                    Washington, DC 20004-2415

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

  It is proposed that this filing will become effective (check appropriate box):

  |_|  immediately upon filing pursuant to paragraph (b)

  |X|  on May 1, 2006 pursuant to paragraph (b)

  [ ]  60 days after filing pursuant to paragraph (a)(i)

  |_|  on pursuant to paragraph (a)(i) of Rule 485

  If appropriate check the following box:

  |_| This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _________

                      Title of Securities Being Registered:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                            VARIABLE UNIVERSAL LIFE 2
           Flexible Premium Variable Universal Life Insurance Contract
                                   Issued By:
                     Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
                   (605) 335-5700 (telephone) o (800) 272-1642
                              (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
                 o (605) 335-3621 (facsimile for administrative
                   requests) through the Midland National Life
                               Separate Account A

Variable Universal Life 2 The "contract" provides a life insurance contract issued by Midland National Life Insurance Company. The contract:

      o provides insurance coverage with flexibility in death benefits and premiums;

      o pays a death benefit if the Insured person dies while the contract is still inforce;

      o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the Investment Divisions. You bear the risk of poor investment performance for those amounts.

      o lets You borrow against Your contract, withdraw part of the net cash surrender value, or completely surrender Your contract. There may be tax consequences to these transactions. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences than otherwise.

You have a limited right to examine Your contract and return it to Us for a refund.

You may allocate Your contract fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.        AIM Variable Insurance Funds
2.        Alger American Fund,

3.        American Century Variable Portfolios, Inc.,
4.        Fidelity(R)Variable Insurance Products,
5.        Goldman Sachs Variable Insurance Trust,
6.        Lord Abbett Series Fund, Inc.,
7.        MFS(R)Variable Insurance Trusts,
8.        Nueberger Berman AMT Portfolios,
9.        PIMCO Variable Insurance Trust,
10.       Premier VIT, and
11.       Van Eck Worldwide Insurance Trust

You can choose among the forty-one investment divisions listed on the following page.


Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2006

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS

--------------------------------------------------------------- ------------------------------------------------------------


AIM V.I. Financial Services Fund                                Fidelity VIP Investment Grade Bond Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


AIM V.I. Global Health Care Fund                                Fidelity VIP MidCap Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Alger American Growth Portfolio                                 Fidelity VIP Money Market Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Alger American Leveraged AllCap Portfolio                       Fidelity VIP Overseas Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Alger American Mid-Cap Growth Portfolio                         Goldman Sachs VIT Structured Small Cap Equity Fund

--------------------------------------------------------------- ------------------------------------------------------------


Alger American Small Capitalization Portfolio                   Lord Abbett Series Fund, Inc. Growth and Income
                                                                Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


American Century VP Balanced Fund                               Lord Abbett Series Fund, Inc. International Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


American Century VP Capital Appreciation Fund                   Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


American Century VP Income & Growth Fund                        MFS VIT Emerging Growth Series

--------------------------------------------------------------- ------------------------------------------------------------


American Century VP International Fund                          MFS VIT Investors Trust Series

--------------------------------------------------------------- ------------------------------------------------------------


American Century VP Value Fund                                  MFS VIT New Discovery Series

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Asset Manager Portfolio                            MFS VIT Research Series

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Asset Manager: Growth Portfolio                    Neuberger Berman AMT Regency Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Balanced Portfolio                                 PIMCO VIT High Yield Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Contrafund(R)Portfolio                              PIMCO VIT Low Duration Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Equity-Income Portfolio                            PIMCO VIT Real Return Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Total Return Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Growth Opportunities Portfolio                     Premier VIT OpCap SmallCap Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Growth Portfolio                                   Van Eck Worldwide Hard Assets Fund

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP High Income Portfolio                              Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------- ------------------------------------------------------------


Fidelity VIP Index 500 Portfolio

--------------------------------------------------------------- ------------------------------------------------------------


This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                TABLE OF CONTENTS


CONTRACT BENEFITS / RISKS SUMMARY.....................................................................................10
      CONTRACT BENEFITS...............................................................................................10
            Death Benefits............................................................................................10
            Flexible Premium Payments.................................................................................10
            Minimum Premium Benefit...................................................................................10
            Benefits of the Contract Fund.............................................................................10
            Tax Benefits..............................................................................................11
            Additional Benefits.......................................................................................11
            Your Right to Examine This Contract.......................................................................11
      CONTRACT RISKS..................................................................................................11
            Investment Risk...........................................................................................11
            Surrender Charge Risk.....................................................................................12
            Withdrawing Money.........................................................................................12
            Risk of Lapse.............................................................................................12
            Tax Risks.................................................................................................12
            Risk of Increases in Charges..............................................................................13
            Portfolio Risks...........................................................................................13
FEE TABLE.............................................................................................................13
SUMMARY OF VARIABLE UNIVERSAL LIFE 2..................................................................................18
      DEATH BENEFIT OPTIONS...........................................................................................18
      FLEXIBLE PREMIUM PAYMENTS.......................................................................................18
      INVESTMENT CHOICES..............................................................................................19
      YOUR CONTRACT FUND..............................................................................................19
            Transfers.................................................................................................19
            Contract Loans............................................................................................20
            Withdrawing Money.........................................................................................20
            Surrendering Your Contract................................................................................20
      DEDUCTIONS AND CHARGES..........................................................................................20
            Deductions From Your Premiums.............................................................................20
            Deductions From Your Contract Fund........................................................................21
            Surrender Charges.........................................................................................21
      ADDITIONAL INFORMATION ABOUT THE CONTRACTS......................................................................22
            Your Contract Can Lapse...................................................................................22
            Correspondence and Inquiries..............................................................................22
            State Variations..........................................................................................23
            Tax-Free "Section 1035" Exchanges.........................................................................23
DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 2..................................................................23
      INSURANCE FEATURES..............................................................................................23
            How the Contracts Differ From Whole Life Insurance........................................................23
            Application for Insurance.................................................................................24
            Death Benefit.............................................................................................24
            Notice and Proof of Death.................................................................................25
            Payment of Death Benefits.................................................................................25
            Maturity Benefit..........................................................................................25
            Changes In Variable Universal Life 2......................................................................25
            Changing The Face Amount of Insurance.....................................................................26
            Changing Your Death Benefit Option........................................................................26
            When Contract Changes Go Into Effect......................................................................27
            Flexible Premium Payments.................................................................................27
            Allocation of Premiums....................................................................................28
            Additional Benefits.......................................................................................29
      SEPARATE ACCOUNT INVESTMENT CHOICES.............................................................................33
            Our Separate Account And Its Investment Divisions.........................................................33
            The Funds.................................................................................................33
            Investment Policies Of The Portfolios.....................................................................33
            Effects of Market Timing..................................................................................38
            Charges In The Funds......................................................................................39
      USING YOUR CONTRACT FUND........................................................................................39
            The Contract Fund.........................................................................................39
            Amounts In Our Separate Account...........................................................................39
            How We Determine The Accumulation Unit Value..............................................................40
            Contract Fund Transactions................................................................................40
            Transfer Of Contract Fund.................................................................................40
            Transfer Limitations......................................................................................41
            Dollar Cost Averaging.....................................................................................43
            Portfolio Rebalancing.....................................................................................44
            Contract Loans............................................................................................44
            Withdrawing Money From Your Contract Fund.................................................................46
            Surrendering Your Contract................................................................................47
      THE GENERAL ACCOUNT.............................................................................................47
      DEDUCTIONS AND CHARGES..........................................................................................48
            Deductions From Your Premiums.............................................................................48
            Charges Against The Separate Account......................................................................48
            Monthly Deductions From Your Contract Fund................................................................49
            Transaction Charges.......................................................................................50
            How Contract Fund Charges Are Allocated...................................................................50
            Loan Charge...............................................................................................51
            Surrender Charges.........................................................................................51
            Portfolio Expenses........................................................................................53
TAX EFFECTS...........................................................................................................53
      INTRODUCTION....................................................................................................53
      TAX STATUS OF THE CONTRACT......................................................................................53
      TAX TREATMENT OF CONTRACT BENEFITS..............................................................................54
            In General................................................................................................54
            Modified Endowment Contracts ("MEC")......................................................................54
            Distributions Other Than Death Benefits from Modified Endowment Contracts.................................54
            Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts..........55
            Investment in the Contract................................................................................55
            Contract Loans............................................................................................55
            Treatment of the Benefit Extension Rider..................................................................55
            Withholding...............................................................................................56
            Life Insurance Purchases by Residents of Puerto Rico......................................................56
            Life Insurance Purchases by Nonresident Aliens and Foreign Corporations...................................56
            Multiple Contracts........................................................................................56
            Continuation of Contract Beyond Age 100...................................................................56
            Living Needs Rider........................................................................................57
            Business Uses of Contract.................................................................................57
            Non-Individual Owners and Business Beneficiaries of Contracts.............................................57
            Split-Dollar Arrangements.................................................................................57
            Alternative Minimum Tax...................................................................................58
            Estate, Gift and Generation-Skipping Transfer Tax Considerations..........................................58
            Economic Growth and Tax Relief Reconciliation Act of 2001.................................................58
            Possible Tax Law Changes..................................................................................58
            Our Income Taxes..........................................................................................59
ADDITIONAL INFORMATION ABOUT THE CONTRACTS............................................................................59
      YOUR RIGHT TO EXAMINE THIS CONTRACT.............................................................................59
      YOUR CONTRACT CAN LAPSE.........................................................................................59
      YOU MAY REINSTATE YOUR CONTRACT.................................................................................60
      CONTRACT PERIODS AND ANNIVERSARIES..............................................................................60
      MATURITY DATE...................................................................................................60
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT.......................................................................61
      CHANGING THE SEPARATE ACCOUNT...................................................................................61
      LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT...................................................................62
      YOUR PAYMENT OPTIONS............................................................................................62
            Lump Sum Payments.........................................................................................62
            Optional Payment Methods..................................................................................63
      YOUR BENEFICIARY................................................................................................64
      ASSIGNING YOUR CONTRACT.........................................................................................64
      WHEN WE PAY PROCEEDS FROM THIS CONTRACT.........................................................................64
      CHANGE OF ADDRESS NOTIFICATION..................................................................................65
      YOUR VOTING RIGHTS AS AN OWNER..................................................................................65
      DISTRIBUTION OF THE CONTRACTS...................................................................................66
      LEGAL PROCEEDINGS...............................................................................................67
      FINANCIAL STATEMENTS............................................................................................67
DEFINITIONS...........................................................................................................68


                        CONTRACT BENEFITS / RISKS SUMMARY

In this prospectus "Midland National", "We", "Our", "Us", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract. In this prospectus, these words and phrases are generally in bold face type.

This summary describes the contract's important risks and benefits. The detailed information appearing later in this prospectus further explains the following Contract Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is inforce and that there is no outstanding contract loan.

CONTRACT BENEFITS

Death Benefits
Variable Universal Life 2 is life insurance on the Insured person. If the contract is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.

      o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 24.


We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits. The minimum face amount is generally $50,000.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 27.


Minimum Premium Benefit

During the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. See "Premium Provisions During The Minimum Premium Period" on page 28.


Benefits of the Contract Fund

o Withdrawing Money from Your Contract Fund. You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200 and the maximum in any contract year is 20% of Your net cash surrender value (the contract fund less the surrender charge and less any outstanding contract debt). See "Withdrawing Money From Your Contract Fund" on page 46. There may be tax consequences for making a partial withdrawal. See "TAX EFFECTS" on page 53.
o Surrendering Your Contract. You can surrender Your contract for cash and then We will pay You the net cash surrender value (the contract fund minus any surrender charge and minus any contract debt). There may be tax consequences for surrendering Your contract. See "Surrendering Your Contract" on page 47 and see "TAX EFFECTS" on page 53..
o Contract Loans. You may borrow up to 92% of Your net cash surrender value (the contract fund less the surrender charge) minus any contract debt. Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. See "Contract Loans" on page 55. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 53.
o Transfers of Contract Fund. You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 4th in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Contract Fund" on page 40. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.
o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 43.
o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policyowners, who are not participating in a DCA program, to have Us automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. At each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 44.


Tax Benefits
We intend for the contract to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the contract value (the contract fund), and therefore should not be taxed on increases in the contract fund until You take out a loan or withdrawal, surrender the contract, or We pay the maturity benefit. In addition, transfers of contract funds (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


See "Tax Risks" on page 12 and "TAX EFFECTS" on page 53. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Additional Benefits
Your contract may have one or more supplemental benefits that are options or attached by rider to the contract. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o   Waiver of Charges Rider                o   Family Insurance Rider
o   Flexible Disability Benefit Rider      o   Additional Insured Rider
o   Accidental Death Benefit Rider         o   Guaranteed Insurability Rider
o   Children's Insurance Rider             o   Living Needs Rider
o   Extended Maturity Option               o   Benefit Extension Rider

Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Contract

For a limited period of time, as specified in Your contract, You have a right to examine and cancel the contract for any reason. See "Your Right To Examine this Contract" on page 59.


CONTRACT RISKS

Investment Risk

Your contract fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your contract fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your contract fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although, it will never be lower than a guaranteed minimum annual effective rate of 4.0%. No one insures or guarantees any of the contract fund allocated to the investments divisions. Separate prospectuses describe the investment objectives, contracts, and risks of the portfolios. You should purchase the contract only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the contract if You intend to surrender all or part of the contract value in the near future.


This contract is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period (this period is the 15th contract year after the date of issue or an increase in face amount), We will deduct a surrender charge. It is possible that You will receive no net cash surrender value, especially if You surrender Your contract in the first few contract years. Taxes and a tax penalty may apply. See "Surrender Charges" on page 51.


Withdrawing Money
If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given contract year. The maximum partial withdrawal You can make in any contract year is 20% of the net cash surrender value. Taxes and a tax penalty may apply.

Risk of Lapse
Your contract can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.


      o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 28.

            Nevertheless, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 59. Taxes and a tax penalty may apply.

      o Contract Loans. Your loan may affect whether Your contract remains inforce. If Your loan lowers the value of Your contract fund to a point where the monthly deductions are greater than Your contract's net cash surrender value, then the contract's lapse provision may apply. Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Contract Loans" on page 55. Taxes and a tax penalty may apply.

      o Surrender Charge Period. If You allow Your contract to lapse during the surrender charge period, We may deduct a surrender charge.

Tax Risks
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the contract.

Depending on the total amount of premiums You pay, the contract may be treated as a modified endowment contract under federal tax laws. If a contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax.

This contract may be purchased with the intention of accumulating cash value (i.e. contract fund) on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the contract without allowing the contract to lapse. The aim of this strategy is to continue borrowing from the contract until its contract fund is just enough to pay off the contract loans that have been taken out and then relying on the Benefit Extension Rider to keep the contract in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the Benefit Extension Rider is lower than the contract's original death benefit, then the contract might become a MEC which could result in a significant tax liability attributable to the balance of any contract debt. Second, this strategy will fail to achieve its goal if the contract is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this contract may be treated as taxable distributions when the rider causes the contract to be converted to a fixed contract. In that event, assuming contract loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the contract as a source of tax-free income by taking out contract loans should, before purchasing the contract, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.


See "TAX EFFECTS" on page 53. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Risk of Increases in Charges
Certain fees and charges assessed against the contract are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the contract will lapse increases and You may have to increase the premiums to keep the contract inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.


                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that You will pay at the time You make premium payments, take cash withdrawals, surrender the contract, exercise certain riders or transfer contract funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                          Amount Deductedi
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads
-----------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                     Upon receipt of a premium     No Maximum.ii                 2.25% of each premium
                                       payment.                                                    payment in all contract years.
-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                 payment where Civil Service   premium payment.              premium payment.
                                       Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Chargeiii                    At the time of surrender or   (a)  30.0% of each premium    (a) 30.0% of each premium
(Deferred Sales Charge)                lapse that occurs during the  payment in the first two      payment in the first two
                                       first 15 contract years.      contract years up to one      contract years up to one
    Minimum and Maximum                                              SEC guideline annual          SEC guideline annual
                                                                     premiumiv plus (b) 9.0% of    premiumiv plus (b) 9.0% of all
                                                                     all other premium             other premium payments.iii
                                                                     payments.iii
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Chargev                      At the time of surrender or   $3.00 in the first contract   $3.00 in the first contract
(Deferred Issue Charge)                lapse that occurs during the  year per $1,000 of face       year per $1,000 of face
                                       first 15 contract years.      amount.v                      amount.v
    Minimum and Maximum
    Total Surrender charge for a male  At the time of surrender,     $600.00 (deferred sales       $600.00 (deferred sales
    Insured issue age 40 in the        lapse that occurs during the  charge) plus $600.00          charge) plus $600.00
    nonsmoker premium class in the     first 15 contract years.      (deferred issue charge).      (deferred issue charge).
    first contract year with an annual
    paid premium of $2,000 and a
    $200,000 face amount.
-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first in withdrawal after the first one
                                                                     any contract year.            in any contract year.
-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment           the 4th transfer in any one
                                       divisions or the General      contract year.
                                       Account.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
-----------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                     At the time a benefit is paid            $500.00            $200.00vi
                                       out.
-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the contract, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                       Periodic Fees Related to Owning the Contract Other than Portfolio Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                          Amount Deductedi
                                                                     --------------------------------------------------------------
                                                                        Maximum Guaranteed               Current Charge
                                                                              Charge
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Deductionvii         On the contract date and on   $0.06 up to $83.33 per   $0.05 up to $33.74 per $1,000 of
                                       every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
                                                                     riskviii per month.
    Minimum and Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Charges for a male Insured issue       On the contract date and on   $0.20 per $1,000 of net  $0.17 per $1,000 of net amount at
age 40 in the nonsmoker premium class  every monthly anniversary.    amount at risk per       risk per month.
in the first contract year.                                          month.
-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the contract date and on   $5 per month in all      $5 per month in contract years 1
                                       every monthly anniversary.    contract years.          through 15.
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk             On each day the contract      Annual rate of 0.90% of  Annual rate of 0.90% of the
Charge                                 remains inforce.              the contract Separate    contract Separate Account assets
                                                                     Account assets in all    in all contract years.
                                                                     contract years.
-----------------------------------------------------------------------------------------------------------------------------------
Administrative Charge                  On each day the contract      Annual rate of 0.20% of  Annual rate of 0.20% of the
                                       remains inforce.              the contract Separate    contract Separate Account assets
                                                                     Account assets in all    in all contract years.
                                                                     contract years.
-----------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spreadix                 On each contract              4.00% (annually) in      2.00% (annually) in contract
                                       anniversary or earlier, as    contract years 1-10; In  years 1-10; In contract years
                                       applicable.x                  contract years           thereafter, it is 0.00% (annually)
                                                                     thereafter, it is 0.00%  on loans of earnings and 2.00% on
                                                                     (annually) on loans of   everything else. ix
                                                                     earnings and 4.00% on
                                                                     everything else.ix
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesxi
-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider contract date and    $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
                                       thereafter.                   accidental death         selected.
    Minimum and Maximum                                              benefit selected.

Charge for a male Insured attained     On rider contract date and    $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first contract year       thereafter.                   death benefit.
following the rider contract date.
-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider               On rider contract date and    $0.06 up to $83.33 per   $0.05 up to $33.74 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                       thereafter.                   Additional Insured Rider death benefit.
    Minimum and Maximum                                              death benefit.

    Charge for a female Insured        On rider contract date and    $0.18 per month per      $0.12 per month per $1,000 of
    attained age 40 in the nonsmoker   each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
    premium class in the first         thereafter.                   Insured Rider death      benefit.
    contract year following the rider                                benefit.
    contract date.
-----------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider             On rider contract date and    $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                       thereafter.                   Insurance benefit.xii
-----------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                 On rider contract date and    $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.
                                       thereafter.                   Rider.xiii
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider contract date and    $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                       thereafter until the contract monthly benefit.
    Minimum and Maximum                anniversary on which the
                                       Insured reaches attained
                                       age 60.

    Charge for a male Insured issue    On rider contract date and    $0.50 per month per      $0.50 per month per $10 of
    age 40 in the nonsmoker            each monthly anniversary      $10 of monthly benefit.  monthly benefit.
    premium class.                     thereafter until the contract
                                       anniversary on which the
                                       Insured reaches attained
                                       age 60.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider          On rider contract date and    $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                       each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
                                       thereafter.                   Guaranteed Insurability  elected.
    Minimum and Maximum                                              benefit elected.

    Charge for a male Insured issue    On rider contract date and    $0.13 per month per      $0.13 per month per unit of
    age 30 in the nonsmoker            each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
    premium class                      thereafter.                   Insurability Rider.
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider contract date and    $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                       thereafter.                   face amount.
    Minimum and Maximum
    Charge for a male Insured issue    On rider contract date and    $0.02 per month per      $0.02 per month per $1,000 of
    age 40 in the nonsmoker            each monthly anniversary      $1,000 of face amount.   face amount.
    premium class in the first         thereafter.
    contract year.
-----------------------------------------------------------------------------------------------------------------------------------

i Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges maybe somewhat higher or lower.

ii We reserve the right to increase this charge if Our premium taxes increase.


iii This charge decreases gradually in contract years 11 through 15 to $0.00 for contract years 16 and thereafter. An increase in face amount results in an increase in the SEC guideline annual premium. All additions to the deferred sales charge for a face increase will be equal to 9.0% of paid premiums. The maximum limit will also increase by the additional SEC guideline annual premium times 9.0% times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). There will be no deferred sales charge after contract year 15.

iv The guideline annual premium varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the surrender charge applicable to Your contract. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

v This charge decreases gradually beginning in contract year 11 to $0.00 in contract years 16 and thereafter.

vi Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

vii The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the cost of insurance deduction applicable to Your contract. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.

viii As of any monthly anniversary, the net amount at risk is the death benefit less the contract fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

ix The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is guaranteed to be no less than 4.00% annually).

x While a contract loan is outstanding, loan interest is charged in arrears on each contract anniversary or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death. The "earnings" are equal to the contract fund less the premiums paid.

xi Charges for these riders may vary based on the contract duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your contract's specification page will indicate the rider charges applicable to Your contract, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xii Regardless of the number of children or their age, up to age 21.

xiii Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your contract as well as $1,000 of term insurance for each of the Insured's children.


The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


Total Annual Portfolio Operating Expenses:

---------------------------------------------------------------------------- ---------------------- ----- ---------------------

                                                                                    Lowest                      Highest
---------------------------------------------------------------------------- ---------------------- ----- ---------------------

Total Annual Portfolio Operating Expenses1 (total of all expenses that are deducted from portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses)                       0.10%           -           2.16%

---------------------------------------------------------------------------- ---------------------- ----- ---------------------

Net Annual Portfolio Operating Expenses After Contractual Waivers
and Reimbursements 2 (expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees and other expenses)                    0.10%           -           1.36%

---------------------------------------------------------------------------- ---------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2005. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that requires a portfolio investment advisor to reimburse or waive certain portfolio expenses for the fiscal year ending December 31, 2006.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621


For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts" on page 66.

                      SUMMARY OF VARIABLE UNIVERSAL LIFE 2

DEATH BENEFIT OPTIONS

Variable Universal Life 2 provides life insurance on the Insured person. If the contract is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.

      o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 24.


We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.



The minimum face amount is generally $50,000. However, for insured persons, age 0 to 14 at issue, the minimum face amount is $25,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule.


Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 28.


INVESTMENT CHOICES


You may allocate Your contract fund to up to ten of the forty-one available investment divisions.

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "The General Account" on page 47. For more information, see "The Funds" on page 33.


YOUR CONTRACT FUND


Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 48 and the first monthly deduction as described in "Monthly Deductions From Your Contract Fund" on page
49. The balance of the premium is Your beginning contract fund.


Your contract fund changes daily to reflect:

      o     the amount and frequency of premium payments,

      o deductions for the cost of insurance, additional benefits and other charges,

      o     the investment performance of Your chosen investment divisions,

      o     interest earned on amounts allocated to the General Account,

      o     impact of loans, and

      o     impact of partial withdrawals.


There is no guaranteed contract fund for amounts allocated to the investment divisions. See "The Contract Fund" on page 39.


Transfers

You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 4th in a contract year. We also reserve the right to impose various restrictions on transfers. See "Transfer Limitations" below. There are additional limitations on transfers to and from the General Account. See "Transfer Of Contract Fund" on page 40. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.


Contract Loans

You may borrow up to 92% of Your net cash surrender value (the contract fund less the surrender charge minus any contract debt). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annual adjusted rate. See "Contract Loans" on page 44. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 53.


Withdrawing Money

You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 20% of the net cash surrender value. The net cash surrender value is the contract fund minus any surrender charge minus any contract debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Contract Fund" on page 46.

Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 53. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Contract

You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your contract or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if you surrender Your contract, especially in the first few contract years. Taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 47 and see "TAX EFFECTS" on page 53.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 2.25% premium tax on each premium payment. We may increase or decrease this charge depending on Our expenses, and We may vary this charge by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) charge from each bi-weekly premium payment. See "Deductions From Your Premiums" on page 48.


Deductions From Your Contract Fund
Certain amounts are deducted from Your contract fund each month. These are:

      o an expense charge of $5.00 (currently, We plan to make this deduction for only the first 15 contract years, but this waiver is not guaranteed),

      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your contract; and

      o     charges for additional benefits.

In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a contract year or

      o more than four transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Contract Fund" on page 49.


We also deduct a daily charge at an annual rate of 1.10% of the assets in every investment division. This charge is for certain mortality and expense risks, as well as an administrative charge.

Surrender Charges
We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during surrender charge period (this period is 15 contract years after date of issue or an increase in face amount). If You keep this contract inforce for the surrender charge period, then You will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses Us for Our costs in selling and distributing this contract. The deferred issue charge reimburses Us for underwriting and Our other costs in issuing the contract.

The maximum deferred sales charge is:

      o 30% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and

      o     9% of all other premium payments.

After ten years, this charge begins to decline. There is no surrender charge after the surrender charge period (this period is 15 contract years after date of issue or an increase in face amount). The amount of the deferred sales charge depends on:

     1)        the amount of Your premium payments,
     2)        when You pay Your premium and
     3)        when You surrender Your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 10 contract years and decreases to $0.00 after the surrender charge period (this period is 15 contract years after date of issue or an increase in face amount).


This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charges" on page 51.


ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Contract Can Lapse

Your contract remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 59.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your contract. Our Executive Office is located at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                         Sioux Falls, South Dakota 57193
                                 (800) 272-1642


You may send correspondence and transaction requests to Us at Our Executive Office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number may not be considered received in Our Executive Office. Some examples of administrative requests would be:


o         Partial Withdrawals
o         Ownership changes
o         Beneficiary changes
o         Collateral Assignments
o         Address changes
o         Loan/Surrender requests
o         Request for general contract information.


If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number may not be considered received in Our Executive Office. Some examples of transaction requests would be:



o         Transfers among funds
o         Fund or General Account additions/deletions
o         Premium allocation changes
o         Monthly deduction changes
o         Dollar Cost Averaging set-up
o         Rebalancing set-up


The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the Owner or the Insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. We may record all telephone requests. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.

State Variations
Certain provisions of the contracts may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise). You should consult a tax advisor if you are considering a contract exchange. See "TAX EFFECTS" on page 53



              DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 2

INSURANCE FEATURES

This prospectus describes Our Variable Universal Life 2 contract. There may be contractual variances because of requirements of the state where Your contract is issued.

How the Contracts Differ From Whole Life Insurance
Variable Universal Life 2 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The contract differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Universal Life 2 has two types of death benefit options. You may switch back and forth between these options. The contract also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

Finally, Variable Universal Life 2 is a "variable" life insurance because the contract fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a contract You must submit a completed application. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other contracts, contact Our Executive Office.

Death Benefit
As long as Your contract remains inforce, We will pay the death benefit to the beneficiary when the Insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

      o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with Your contract fund.

The minimum initial face amount generally is $50,000. However, for issue ages 0-14, the minimum is $25,000.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the Insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the Insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the Insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your contract remains inforce depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period, Your contract remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums (including those applicable for an in-force minimum premium) for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains inforce.

Notice and Proof of Death
We require satisfactory proof of the Insured's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay the owner the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 60 and see "TAX EFFECTS" on page 53.


Changes In Variable Universal Life 2
Variable Universal Life 2 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your contract by submitting a fully completed contract change application to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions:

For increases:

      o     Increases in the face amount must be at least $25,000.

      o To increase the face amount, You must provide a fully completed contract change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure).

      o Monthly cost of insurance deductions from Your contract fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

      o The right to examine this contract does not apply to face amount increases. (It only applies when You first buy the contract).

      o     There will be an increase in the minimum premium requirement.

For decreases:

      o     The surrender charge remains unchanged at the time of decrease.

      o You cannot reduce the face amount below the minimum issue amounts at the time of the reduction as noted on the contract information page of Your contract.

      o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your contract fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.

      o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard risk charges, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.

      o     There will be no decrease in the minimum premium requirement.

Changing the face amount may have tax consequences, so You should consult a tax advisor before making a change.

Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a a fully completed contract change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the contract information page of Your contract.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making a change.

When Contract Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.


Contract changes may have negative tax consequences. See "TAX EFFECTS" on page
53. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis.

The planned premiums may not be enough to keep Your contract inforce. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1)        the age, sex and premium class of the Insured person,
     2)        the initial face amount of the contract, and
     3)        any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made through a $30 monthly automatic payment plan.

Payment of the planned premiums does not guarantee that Your contract will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period
During the minimum premium period, You can keep Your contract inforce by meeting a minimum premium requirement. The minimum premium period lasts until the 5th contract anniversary. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums). The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is equal to or greater than the sum of the monthly minimum premiums required on each monthly anniversary. The minimum premium increases when the face amount increases.

During the minimum premium period, Your contract will lapse if:

      o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and

      o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.

Remember that the net cash surrender value is the contract fund minus the surrender charge and minus any outstanding contract debt.

This contract lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract inforce.

Allocation of Premiums
Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate Your net premium.


The net premium is the premium minus a premium tax and any premium load charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557. Changing Your allocation instructions will not change the way Your existing contract fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a net premium to any particular investment division. See "The General Account" on page 47. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how to allocate it.


Additional Benefits
You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

      (1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce contract with proof of insurability. With this benefit, We waive monthly deductions from the contract fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the Insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.


      (2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your contract fund each month (the amount is on Your contract information page). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of benefit paid into the contract fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the Insured.


      (3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce contract. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.


      (4) Children's Insurance Rider: This rider can be selected at the time of application or added to an inforce contract. This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25, whichever is earlier.


      (5) Family Insurance Rider: This rider can be selected at the time of application or added to an inforce contract. This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse.

      (6) Additional Insurance Rider: This rider can be selected at the time of application or added to an inforce contract. You may provide term insurance for another person, such as the Insured person's spouse, under Your contract. A separate charge will be deducted for each additional Insured.

      (7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

      (8) Living Needs Rider: This rider can be selected at the time of application or added to an inforce contract. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months (or longer if required by state law).

            Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the Living Needs Rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary (the taxpayer) is the Insured person under the contract (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

            There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

            On the day We pay the accelerated death benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

            a)    the death benefit of the contract and of each eligible rider

            b)    the face amount

            c)    any contract fund

            d)    any outstanding loan

            When We reduce the contract fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your contract fund.

            You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

      (9) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your contract. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS and Your state. If the Insured is alive on the maturity date and this contract is still inforce and not in the grace period, this option may be elected. In order to elect this option, all of the contract fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1, unless Your state requires otherwise. Once Your contract is extended beyond the Maturity Date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Furthermore, We will not allow any of the following to occur:

            o     Increase in the face amount of insurance

            o     Changes in the death benefit options

            o     Premium payments

            The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

      (10) Benefit Extension Rider: An Optional Benefit Extension Rider can prevent the contract from lapsing due to high amounts of contract debt, provided certain conditions are met, although the death benefit may be substantially reduced. There is no additional charge for this benefit.

            You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the contract debt is equal to or greater than 87% of the contract fund, We will send a written notice to Your last known address, at least once each contract year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

            This benefit is not available unless all of the following conditions are met.

            o     The contract has been in force for at least 15 contract years;

            o the Insured's contract age or attained age must be at least age 65;

            o     You have made withdrawals of all Your premium; and

            o contract debt does not exceed the benefit election amount as defined below.

            The benefit election amount is as follows:

            o 89% of the contract fund for contract ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;

            o 93% of the contract fund for contract ages or attained ages that are greater than or equal to age 75.

            However, if You choose to take a loan or withdrawal that causes the contract debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.

            The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your contract fund must be allocated to the General Account on and after the effective date. If You have any portion of the contract fund in the separate account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a contract year.

            The benefit extension period begins as of the effective date of the rider and ends (and the rider terminates) on the earlier of:

            o     the insured's death; or

            o     surrender of the contract; or

            o     the date any loans or withdrawals are taken.

            During the benefit extension period:

            o We guarantee Your contract will remain in force until the insured's death provided the contract is not terminated due to surrender, and You do not take loans or withdrawals after the effective date.

            o The excess contract debt provision in the contract will be suspended.

            o     All monthly deductions will be taken from the General Account.

            o     We will not allow any:

                  o     premium payments; or

                  o     transfers to the Separate Account; or

                  o     face amount changes; or

                  o     death benefit option changes.

            o The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.

            o If the contract debt does not exceed the face amount as of the rider's effective date, the face amount will be decreased to equal the contract fund as of the effective date. We will send You an endorsement to reflect the new face amount.

            o Any riders and supplemental benefits attached to the contract will terminate.

            During the benefit extension period, the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greatest of the following amounts for the then current contract year:

            o 100% of the contract fund as of the date We receive due proof of the insured's death;

            o The minimum amount of death benefit necessary for the contract to continue its qualification as a life insurance contract for federal tax purposes.

            o     The face amount (the option 1 death benefit).

            In some circumstances, electing the benefit can cause Your contract to become a modified endowment contract. You should consult with and rely on a tax advisor when making contract changes, taking loans or withdrawals to help You avoid situations that may result in Your contract becoming a modified endowment contract.

            You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on contract debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider. This Rider will terminate upon the earliest of:

            o     The date of the insured's death; or

            o     The date You surrender the contract; or

            o The date any loans or withdrawals are taken during the benefit extension period.


            Anyone contemplating the purchase of the contract with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the contract to be converted into a fixed contract. You should consult with and rely on a tax advisor as to the tax risk associated with the Benefit Extension Rider. See "TAX EFFECTS" on page 53


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains, and losses credited to, or charged against, the Separate Account reflect the investment experience of Our Separate Account and not the investment experience of Our other assets. We are obligated to pay all amounts guaranteed under the contract. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to no more than ten of the forty-one investment divisions of Our Separate Account.


The Funds

Each of the 41 portfolios available under the contract is a "series" of its investment company.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.


Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial, may vary between funds and portfolios, and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.


Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective
-------------------------------------------------------------------------------------------------------------------------------
A I M Variable Insurance Funds
--------------------------------------------------------- ---------------------------------------------------------------------
AIM V.I. - Financial Services Fund - Series I Shares      Seeks capital growth.  The Fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
--------------------------------------------------------- ---------------------------------------------------------------------

AIM V.I. Global Health Care Fund - Series I Shares        The fund seeks capital growth.  The fund seeks to meet its objectives by investing normally at least 80% of its assets in securities of health care industry companies.

-------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size that demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell MidCap Growth Index or the
                                                          S&P MidCap 400 Index(R), updated quarterly.

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index(R)or the S&P SmallCap
                                                          600(R)Index, updated quarterly.

-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Balanced Fund                         Seeks long-term growth and current income.  Invests
                                                          approximately 60 percent of its assets in equity securities that management considers to have better than average potential for appreciation and the remainder in bonds and other fixed income securities.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Income & Growth Fund                  Seeks dividend growth, current income and capital appreciation.
                                                          Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation. International investing involves special risks, including currency fluctuations and political instability.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.

-------------------------------------------------------------------------------------------------------------------------------

Fidelity(R)  Variable Insurance Products

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks long-term capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Equity-Income Portfolio                               Seeks reasonable income.The fund will also consider the potential for capital appreciation.  The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500sm Index (S&P 500(R)).

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth Portfolio                                      Seeks capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- ---------------------------------------------------------------------

--------------------------------------------------------- ---------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Variable Insurance Trust

--------------------------------------------------------- ---------------------------------------------------------------------

Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.

-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
-------------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trusts
--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

-------------------------------------------------------------------------------------------------------------------------------

Neuberger Berman

--------------------------------------------------------- ---------------------------------------------------------------------

Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.

-------------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- ---------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
-------------------------------------------------------------------------------------------------------------------------------

Premier VIT

--------------------------------------------------------- ---------------------------------------------------------------------

Premier VIT OpCap SmallCap Portfolio                      The Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that the investment sub-adviser
                                                          (Oppenheimer Capital LLC) believes are undervalued in the
                                                          marketplace.

-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
--------------------------------------------------------- ---------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
--------------------------------------------------------- ---------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

--------------------------------------------------------- ---------------------------------------------------------------------
*During extended periods of low interest rates, the yields of money market investment division may become extremely low and possible negative.



A I M Advisors, Inc. manages the AIM Variable Insurance Funds, Fred Alger Management, Inc. manages the Alger American Fund. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP Funds. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord Abbett & Co. manages the Lord Abbett Series Fund, Inc. MFS(R)Investment Management manages the MFS(R)Variable Insurance TrustSM. Neuberger Berman Management Inc. manages the AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust.



The fund portfolios available under these contracts are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


The fund portfolios offered though the contract are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will compensate Us for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. (See "Distribution of the Contracts" p. 66)


You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Fund portfolios that is available to you, including each Fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your contract, (the contract fund) resulting from the performance of the Portfolios you have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular Fund or portfolio.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                                Fax: 605-335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading) can cause risks with adverse effects for other contract owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. The funds may also impose redemption fees, which We would deduct from Your contract fund. See the portfolio company prospectuses for details.

USING YOUR CONTRACT FUND

The Contract Fund

Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "Deductions and Charges" on page 48. Monthly deductions are made beginning on the contract date and on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions and Charges" section on page 20 and the first monthly deduction. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

      o     the amount and frequency of premium payments,

      o deductions for the cost of insurance, additional benefits and other charges,

      o     the investment performance of Your chosen investment divisions,

      o     interest earned on amounts allocated to the General Account,

      o     impact of loans, and

      o     impact of partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account
Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

      o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

      o We add any dividends or capital gains distributions paid by the portfolio on that day.

      o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

      o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0030304%, which is an effective annual rate of 1.10%. See "Charges Against The Separate Account" on page 48.

      o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions
The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfer Of Contract Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605)373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of contract fund in each contract year (subject to "Transfer Limitations" below). However, We reserve the right to assess a $25 charge for each transfer after the 4th in a contract year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 50. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

      1) 25% of the unloaned amount in the General Account at the beginning of the contract year, or

      2)    $25,000. (We reserve the right to reduce this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by contract owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our contract owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other contract owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a contract within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market, followed by a transfer from Fidelity VIP Money Market back to MFS VIT New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that contract's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the contract owner (or Registered Representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the contract owner or Registered Representative by phone, We will send a letter by first class mail to the contract owner's address of record.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the contract owner and/or Registered Representative. The contract owner will bear any investment loss involved in a reversal.


To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should also be aware that We expect to be contractually obligated to prohibit transfers by contract owners identified by a portfolio and to provide contract owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other contract owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by contract owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more contracts that We believe are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).


We do not include transfers made pursuant to the dollar cost averaging program and portfolio rebalancing in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.


We reserve the right to place restrictions on the methods of implementing transfers for all contract owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" contract owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Contract owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the contract may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of contract owners determined to be engaged in transfer activity that may adversely affect other contract owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit values for others. We apply Our market timing procedures consistently to all contract owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to us at our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      a.    the DCA source account from which DCA transfers will be made,

      b. that any money received with the form is to be placed into the DCA source account,

      c. the total monthly amount to be transferred to the other investment divisions, and

      d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.
If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program, which only extends for fewer than 12 months, will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 4th one in any contract year.

We reserve the right to end the DCA program by sending You one month's notice.


Portfolio Rebalancing
The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your contract fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% of VIP Overseas investment division. Over time, the variations in the investment divisions' investment results will shift the percentage allocations of Your contract fund. If You elect this option, then at each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total contract fund up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 4th one in any contract year.



Contract Loans
If Your contract has a TSA Life 403(b) Endorsement, contract loans are not available and this section is not applicable to Your contract.


Whenever Your contract has a net cash surrender value, You may borrow up to 92% of the net cash surrender value (the contract fund less the surrender charge minus any contract debt) using only Your contract as security of the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


 We credit You interest on this loaned amount, currently at an annual rate of 6%. We will never credit an annual interest rate on a loaned amount lower than 4.0% After the 10th contract year, We guarantee that the annual rate of interest credited on the loaned portion of the contract fund will equal 8% (which is equal to the interest rate charged on the contract loan) for the portion of the loan that is from earnings (that is, the portion that does not exceed the contract fund minus the total premiums paid).


A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 53.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 50. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Contract Loan Interest. Interest on a contract loan accrues daily at an annual interest rate of 8%. Interest is due on each contract anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate as described above. A loan may have tax consequences. See "TAX EFFECTS" on page 53.


Repaying The Loan. You may repay all or part of a contract loan while Your contract is inforce. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Contract Loan On Your Contract Fund. A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account. A contract loan will reduce the contract's ultimate death benefit and cash value.

Your Contract May Lapse: Your loan may affect the amount of time that Your contract remains inforce. For example, Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the net cash surrender value, loan repayments or additional premium payments may be required to keep the contract inforce, especially if You borrow the maximum.

Withdrawing Money From Your Contract Fund
You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605)373-8557. Any requests sent to another number may not be considered received in Our Executive Office. If You make more than one partial withdrawal in a contract year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:

      o     be at least $200,

      o total no more than 20% of the net cash surrender value in any contract year,

      o allow the death benefit to remain above the minimum for which We would issue the contract at that time,

      o allow the contract to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 50.


Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Withdrawal Charges. When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 50.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any deductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. Otherwise it will be effective on the following business day.


Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash.


A partial withdrawal may have tax consequences. See "TAX EFFECTS" on page 53.


Surrendering Your Contract
You may surrender Your contract for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the contract to Our Executive Office. If You surrender Your contract or allow it to lapse during the surrender charge period, We will assess a surrender charge. The cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early contract years. During the surrender charge period, which is 15 contract years after the date of issue or an increase in face amount, the cash surrender value is the contract fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the business day We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.

Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


A surrender may have income tax consequences. See "TAX EFFECTS" on page 53.


THE GENERAL ACCOUNT

You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,

      o     transferring amounts from the investment divisions,

      o     securing any contract loans, or

      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 4.0 %. We may, at Our sole discretion, credit interest in excess of 4.0%. You assume the risk that interest credited may not exceed 4.0% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Cash Value".


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your contract. Please check Your contract form to see if the General Account is available on Your contract.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums
We deduct a premium tax charge, and in some cases a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your contract fund.

Premium Tax Charge. Some states and jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.25% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax. This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of premium.

We may increase this charge if Our premium tax expenses increase. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We make a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to Variable Universal Life 2. The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page 40. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the deferred sales charge, Our General Account assets, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Administrative Charges. We deduct a daily charge to cover Our record keeping and other administrative expenses. This charge includes expenses for purchasing, selling and transferring shares from the funds. The effective annual rate of this charge is 0.20% of the value of the assets in the Separate Account, attributable to the Variable Universal Life 2. The investment divisions' accumulation unit values reflect this charge.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Contract Fund
At the beginning of each contract month (including the contract date), the following three deductions are taken from Your contract fund.

      1) Expense Charge: This charge is $5.00 per month (currently, We plan to make this deduction for the first 15 years only, but We reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

      2) Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. With the exception of the Living Needs Rider, the charges for any additional benefits You select will be deducted on the contract rider date and each monthly anniversary thereafter. See the "FEE TABLE" on page 13. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

      3) Cost of Insurance Deduction: The cost of insurance is Our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the non-smoker and smoker rate classes. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, non-smoker, standard risk at various ages for the first contract year.

              Illustrative Table of Monthly Cost of Insurance Rates
                     (Rounded) per $1,000 of Amount at Risk

       Male                   Guaranteed                 Current
     Attained                   Maximum               (Non-Smoker)
        Age                      Rate                     Rate
         5                       $.07                     $.07
        15                        .11                      .11
        25                        .13                      .11
        35                        .14                      .13
        45                        .29                      .26
        55                        .69                      .54
        65                       1.87                     1.24

For example, for a male non-smoker, age 35 with a $100,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deductions (taken on the date the contract is issued) is $17.87. This example assumes the current monthly expense charge of $5.00 and the current cost of insurance deduction of $12.87. The $12.87 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.13) times the amount at risk ($100,000 face less the initial contract fund of $995 which is $1,000 of premium less the $5.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the Insured.

If Variable Universal Life 2 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions. Any changes in the cost of insurance deduction, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

Transaction Charges
In addition to the deductions described above, We charge fees for certain contract transactions:

      o Partial Withdrawal of Net Cash Surrender Value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 (or 2 percent of the amount withdrawn, whichever is less), each time You make a partial withdrawal if more than one withdrawal is made during a year.

      o Transfers. Currently, We do not charge when You make transfers of Your contract fund among investment divisions. We reserve the right to charge a $25 fee for each transfer after the fourth transfer in a contract year.

How Contract Fund Charges Are Allocated
Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deductions allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each contract anniversary (or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 8.0% on loans.

After offsetting the 4.0% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan, against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.0% annually in contract years 1-10. However, the current net cost of the loans is 2.0% in contract years 1-10. The current net cost of 2.0% is derived by taking the 8.0% annual interest rate that We currently charge on loans and reducing it by the 6.0% annual interest rate We currently credit to the portion of the General Account securing the standard loan. If You take a loan after the 10th contract year, We guarantee that the net cost of the loan will be 0%.

Surrender Charges

The surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value for the surrender charge period (this period is 15 contract years after the date of issue or increase in face amount). It is a contingent, deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender or lapse in their early years. It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the surrender charge period. It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a contract year is not necessarily related to Our actual sales expenses in that year. We anticipate that the surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the surrender charges, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest. The cash surrender value is the contract fund minus the surrender charge.


The surrender charge includes a deferred sales charge and a deferred issue charge. The deferred sales charge is the sum of two pieces:

      1) 30% of any premium payment in the first 2 contract years up to one guideline annual premium.

      2)    9% of all other premium payments.

The sum of the above pieces is also limited by the Guideline Annual Premium, times 9%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 10 contract years, the maximum deferred sales charge will be imposed. Beginning in the 11th year the deferred sales charge will be reduced in accordance with the following percentages:

           Contract Year                      Percentage Multiple
                11                                  83.33%
                12                                  66.67%
                13                                  50.00%
                14                                  33.33%
                15                                  16.67%
             16 and up                               0.00%


If there is an increase in face amount, there will also be an increase in the Guideline Annual Premium. All additions to the deferred sales charge, due to this increase, will be 9% of premiums. The maximum limit will also increase by the additional Guideline Annual Premium, times 9%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium. Future additions to the deferred sales charge will follow the same rules as at issue with the new Guideline Annual Premium. Prior totals in the deferred sales charge will not be affected.

You will not incur any deferred sales charge, regardless of the amount and timing of premiums, if You keep this contract inforce for fifteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the 15th contract year, there is no deferred issue charge.

                      Table of Deferred Issue Charges
                         Per $1,000 of Face Amount

                      Contract
                        Year                 Charge
                        1-10                  $3.00
                         11                   $2.50
                         12                   $2.00
                         13                   $1.50
                         14                   $1.00
                         15                   $0.50
                        16+                   $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount inforce during the life of the contract.

Accordingly, the maximum surrender charge is 30% of premiums paid, plus $3.00 per thousand dollars of face amount. However, as explained above, in most cases, the surrender charge will be less than the maximum.

Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would deduct directly from Your contract fund. For further information, consult the portfolios' prospectuses.


                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements particularly if You pay the full amount of premiums under the contract. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, We may take appropriate steps to bring the contract into compliance with such requirements and We reserve the right to restrict contract transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, We believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the contract will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General
We believe that the death benefit under a contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the contract owner will not be deemed to be in constructive receipt of the contract cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "Modified Endowment Contract."

Modified Endowment Contracts ("MEC")
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the contract to fail the "7-pay test." A contract will fail the 7-pay test if at any time in the first seven contract years, the amount paid into the contract exceeds the sum of the level premiums that would have been paid at that point under a contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the contract during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the contract had originally been issued at the reduced face amount. If there is a "material change" in the contract's benefits or other terms, the contract may have to be retested as if it were a newly issued contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent Your contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a contract transaction will cause the contract to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

      1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.

      2) Loans taken from or secured by a contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts
Distributions other than death benefits from a contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th contract year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract
Your investment in the contract is generally Your aggregate premiums. When a distribution is taken from the contract, Your investment in the contract is reduced by the amount of the distribution that is tax-free.

Contract Loans
In general, interest on a contract loan will not be deductible. If a contract loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a contract loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the contract has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the contract with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the contract to be converted into a fixed contract. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

Treatment of the Benefit Extension Rider
This contract may be purchased with the intention of accumulating cash value (i.e. contract fund) on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the contract without allowing the contract to lapse. The aim of this strategy is to continue borrowing from the contract until its contract fund is just enough to pay off the contract loans that have been taken out and then relying on the Benefit Extension Rider to keep the contract in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the contract's original death benefit, then the contract might become a MEC which could result in a significant tax liability attributable to the balance of any contract debt. Second, this strategy will fail to achieve its goal if the contract is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this contract may be treated as taxable distributions when the rider causes the contract to be converted to a fixed contract. In that event, assuming contract loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the contract as a source of tax-free income by taking out contract loans should, before purchasing the contract, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

Withholding
To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance contract purchase.

Multiple Contracts
All Modified Endowment Contracts that are issued by Us (or Our affiliates) to the same contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100
The tax consequences of continuing the contract beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the contract inforce beyond the Insured's 100th year.


Section 1035 Exchanges
Generally, there are no tax consequences when you exchange one life insurance contract for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new contract may cause it to be treated as a modified endowment contract. The new contract may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original contract was issued, if you exchange your contract. You should consult with a tax advisor if you are considering exchanging any life insurance contract.


Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the contract. However, You should consult a qualified tax adviser about the consequences of adding this rider to a contract or requesting payment under this rider.

Business Uses of Contract
Businesses can use the contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.

Non-Individual Owners and Business Beneficiaries of Contracts
If a contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a contract, this contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a contract, or before a business (other than a sole proprietorship) is made a beneficiary of a contract.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the contract or the proceeds of a contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the contract. If the Owner was not the Insured, the fair market value of the contract would be included in the Owner's estate upon the Owner's death. The contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of contract ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.

Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.


                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

YOUR RIGHT TO EXAMINE THIS CONTRACT

For a limited period of time, as specified in Your contract, You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract. You can cancel the contract by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:

      o     10 days after You receive Your contract,

      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

      o     45 days after You sign Part 1 of the contract application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your contract.

In all cases, We allocate Your premiums according to Your instructions on the contract's record date. Generally, if You cancel Your contract during the right to examine period, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR CONTRACT CAN LAPSE

Your Variable Universal Life 2 insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and the amount of current premium due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your contract has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR CONTRACT


You may reinstate the contract within 5 years after lapse. To reinstate the contract, You must:


      o     fully complete an application for reinstatement,

      o provide satisfactory evidence of insurability for the person or persons to be Insured,

      o pay enough premium to cover all overdue monthly deductions, or minimum premium depending on the duration of the contract and the minimum premium period,

      o increase the contract fund so that the contract fund minus any contract debt equals or exceeds the surrender charges,

      o     pay or restore any contract debt.


The effective date of reinstatement will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.


CONTRACT PERIODS AND ANNIVERSARIES


We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date or the date of any face amount increase. See "Limits On Our Right To Challenge The Contract" on page 62.


MATURITY DATE

The maturity date is the first contract anniversary after the Insured person's 100th birthday. The contract ends on that date if the Insured person is still alive and the maturity benefit is paid.

If the Insured person survives to the maturity date and You would like to continue the contract, We will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

      (a)   The contract can not be in the grace period;

      (b) All of the contract fund must be transferred to either the General Account or the Money Market investment division; and

      (c)   Death benefit option 1 must be elected.


(See the "Extended Maturity Option" section on page 31 for further details about this option.)

If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. In order to continue the contract beyond the original maturity date, We require that the death benefit not exceed the contract fund on the original maturity date. See "TAX EFFECTS" on page 53.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts. We may permit charges owed to Us to stay in the Separate Account and We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:


      o add investment divisions to, or remove investment divisions from, Our Separate Account;

      o     combine two or more investment divisions within Our Separate
            Account;

      o withdraw assets relating to Variable Universal Life 2 from one investment division and put them into another;

      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;


      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

      o disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT

We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:

      o We cannot challenge the contract after it has been in effect, during the Insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)

      o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured person's lifetime.

      o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

      o If the Insured person dies during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.

      o If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.

      o If the Insured person commits suicide within two years after the date on which the contract was issued, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amounts of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.
You have the following payment options:

      1. Proceeds Left at Interest: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

      2.    Installment Options: There are two ways that We pay installments:

            a. Payment for a Specified Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

            b. Payment of a Specified Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

      3. Payment of a Life Income: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive the income. We will guarantee payments for:

            1.    at least 5 years (called "5 Years Certain");

            2.    at least 10 years (called "10 Years Certain");

            3.    at least 20 years (called "20 Years Certain"); or

            4. payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

      Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.


We guarantee interest under the deposit and installation options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

      o     rules on the minimum amount We will pay under an option,

      o     minimum amounts for installment payments,

      o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

      o the naming of people who are entitled to receive payment and their successors, and

      o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the Insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured person dies, then We will pay the death benefit to the insured person's estate.

ASSIGNING YOUR CONTRACT

You may assign Your rights to this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS CONTRACT

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      1) We are investigating the claim, contesting the contract, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).

      2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

      3) The SEC, by order, permits Us to delay payment to protect Our contract owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your contract to government agencies or departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We will verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

      o     to elect the funds' Board of Directors,

      o     to ratify the selection of independent auditors for the funds, and

      o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict contract owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your contract fund has been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the contracts. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the contracts through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay commissions to Sammons Securities Company for sales of the contracts by its registered representatives as well as by selling firms. All of the portfolio companies make payments to Midland National under their distribution plans in consideration of services provided and expenses incurred by Midland National in distributing portfolio shares. These payments range from 0.10% to 0.25% of Separate Account assets invested in the particular fund.

Sales commissions may vary, but the maximum commission payable for contract sales is 70% of premiums during contract year 1, 5.0% during contract years 2-15, and 0.00% following contract year 15. We may also pay additional commissions calculated as a percentage of Your contract fund value at specified times (e.g. at the end of the fifth contract year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding contract year. We pay commissions for contracts sold to contract owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the contracts. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of contracts. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a contract.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the contract: (a) the premium load;
(b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance charge; (e) revenues, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under contracts to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Variable Account.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the contracts. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Attained Age means the issue age plus the number of complete contract years since the contract date.

Beneficiary means the person or persons, named by You, who will receive the proceeds upon the death of the Insured.

Business Day means any day the New York Stock Exchange is open for regular trading and ends at the close of regular trading (usually 3:00 p.m. Central
Time).

Cash Surrender Value means the contract fund the date of surrender, less any surrender charge.

Contract Anniversary means the same month and day of the contract date in each year following the contract date.

Contract Date means the date from which contract anniversaries and contract years are determined.

Contract Debt means the total loan on the contract on that date plus the interest that has accrued but has not been paid as of that date.

Contract Fund means sum of the amounts You have in Our General Account and in the investment divisions of Our Separate Account.

Contract Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Contract Year means a year that starts on the contract date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 373-8557.

Face Amount means the amount stated on the face of Your contract that will be paid either upon the death of the Insured or the contract maturity, whichever date is earliest.

Funds means the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the contract date or as later changed by Us.

Inforce means the Insured person's life remains Insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Issue Age means the age of the Insured person on the birthday which immediately precedes the contract date.

Minimum Premium Period means the period of time beginning on the contract date and ending five years from the contract date.

Modified Endowment Contract ("MEC") means a contract where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the contract date.

Net Cash Surrender Value means the cash surrender value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an Inforce contract.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.

Specified Amount means the face amount of the contract. The term "specified amount" used in Your contract has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the contract. It includes a charge for sales-related expenses and issue related expenses.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution, expenses and compensation than is contained in this Prospectus. The SAI is incorporated by referenced into this Prospectus and is legally a part of this Prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and contract fund are also available free of charge upon request. You can obtain a personalized illustration or make other contract inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642


Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102



SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                            VARIABLE UNIVERSAL LIFE 2
                Flexible Premium Variable Universal Life Contract

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)




This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Universal Life 2 Insurance Contract ("contract") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2006, by contacting Us at Our Executive Office at:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)




Terms used in the current prospectus for the contract are incorporated in this statement.






This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this contract and the prospectuses for the 41 Portfolios currently available in the contract.








                                Dated May 1, 2006

                                TABLE OF CONTENTS
THE CONTRACT.................................................................3
      Contract Owner.........................................................3
      Death Benefit..........................................................3
      Payment Options........................................................4
      Premium Limitations....................................................4
ABOUT US.....................................................................5
      Midland National Life Insurance Company................................5
      Our Separate Account A.................................................5
      Our Reports To Contract Owners.........................................5
      Dividends..............................................................6
      Distribution Of The Contracts..........................................6
      Regulation.............................................................7
      Discount For Employees Of Sammons Enterprises, Inc.....................7
      Legal Matters..........................................................7
      Financial Matters......................................................7
      Additional Information.................................................7
PERFORMANCE..................................................................8
      Historical Annualized Returns..........................................8
      Historical Cumulative Returns..........................................9

ILLUSTRATIONS...............................................................11
FINANCIAL STATEMENTS........................................................11

                                  THE CONTRACT


The entire contract is made up of the contract, including any supplemental benefit, schedules, the signed written application for the contract, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the contract unless it is contained in a written application that is made part of the contract by attachment or insertion.

Contract Owner
The contract owner is the insured unless another individual has been named in the application. As contract owner, You are entitled to exercise all rights under Your contract while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your contract by absolute assignment;

      2.    Designate, change or revoke a contingent owner; or

      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;

      2. Receive any benefit, exercise any right, and use any privilege granted by Your contract allowed by Us; or

      3.    Agree with Us to any change or amendment of Your contract.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit
As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your contract. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                       Table of Corridor Percentages
                                          Based on Contract Fund

  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age        Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                 The Contract Fund                Is This                    Contract Fund
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to contract fund, for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the contract fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the contract fund. In this example, if a 55 year-old had a face amount of $100,000 and a contract fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options
You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this contract is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a contract change is executed that causes this contract to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this contract in force.

                                    ABOUT US

Midland National Life Insurance Company
We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment contracts. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the contract.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.


Our Reports To Contract Owners
Shortly after the end of the third, sixth, ninth, and twelfth contract months of each contract year, We will send You reports that show:

      o     the current death benefit for Your contract,

      o     Your contract fund,

      o     information about investment divisions,

      o     the cash surrender value of Your contract,

      o     the amount of Your outstanding contract loans,

      o     the amount of any interest that You owe on the loan, and

      o     information about the current loan interest rate.

The annual report will show any transactions involving Your contract fund that occurred during the contract year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.


Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends
We do not pay any dividends on these contracts.

Distribution Of The Contracts
The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the contracts. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as our insurance agents.

Sammons Securities Company received sales compensation with respect to these contracts and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
                       Amount of Commissions Paid to Sammons           Aggregate Amount of Commissions Retained by
Fiscal year            Securities Company*                             Sammons Securities Company*
---------------------- ----------------------------------------------- -----------------------------------------------------
2003                   $11,414,872                                     $83,785
---------------------- ----------------------------------------------- -----------------------------------------------------
2004                   $11,280,611                                     $84,005
---------------------- ----------------------------------------------- -----------------------------------------------------

2005                   $10,657,189                                     $208,742

---------------------- ----------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance contracts under Separate Account A.


Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the contracts. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,

      o     deferred compensation and insurance benefits,

      o     advertising expenses, and

      o     all other expenses of distributing the contracts.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to their sales representatives;

      o     sales promotions relating to the policies;

      o costs associated with sales conferences and educational seminars for their sales representatives; and

      o     other sales expenses incurred by them.


We and/or Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Pending regulatory approvals, We intend to distribute the contracts in all states, except New York, and in certain possessions and territories.

Regulation
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc.
Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's contract during the first year. All other contract provisions will apply.

Legal Matters
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

Financial Matters
The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is Bank of America Plaza, 800 Market Street, St. Louis, MO 63101-2695. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Additional Information
We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect contract benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns


As of December 31, 2005


--------------------------------------------------------------------------------------------------------
         Investment Division           Date of             1-Year            5-Year           Life of
                                      Inception                                                 Fund
--------------------------------------------------------------------------------------------------------

XAIM V.I. Financial Services Fund      9/21/1999              6.17%            2.60%              6.62%

--------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund      5/22/1997               7.83%            -0.70%             7.99%

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio        1/9/1989              13.27%            -1.10%            11.78%

--------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap       1/25/1995

Portfolio                                                    15.46%            -1.08%            13.84%

--------------------------------------------------------------------------------------------------------
Alger American MidCap Growth           5/3/1993

Portfolio                                                    10.34%             4.21%            13.67%

--------------------------------------------------------------------------------------------------------
Alger American Small Capitalization   9/21/1988

Portfolio                                                    17.15%             1.14%             9.93%

--------------------------------------------------------------------------------------------------------
American Century VP Balanced           5/1/1991

Fund                                                          4.73%             3.10%             6.62%

--------------------------------------------------------------------------------------------------------
American Century VP Capital           11/20/1987

Appreciation Fund                                            23.56%            -1.36%             6.70%

--------------------------------------------------------------------------------------------------------
American Century VP Income &          10/30/1997

Growth Fund                                                   5.26%             2.20%             5.17%

--------------------------------------------------------------------------------------------------------
American Century VP International      5/1/1994

Fund                                                         15.67%            -2.08%             5.84%

--------------------------------------------------------------------------------------------------------

American Century VP Value Fund         5/1/1996               5.00%             8.25%             9.50%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio   1/3/1995               3.84%             1.92%             7.32%

--------------------------------------------------------------------------------------------------------

 Fidelity VIP Asset Manager:           9/6/1989
Growth Portfolio                                              3.92%             0.89%             6.89%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio        1/3/1995               5.93%             2.81%             6.02%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio      1/3/1995              18.03%             6.59%            13.30%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio  10/9/1986               6.41%             3.39%             9.71%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income          12/31/1996              8.38%             1.12%             6.29%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities      1/3/1995

Portfolio                                                    10.04%             0.32%             6.54%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio         10/9/1986               6.30%            -3.48%             9.69%

--------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio    9/19/1985               1.72%             4.40%             6.42%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio      8/27/1992               5.37%             0.12%             9.32%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond    12/5/1988

Portfolio                                                     1.21%             4.77%             6.08%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio        12/28/1998             19.50%            12.34%            19.40%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio       1/28/1987              20.70%             3.48%             6.18%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income         12/11/1989              3.65%             2.68%            10.79%

--------------------------------------------------------------------------------------------------------

Lord Abbett International             9/15/1999              28.96%             5.00%             3.07%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value             9/15/1999               8.29%             9.78%            14.24%

--------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series        7/24/1995               9.84%            -6.51%             7.07%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series        10/9/1995               8.04%            -0.82%             6.87%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series           5/1/1998               5.27%            -0.24%             6.03%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series               7/26/1995               8.55%            -1.37%             6.78%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio        4/30/1998               3.09%             6.06%             4.01%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio      2/16/1999               0.08%             2.82%             3.16%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio       9/30/1999               1.27%             8.19%             8.50%

--------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio      12/31/1997              1.60%             4.82%             4.79%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets          9/1/1989              56.36%            18.65%             7.72%
Fund

--------------------------------------------------------------------------------------------------------


Historical Cumulative Returns


As of December 31,2005


--------------------------------------------------------------------------------------------------------
       Investment Division         Date of               1-Year            5-Year              Life of
                                 Inception                                                       Fund
--------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund  9/21/1999               6.17%             13.69%               49.58%

--------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care       5/22/1997
Fund                                                      7.83%             -3.45%               93.93%

--------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio    1/9/1989              13.27%             -5.38%              563.02%

--------------------------------------------------------------------------------------------------------
Alger American Leveraged          1/25/1995

AllCap Portfolio                                         15.46%             -5.28%              312.91%

--------------------------------------------------------------------------------------------------------
Alger American MidCap Growth       5/3/1993

Portfolio                                                10.34%             22.90%              407.11%

--------------------------------------------------------------------------------------------------------
Alger American Small              9/21/1988

Capitalization Portfolio                                 17.15%              5.83%              413.81%

--------------------------------------------------------------------------------------------------------
American Century VP Balanced       5/1/1991

Fund                                                      4.73%             16.49%              156.25%

--------------------------------------------------------------------------------------------------------
American Century VP Capital       11/20/1987

Appreciation Fund                                        23.56%             -6.62%              223.97%

--------------------------------------------------------------------------------------------------------
American Century VP Income &      10/30/1997

Growth Fund                                               5.26%             11.49%               51.00%

--------------------------------------------------------------------------------------------------------
American Century VP                5/1/1994

International Fund                                       15.67%             -9.98%               94.01%

--------------------------------------------------------------------------------------------------------
American Century VP Value          5/1/1996

Fund                                                      5.00%             48.64%              140.60%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager         1/3/1995
Portfolio                                                 3.84%              9.98%              216.94%

--------------------------------------------------------------------------------------------------------

 Fidelity VIP Asset Manager:       9/6/1989
Growth Portfolio                                          3.92%              4.53%              108.12%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio    1/3/1995               5.93%             14.86%               90.22%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio  1/3/1995              18.03%             37.59%              294.94%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income        10/9/1986

Portfolio                                                 6.41%             18.14%              494.81%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income      12/31/1996              8.38%              5.73%               73.21%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Growth                1/3/1995

Opportunities Portfolio                                  10.04%              1.61%              100.74%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio     10/9/1986               6.30%            -16.23%              492.73%

--------------------------------------------------------------------------------------------------------
Fidelity VIP High Income          9/19/1985

Portfolio                                                 1.72%             24.02%              253.56%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio  8/27/1992               5.37%              0.60%              228.68%

--------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade     12/5/1988

Bond Portfolio                                            1.21%             26.24%              174.08%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio    12/28/1998             19.50%             78.93%              246.80%

--------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio   1/28/1987              20.70%             18.65%              211.29%

--------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income     12/11/1989              3.65%             14.14%              418.72%

--------------------------------------------------------------------------------------------------------

Lord Abbett International         9/15/1999              28.96%             27.63%               20.98%

--------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value         9/15/1999               8.29%             59.45%             131.30%

--------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth           7/24/1995

Series                                                    9.84%            -28.58%              104.14%

--------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series    10/9/1995               8.04%             -4.03%               97.40%

--------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series       5/1/1998               5.27%             -1.19%               56.73%

--------------------------------------------------------------------------------------------------------

MFS VIT Research Series           7/26/1995               8.55%             -6.66%               98.37%

--------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio    4/30/1998               3.09%             34.20%               35.23%

--------------------------------------------------------------------------------------------------------
PIMCO VIT Low Duration            2/16/1999

Portfolio                                                 0.08%             14.92%               23.86%

--------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return             9/30/1999

Portfolio                                                 1.27%             48.23%               66.61%

--------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return            12/31/1997

Portfolio                                                 1.60%             26.54%               45.44%

--------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard             9/1/1989              56.36%            135.15%              237.13%
Assets Fund

--------------------------------------------------------------------------------------------------------



                                  ILLUSTRATIONS


Midland National may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the contract had been in existence during the period illustrated and do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2005, 2004 and 2003


-----------------

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


                                                                         Page(s)


Report of Independent Registered Public Accounting Firm.....................1


Consolidated Financial Statements


Balance Sheets..............................................................2


Statements of Income........................................................3


Statements of Stockholder's Equity..........................................4


Statements of Cash Flows..................................................5-6


Notes to Consolidated Financial Statements...............................7-35

                Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 1 to the consolidated financial statements the Company changed its method of accounting in 2004 for certain contracts issued by adopting American Institute of Certified Public Accountants Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and for modified coinsurance reinsurance by adopting Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments.



/S/_____________________________________________


March 17, 2006

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
December 31, 2005 and 2004
--------------------------------------------------------------------------------

(amounts in thousands, except share and per share amounts)                              2005                2004

Assets
Investments
    Fixed maturities                                                                    $16,375,214         $14,171,511
    Equity securities                                                                       328,639             298,907
    Mortgage loans                                                                          361,863             436,261
    Policy loans                                                                            275,764             272,315
    Short-term investments                                                                  161,971             135,610
    Other invested assets and derivatives                                                   373,208             261,924
                                                                                  ------------------  ------------------
              Total investments                                                          17,876,659          15,576,528
Cash                                                                                         11,097              27,495
Accrued investment income                                                                   168,913             151,742
Deferred policy acquisition costs                                                         1,198,367           1,019,716
Deferred sales inducements                                                                  354,330             275,863
Present value of future profits of acquired businesses                                       39,017              43,254
Defered income tax asset                                                                    142,785             110,637
Current tax receivable                                                                        8,102                   -
Other receivables and other assets                                                           85,963              78,996
Reinsurance receivables                                                                   1,522,460           1,352,839
Separate account assets                                                                     722,300             602,723
                                                                                  ------------------  ------------------
              Total assets                                                              $22,129,993         $19,239,793
                                                                                  ------------------  ------------------
Liabilities and Stockholder's Equity
Liabilities
    Policyholder account balances                                                       $17,078,063         $14,825,850
    Policy benefit reserves                                                                 835,581             786,500
    Policy claims and benefits payable                                                      101,674             112,902
    Repurchase agreements and collateral on derivative instruments                        1,719,278           1,244,877
    Current tax payable                                                                           -               5,885
    Other liabilities                                                                       377,624             410,738
    Separate account liabilities                                                            722,300             602,723
                                                                                  ------------------  ------------------
              Total liabilities                                                          20,834,520          17,989,475
                                                                                  ------------------  ------------------
Commitments and contingencies
Stockholder's equity
    Common stock, $1 par value, 2,549,439 shares authorized,
     2,548,878 shares outstanding                                                             2,549               2,549
    Additional paid-in capital                                                              268,707             268,707
    Accumulated other comprehensive income                                                   38,441              97,243
    Retained earnings                                                                       985,776             881,819
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,295,473           1,250,318
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $22,129,993         $19,239,793
                                                                                  ------------------  ------------------




   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------

(amounts in thousands)                                                   2005                2004               2003

Revenues
Premiums                                                                  $ 113,264           $ 109,095          $ 112,118
Interest sensitive life and investment product charges                      254,309             231,404            225,966
Net investment income                                                       811,652             827,653            595,149
Net realized investment (losses) gains                                      (26,244)             (3,914)             3,482
Net unrealized gains (losses) on derivative instruments                      78,591              (8,063)            17,024
Other income                                                                  8,870               6,300              6,601
                                                                    ----------------   -----------------  -----------------
              Total revenue                                               1,240,442           1,162,475            960,340
                                                                    ----------------   -----------------  -----------------
Benefits and expenses
Benefits incurred                                                           201,024             206,798            187,400
Amortization of deferred sales inducements                                   42,761              21,076             15,748
Interest credited to policyholder account balances                          514,013             575,534            400,478
                                                                    ----------------   -----------------  -----------------
              Total benefits                                                757,798             803,408            603,626
                                                                    ----------------   -----------------  -----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                          88,726              74,462             81,073
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                     175,954             116,504            113,614
                                                                    ----------------   -----------------  -----------------
              Total benefits and expenses                                 1,022,478             994,374            798,313
                                                                    ----------------   -----------------  -----------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                   217,964             168,101            162,027
Income tax expense                                                           69,007              58,318             55,328
                                                                    ----------------   -----------------  -----------------
              Income before cumulative effect of a
               change in accounting principle                               148,957             109,783            106,699
Cumulative effect on prior years of change in
 accounting principle                                                             -              (7,549)                 -
                                                                    ----------------   -----------------  -----------------
              Net income                                                  $ 148,957           $ 102,234          $ 106,699
                                                                    ----------------   -----------------  -----------------



   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


                                                                                 Additional
                                                                     Common        Paid-in          Comprehensive
(amounts in thousands)                                               Stock         Capital          Income (Loss)

Balances at December 31, 2002                                         $ 2,549       $  43,707
Comprehensive income
    Net income                                                                                       $ 106,699
    Other comprehensive income
      Minimum pension liability (net of tax $407)                                                         (756)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $14,222)                                             26,412
                                                                                                 --------------
              Total comprehensive income                                                             $ 132,355
                                                                                                 --------------
Capital contribution                                                                  225,000
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2003                                           2,549         268,707
Comprehensive income
    Net income                                                                                       $ 102,234
    Other comprehensive income
      Minimum pension liability (net of tax $1,572)                                                     (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                             34,911
                                                                                                 --------------
              Total comprehensive income                                                             $ 134,225
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2004                                           2,549         268,707
Comprehensive income
    Net income                                                                                       $ 148,957
    Other comprehensive income
      Minimum pension liability (net of tax $882)                                                       (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                          (57,164)
                                                                                                 --------------
              Total comprehensive income                                                             $  90,155
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------
Balances at December 31, 2005                                         $ 2,549       $ 268,707
                                                                   -----------  --------------

   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity (Continued)
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------






                                                                     Accumulated
                                                                      Other                             Total
                                                                    Comprehensive     Retained      Stockholder's
(amounts in thousands)                                              Income (Loss)     Earnings          Equity

Balances at December 31, 2002                                         $  39,596         $ 749,886       $  835,738
Comprehensive income
    Net income                                                                            106,699          106,699
    Other comprehensive income
      Minimum pension liability (net of tax $407)                          (756)                              (756)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $14,222)              26,412                             26,412

              Total comprehensive income

Capital contribution                                                                                       225,000
Dividends paid on common stock                                                            (36,000)         (36,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2003                                            65,252           820,585        1,157,093
Comprehensive income
    Net income                                                                            102,234          102,234
    Other comprehensive income
      Minimum pension liability (net of tax $1,572)                      (2,920)                            (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)              34,911                             34,911

              Total comprehensive income

Dividends paid on common stock                                                            (41,000)         (41,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2004                                            97,243           881,819        1,250,318
Comprehensive income
    Net income                                                                            148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax $882)                        (1,638)                            (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))           (57,164)                           (57,164)

              Total comprehensive income

Dividends paid on common stock                                                            (45,000)         (45,000)
                                                                   -------------    --------------  ---------------
Balances at December 31, 2005                                         $  38,441         $ 985,776      $ 1,295,473
                                                                   -------------    --------------  ---------------



   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


(amounts in thousands)                                                    2005               2004               2003

Cash flows from operating activities
Net income                                                                 $ 148,957          $ 102,234          $ 106,699
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                     218,715            137,580            129,362
    Net amortization of premiums and discounts on
     investments                                                             139,364            102,659             40,694
    Policy acquisition costs deferred                                       (229,790)          (222,276)          (265,951)
    Sales inducements costs deferred                                         (97,997)           (99,767)          (127,882)
    Net realized investment losses (gains)                                    26,244              3,914             (3,482)
    Net unrealized (gains) losses on derivative
       instruments                                                           (78,591)             8,063            (17,024)
    Cumulative effect of accounting change                                         -              7,549                  -
    Deferred income taxes                                                       (486)           (49,696)           (17,447)
    Net interest credited and product charges on
     universal life and investment policies                                  494,161            559,296            344,543
    Changes in other assets and liabilities
      Net receivables                                                        (49,209)           (17,263)          (100,577)
      Net payables                                                           (36,706)           (53,059)           (19,808)
      Policy benefits                                                       (123,675)          (102,707)           (17,240)
      Other                                                                   11,480             29,558            (10,966)
                                                                    -----------------  -----------------  -----------------

              Net cash provided by operating activities                      422,467            406,085             40,921
                                                                    -----------------  -----------------  -----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                      10,024,829          5,590,085          6,407,146
    Equity securities                                                        220,249            222,225            306,724
    Mortgage loans                                                            69,065             41,368             65,711
    Other invested assets and derivatives                                     27,188             59,716            157,831
Cost of investments acquired
    Fixed maturities                                                     (12,451,732)        (8,163,700)        (8,645,932)
    Equity securities                                                       (252,405)          (197,675)          (380,292)
    Other invested assets and derivatives                                   (333,544)          (176,351)          (114,483)
Purchase of CHC Holding, Inc.                                                      -                  -           (290,188)
Net change in policy loans                                                    (3,449)            (2,874)            (2,222)
Net change in short-term investments                                         (26,369)            73,360            256,608
Net change in repurchase agreements and
 collateral on swap agreements                                               474,402            204,448            (32,593)
Net change in amounts due to brokers                                           1,611               (599)           (18,177)
                                                                    -----------------  -----------------  -----------------
              Net cash used in investing activities                       (2,250,155)        (2,349,997)        (2,289,867)
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                       2,962,492          2,849,016          2,839,656
Benefits paid on universal life and investment
 products                                                                 (1,106,202)          (869,877)          (756,241)
Cash paid on coinsurance agreement                                                 -                  -            (13,817)
Capital contributions received                                                     -                  -            225,000
Dividends paid on common stock                                               (45,000)           (41,000)           (36,000)
                                                                    -----------------  -----------------  -----------------
              Net cash provided by financing activities                    1,811,290          1,938,139          2,258,598
                                                                    -----------------  -----------------  -----------------
              (Decrease) increase in cash                                    (16,398)            (5,773)             9,652
Cash
Beginning of year                                                             27,495             33,268             23,616
                                                                    -----------------  -----------------  -----------------
End of year                                                                $  11,097          $  27,495          $  33,268
                                                                    -----------------  -----------------  -----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                           $  83,480          $ 107,788          $  92,221


   The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------

(amounts in thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Effective January 8, 2003, Midland National acquired through a purchase agreement, 100 percent of the outstanding shares of CHC Holding Inc. ("CHC") (Note 11). Companies owned by CHC included the insurance entity, Clarica Life Insurance Company - U.S. ("Clarica Life") and three noninsurance entities that provide various services on behalf of Clarica Life. The accompanying financial statements for 2003 include the consolidated accounts of the Company, including the results of operations and cash flows of CHC for the time period from January 8, 2003 (date of purchase) through December 31, 2003. Effective April 2004, all of the assets and liabilities of CHC, Clarica Life and the three non-insurance entities were merged into Midland National and the respective shares of each company retired. Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. The accompanying financial statements for 2005 include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re for the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia. All significant inter-company accounts and transactions were eliminated in consolidation.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY").


        Use of Estimates
        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.


        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and a decrease in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Cash
        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.


        Investments
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses) utilizing the specific identification method. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.


        The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were recorded at fair value as of the purchase date. Any premium or discount is amortized to adjust the yield over the remaining term of the loan. Mortgage loans are carried at the adjusted unpaid balances less allowance for losses.


        Short-term investments include short-term government and agency discount notes and money market funds and are carried at amortized cost, which approximates fair value. Policy loans are carried at unpaid principal balances.


        Other invested assets and derivatives are primarily comprised of interest rate swaps, options, private equity investments and limited partnerships. The interest rate swaps are reported at exchange or broker quoted prices. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counter parties. Investments in private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with paragraph 8 of AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5 percent or more of the entity's equity (reported at cost where the Company owns less than 5 percent) and reviewed for impairment on a periodic basis.


        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.


        The Company's accounting policy for impairment recognition requires other than temporary impairment charges to be recorded. Factors considered in evaluating whether a decline in value is other than temporary include the length of time and magnitude by which the fair value is less than cost; the financial condition, enterprise value and prospects of the investment combined with the intent and ability of the Company to hold the investment. Other considerations are also taken into account such as, but not limited to financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $8,016, $6,348 and $19,229 during 2005, 2004 and 2003, respectively, of realized losses as a result of this analysis, in addition to those securities which were sold and impaired at the time of sale. These losses are included in net realized gains and losses.


        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.


        Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25 percent to 11.25 percent.


        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies") Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.


        Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.00 percent to 7.50 percent during 2005 and 2004 and 2.00 percent to 6.65 percent during 2003. For certain contracts, these crediting rates extend for periods in excess of one year.


        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138 and 149, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected in the statement of income. The changes in fair value of derivatives designated as effective fair value hedges of specified available for sale fixed income securities are reported as a component of earnings. The changes in fair value of the hedged fixed income security are also reported as a component of earnings. These changes in fair value substantially offset each other in the statement of income. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of earnings in the period of change.


        The Company uses derivatives to manage its equity indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and purchases over-the-counter index ("call") options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has equity indexed annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases call options that compensate the Company for any appreciation over the strike price and generally offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        The FASB's Derivative Implementation Group issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments ("DIG B36") in April 2003. DIG B36 provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36, which became effective for the Company on January 1, 2004, impact one large coinsurance with funds withheld agreement with a third-party reinsurer applicable to specified annuity policies issued by the Company. At January 1, 2004, the reported value of the embedded derivative was ($445) net of taxes and related deferred acquisition costs and deferred sales inducements, which loss was reported as a cumulative effect of change in accounting principle in the accompanying statement of income.


        See Note 4 for further discussion of the Company's derivatives and hedging activities.


        Deferred Policy Acquisition Costs
        Policy acquisition costs that vary with, and are primarily related to the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.


        Deferred costs related to traditional life insurance are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.


        Deferred costs related to interest sensitive policies are being amortized over the lives of the policies in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


        Policy acquisition costs deferred and amortized for the years ended December 31 are as follows:


                                                                2005               2004               2003

Deferred policy acquisition costs, beginning
 of year                                                        $1,019,716         $1,013,898          $ 858,924
Commissions deferred                                               200,252            198,959            237,733
Underwriting and acquisition expenses deferred                      29,538             23,317             28,218
Effect of change in accounting - DIG B36                                 -              3,662                  -
Change in offset to unrealized gains                               128,199           (108,864)              (371)
Reclassification to deferred sales inducements                      (3,939)                 -                  -
Reclassification to policy benefit reserves                         (3,682)                 -                  -
Amortization - related to operations                              (129,341)          (114,747)          (100,751)
Amortization - related to SFAS No. 133                             (42,376)             3,491             (9,855)
                                                           ----------------   ----------------   ----------------
Deferred policy acquisition costs, end of year                  $1,198,367         $1,019,716         $1,013,898
                                                           ----------------   ----------------   ----------------

        To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.


        The Company regularly evaluates the recoverability of the unamortized balance of the deferred policy acquisition costs. The Company considers estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If the Company determines a portion of the unamortized balance is not recoverable, it is charged to amortization expense.


        Sales Inducements
        The Company defers certain sales inducements, primarily premium bonuses and bonus interest on the Company's annuity products. Prior to the adoption of AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for the Separate Accounts, in 2004, the capitalized sales inducements were included in deferred policy acquisition costs and the related amortization expense was included in the amortization of deferred policy acquisition costs. The change in 2004, as it applies to accounting and reporting for certain sales inducements, had no effect on net income or stockholder's equity. The 2003 amounts were reclassified to conform to the 2004 presentation.


                                                                  2005               2004               2003

Deferred sales inducements, beginning of year                      $ 275,863          $ 219,470          $ 107,387
Sales inducements deferred                                            97,997             99,767            127,882
Change in offset to unrealized gains                                  19,292            (22,298)               (50)
Reclassification from deferred acquisitions costs                      3,939                  -                  -
Amortization - related to operations                                 (26,764)           (23,510)           (13,629)
Amortization - related to SFAS No. 133                               (15,997)             2,434             (2,120)
                                                            -----------------  -----------------  -----------------
Deferred sales inducements, end of year                            $ 354,330          $ 275,863          $ 219,470
                                                            -----------------  -----------------  -----------------


        Present Value of Future Profits of Acquired Businesses
        The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:


                                                                2005               2004               2003

Balance at beginning of year                                     $  43,254          $  48,502          $  12,214
Value of acquired business                                               -                  -             39,295
Amortization                                                        (4,237)            (5,248)            (3,007)
                                                           ----------------   ----------------   ----------------
Balance at end of year                                           $  39,017          $  43,254          $  48,502
                                                           ----------------   ----------------   ----------------

        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Based on current conditions and assumptions as to future events, the Company expects to amortize $3,879, $3,768, $3,659, $3,541 and $3,393 of the existing PVFP over the next five years.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.


        Federal Income Taxes
        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Assets Held in Separate Accounts


        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain Variable Life and Annuity policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheet. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to individual bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheet.


        Comprehensive Income
        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


        Repurchase Agreements and Collateral on Derivative Instruments
        As part of the Company's investment strategy, the Company may enter reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as collateral borrowings, where the amount borrowed is equal to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2005 and 2004, there were $1,589,922 and $1,150,839, respectively, of reverse repurchase agreements outstanding. The collateral for these agreements is held in the fixed maturities and short-term investments in the balance sheets.


        New Accounting Standards


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), Consolidation of Variable Interest Entities. Under FIN 46 (R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both. FIN 46 (R) was effective for non-public entities for periods beginning after December 15, 2004.


        As of December 31, 2005. the Company has identified limited partnership and private equity investments that may be variable interest entities. In each case the Company has determined it would not be the primary beneficiary of any of these entities. The Company will evaluate its position in the future when any of the following circumstances arise: changes in governing documents or contractual arrangements, primary beneficiary sale of its interest, non-primary beneficiary acquisition of additional interests, troubled debt restructurings, and business combinations. The aforementioned circumstances could create a case in which the Company would consolidate the variable interest entity into its financial statements.


        Internal Replacement and Exchanges
        In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 05-1 ("SOP 05-1"), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract with another insurance contract. Under this guidance, the replacement of a contract with another that is substantially different from the original contract is deemed an extinguishment of the original contract. As such, all remaining unamortized deferred costs would be written off at the time of the exchange. An internal replacement that is deemed substantially the same as the original contract will be accounted for as a continuation of the original contract, that is all remaining unamortized deferred costs will remain. SOP 05-1 is effective for internal replacements occurring in periods beginning after December 15, 2006, with earlier application encouraged. The impact of adopting SOP 05-1 is not expected to be material.


        Accounting Changes and Error Corrections
        In May 2005, the FASB issued Statement No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion 20 and FASB No. 3 ("SFAS 154"), which changes the requirements for the accounting and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principles and also to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not anticipate any material impact on its financial statements as a result of implementing this pronouncement.


        Reclassification
        Certain items in the 2004 financial statements have been reclassified to conform to the 2005 presentation


2.        Fair Value of Financial Instruments


        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


        Mortgage Loans
        The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were restated to fair value at purchase date. The fair values were estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the loans in January 2003. At that time, each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Cash, Short-Term Investments and Policy Loans
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Other Invested Assets and Derivatives
        For private equity investments and limited partnerships, the carrying amounts representing the Company's share of the entity's underlying equity approximate their fair values. For the derivative instruments, including the interest rate swaps and options, the carrying value is equal to exchange or broker quoted market prices for interest rate swaps and internal financial models or counterparty fair value quotes for options.


        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.


        The carrying value and estimated fair value of the Company's financial instruments are as follows:




                                            December 31, 2005                        December 31, 2004
                                  --------------------------------------   --------------------------------------
                                      Carrying            Estimated            Carrying            Estimated
                                        Value            Fair Value              Value            Fair Value

Financial assets
    Fixed maturities,
     available-for-sale                 $16,375,214         $16,375,214          $14,171,511         $14,171,511
    Equity securities,
     available-for-sale                     328,639             328,639              298,907             298,907
    Mortgage loans                          361,863             360,423              436,261             444,451
    Policy loans                            275,764             275,764              272,315             272,315
    Short-term investments                  161,971             161,971              135,610             135,610
    Other invested assets
     and derivatives                        373,208             373,208              261,924             261,924
Financial liabilities
    Investment-type
     insurance contracts                  9,671,579           8,214,838            8,473,091           7,158,469




3.      Investments and Investment Income


        Fixed Maturity and Equity Security Investments
        The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:




                                                                         December 31, 2005
                                             -------------------------------------------------------------------------
                                                                     Gross             Gross
                                                                   Unrealized        Unrealized         Estimated
                                                 Amortized          Holding           Holding             Fair
                                                   Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                                  $ 3,693,359        $ 101,104          $ 26,083         $ 3,768,380
    Corporate securities                             7,202,829          117,826            96,137           7,224,518
    Mortgage-backed securities                       5,155,717           79,802            25,441           5,210,078
    Other debt securities                              164,807            7,681               250             172,238
                                             ------------------  ---------------   ---------------  ------------------
              Total fixed maturities                16,216,712          306,413           147,911          16,375,214
Equity securities                                      317,835           12,690             1,886             328,639
                                             ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                                $16,534,547        $ 319,103         $ 149,797         $16,703,853
                                             ------------------  ---------------   ---------------  ------------------




                                                                         December 31, 2004
                                             -------------------------------------------------------------------------
                                                                     Gross             Gross
                                                                   Unrealized        Unrealized         Estimated
                                                 Amortized          Holding           Holding             Fair
                                                   Cost              Gains             Losses             Value

Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                                  $ 3,140,205         $ 74,360          $  5,407         $ 3,209,158
    Corporate securities                             5,323,903          183,169            17,243           5,489,829
    Mortgage-backed securities                       5,109,949          150,467             5,705           5,254,711
    Other debt securities                              209,689            8,285               161             217,813
                                             ------------------  ---------------   ---------------  ------------------
              Total fixed maturities                13,783,746          416,281            28,516          14,171,511
Equity securities                                      281,894           17,384               371             298,907
                                             ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                                $14,065,640        $ 433,665          $ 28,887         $14,470,418
                                             ------------------  ---------------   ---------------  ------------------


        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as follows:




                                                            December 31, 2005
                           -------------------------------------------------------------------------------------
                              Less than 12 months            12 months or more           Total
                           ---------------------------   --------------------------  ---------------------------
                                            Unrealized                   Unrealized                  Unrealized
                            Fair Value       Losses      Fair Value       Losses      Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,188,836      $22,026      $ 171,676       $ 4,057      $1,360,512      $26,083
   Corporate securities        3,582,054       71,401        602,684        24,736       4,184,738       96,137
   Mortgage-backed
    securities                 1,385,768       16,562        364,330         8,879       1,750,098       25,441
   Other debt securities             896           12         12,701           238          13,597          250
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total fixed
            maturities         6,157,554      110,001      1,151,391        37,910       7,308,945      147,911
Equity securities                 59,269          754         28,832         1,132          88,101        1,886
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total available-
            for-sale          $6,216,823     $110,755     $1,180,223       $39,042      $7,397,046     $149,797
                           --------------  -----------   ------------   -----------  --------------  -----------




                                                            December 31, 2004
                           -------------------------------------------------------------------------------------
                              Less than 12 months            12 months or more           Total
                           ---------------------------   --------------------------  ---------------------------
                                            Unrealized                   Unrealized                  Unrealized
                            Fair Value       Losses      Fair Value       Losses      Fair Value       Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                   $ 224,242      $ 2,736      $ 218,971       $ 2,671       $ 443,213      $ 5,407
   Corporate securities          755,640        6,547        309,073        10,696       1,064,713       17,243
   Mortgage-backed
    securities                   447,370        3,560        177,818         2,145         625,188        5,705
   Other debt securities          17,123           69          4,848            92          21,971          161
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total fixed
            maturities         1,444,375       12,912        710,710        15,604       2,155,085       28,516
Equity securities                 49,835          302         11,427            69          61,262          371
                           --------------  -----------   ------------   -----------  --------------  -----------
           Total available-
            for-sale          $1,494,210      $13,214      $ 722,137       $15,673      $2,216,347      $28,887
                           --------------  -----------   ------------   -----------  --------------  -----------



        The unrealized appreciation (depreciation) on the available-for-sale securities and cash flow hedge interest rate swaps in 2005 and 2004 is reduced by deferred acquisition costs, deferred sales inducements and deferred income taxes and is reflected as a component of accumulated other comprehensive income in the statements of stockholder's equity:



                                                                                   2005               2004

Net unrealized appreciation - AFS securities                                        $ 174,787          $ 404,778
Net unrealized appreciation - cash flow interest rate swaps                             5,653             11,099
Deferred acquisition costs                                                            (99,199)          (227,398)
Deferred sales inducements                                                            (13,927)           (33,219)
Deferred income taxes                                                                 (23,560)           (54,341)
                                                                              ----------------   ----------------
                                                                                       43,754            100,919
Minimum pension liability (net of tax $2,861)                                          (5,313)            (3,676)
                                                                              ----------------   ----------------
              Accumulated other comprehensive gain                                  $  38,441          $  97,243
                                                                              ----------------   ----------------






        The other comprehensive income (loss) is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (primarily cash flow hedge interest rate swaps) arising during the period less the realized (gains) losses included in income, deferred policy acquisition costs, deferred sales inducements, deferred income taxes and minimum pension liability as follows:




                                                                2005               2004               2003

Unrealized holding (losses) gains arising in the
 current period
     Fixed maturities                                           $ (255,330)         $ 157,153          $  30,731
     Equity securities                                              (2,424)             3,409             12,538
     Other invested assets - interest rate swaps                    (5,446)               394            (66,788)
     Less:  Reclassification adjustment for
      losses (gains) released into income                           27,764             23,915             64,574
     Less:  Deferred acquisition costs impact                      128,199           (108,864)              (371)
     Less:  Deferred sales inducements impact                       19,292            (22,298)               (50)
     Less:  Deferred income tax impact                              30,781            (18,798)           (14,222)
                                                           ----------------   ----------------   ----------------
                                                                   (57,164)            34,911             26,412
     Less:  Minimum pension liability impact                        (1,638)            (2,920)              (756)
                                                           ----------------   ----------------   ----------------
         Net other comprehensive (loss) income                   $ (58,802)         $  31,991          $  25,656
                                                           ----------------   ----------------   ----------------



        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2005, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.




                                                                               Amortized           Estimated
                                                                                 Cost             Fair Value

Due in one year or less                                                           $  103,065          $  103,288
Due after one year through five years                                                890,669             897,651
Due after five years through ten years                                             2,228,424           2,243,514
Due after ten years                                                                7,838,837           7,920,683
Securities not due at a single maturity date (primarily
 mortgage-backed securities)                                                       5,155,717           5,210,078
                                                                           ------------------  ------------------
              Total fixed maturities                                             $16,216,712         $16,375,214
                                                                           ------------------  ------------------





        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to become a member Midland National was required to purchase FHLB equity securities that total $10,000 as of December 31, 2005. The securities are included in equity securities at cost in the Company's balance sheet. Resale of these securities is restricted only to FHLB. As a member of FHLB the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses)
        The major categories of investment income are summarized as follows:



                                                                2005               2004               2003

Gross investment income
    Fixed maturities                                             $ 796,652          $ 668,442          $ 557,185
    Equity securities                                               20,836             19,064             27,506
    Mortgage loans                                                  25,836             31,102             37,961
    Policy loans                                                    20,028             19,852             20,100
    Short-term investments                                           8,037              5,483              4,972
    Other invested assets                                           29,273             17,624             22,115
                                                           ----------------   ----------------   ----------------
              Total gross investment income                        900,662            761,567            669,839
Value received on option maturities                                125,330            215,244             48,742
Less:  Amortization of investment options                          134,582            108,179             77,357
Less:  Investment expenses                                          79,758             40,979             46,075
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 811,652          $ 827,653          $ 595,149
                                                           ----------------   ----------------   ----------------




        Included in gross investment income from equity securities in 2004 and 2003 is $867 and $4,686, respectively, of income related to a common stock trading program the Company initiated in 2003. Under this program, the Company purchased a common equity security and simultaneously wrote a covered call option on the security. The Company received any common equity dividend and subsequently disposed of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option was exercised. In addition, the Company purchased S&P 500 and other equity specific put options to hedge against a significant drop in the equity securities market. There were no outstanding equity or option positions related to this trading program at December 31, 2004 and the trading program was not utilized during 2005. For the year ended December 31, gross investment income from these activities consisted of the following:



                                                                                   2004               2003

Dividends                                                                            $  2,278          $  15,188
Covered call option premiums                                                           29,142              7,394
Loss on disposal of equity securities                                                 (35,983)           (17,271)
Put option income (expense)                                                             5,430               (625)
                                                                              ----------------   ----------------
              Net impact on gross investment income                                   $   867           $  4,686
                                                                              ----------------   ----------------




        The major categories of realized investment gains (losses) reflected in the income statement are summarized as follows:



                                                                2005               2004               2003
                                                              Realized           Realized           Realized

Fixed maturities                                                 $ (31,550)         $ (26,492)         $ (69,515)
Equity securities                                                    3,786              2,577              4,941
Mortgage loans                                                         515               (835)             2,164
Gain on termination of interest rate swaps                             299              4,537             65,901
Other                                                                  706             16,299                 (9)
                                                           ----------------   ----------------   ----------------
              Net investment (losses) gains                      $ (26,244)         $  (3,914)          $  3,482
                                                           ----------------   ----------------   ----------------



        During 2004, the Company received liquidation proceeds from a limited partnership resulting in a realized gain of $14,975. The primary partnership asset was a commercial office complex. The realized gain from this partnership distribution is included in the other category in the above footnote.


        During 2005, 2004 and 2003 the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2005, 2004 and 2003, the Company terminated interest rate swaps with notional amounts of $72,389, $130,535 and $462,000 and realized net gains on the terminations of $299, $4,537 and $65,901, respectively. In some of the 2003 termination agreements, the Company elected to continue the interest rate swap for a period of 18 months. The remaining 18-month interest rate swaps did not qualify for hedge accounting and the Company realized a gain equal to the fair value of the remaining interest rate swap on the date of termination. These swaps were adjusted to fair market value as of December 31, 2004, with any change in fair value reflected as a realized gain or loss. During 2003, the Company received net proceeds of $23,608 related to the termination of interest rate swaps with remaining 18-month periods.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took a write-down of $4,977 during 2005 applicable to a Kamp Re catastrophe bond. The security became impaired as a result of Hurricane Katrina. The Company also took write-downs for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines. The Company recognized write-downs on securities issued by United Airlines of $1,845 and $4,658 in the years ended December 31, 2004 and 2003, respectively. During 2003, the Company recognized an other than temporary impairment write-down of $11,087 applicable to fixed income securities of Southern Energy Corp.


        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2005, 2004 and 2003 were as follows:




                                      2005                            2004                           2003
                         ------------------------------  -----------------------------  ----------------------------
                             Fixed          Equity           Fixed          Equity          Fixed         Equity
                          Maturities      Securities      Maturities      Securities     Maturities     Securities

Proceeds from sales         $8,635,952       $ 130,345      $4,320,894    $ 1,256,949      $5,509,559     $ 281,599
Gross realized gains            33,449           2,449          19,764         12,856          52,919         6,214
Gross realized losses          (56,323)           (604)        (44,761)       (49,127)        (92,818)       (2,719)



        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10 percent of stockholder's equity at December 31, 2005, except for SASCO Series 2003, 2004 and 2005 with a carrying value of $264,261.


        Limited Partnership Commitments
        At December 31, 2005, the Company had outstanding capital commitments to limited partnerships of $109,140. Outstanding commitments in prior periods were not considered material.


        Other
        At December 31, 2005 and 2004, securities amounting to $3,788 and $4,432, respectively, were on deposit with regulatory authorities as required by law.


        Mortgage Loans
        Approximately 35 percent of the Company's mortgage loan portfolio is located in Illinois, Indiana, Michigan, Ohio, and Wisconsin. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2005, was as follows: Office 41 percent, Retail 10 percent, Industrial 27 percent, Apartment 6 percent, and Other 16 percent. At December 31, 2005, no investments in mortgage loans were considered by management to be impaired.


        There were no new mortgage loans during in 2005 and 2004. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80 percent. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.


        There is no investment in restructured loans at December 31, 2005. Interest income on non-performing loans is generally recognized on a cash basis.


4.      Derivative Instruments and Hedging Activities


        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $4,031,657 of annuity policies inforce (net of $1,480,564 ceded to an outside reinsurer) that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases call options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($125,330, $215,244 and $48,742 in 2005, 2004 and 2003,
        respectively) offset by the amount credited to the policyholder ($121,710, $201,572 and $45,835 in 2005, 2004 and 2003, respectively).


        The following relates to the options owned as of December 31:


                                2005               2004               2003

Notional amount              $4,088,922         $3,301,283         $1,875,505
Amortized cost                  105,001             94,454             59,275
Estimated fair value            181,418            200,471            228,928


        The Company has two coinsurance with funds withheld reinsurance agreement that falls under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreement contains an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivative contained in the funds withheld liability is similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the balance sheet in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaty, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivative embedded in the funds withheld coinsurance agreement is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreement and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivative during 2005 and 2004 was $1,777 and $85, respectively, and is reported as a net unrealized gain (loss) on derivative instruments in the statement of income.


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in equity indexed products and the coinsurance with funds withheld reinsurance agreement be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:




                                                         Change
                                  ------------------------------------------------------              December 31,
                                    During        During      January 1,      During     ----------------------------------------
Gain (Loss) in Fair Value            2005          2004          2004          2003         2005          2004          2003

Change in investment values         $ (29,602)    $ (30,942)       $    -      $145,229     $ 76,416      $106,018      $136,960
Change in liability values            102,648        22,879        (4,347)     (128,205)     (23,307)     (125,955)     (144,487)
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------
Change in derivative/option
 values                                73,046        (8,063)       (4,347)       17,024       53,109       (19,937)       (7,527)
Offset to deferred acquisition
 costs                                (36,924)        4,299         2,854        (9,855)     (25,011)       11,913         4,760
Offset to deferred sales
 inducements                          (13,856)        1,625           809        (2,120)     (10,971)        2,885           451
Offset to federal income taxes         (7,447)          568           239        (1,796)      (5,858)        1,589           782
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------
Net impact                           $ 14,819      $ (1,571)      $  (445)     $  3,253     $ 11,269      $ (3,550)     $ (1,534)
                                  ------------  ------------  ------------ ------------- ------------  ------------  ------------


        The changes in the above values during 2005 and 2004 are reflected in the statement of income in the respective components of income with the January 1, 2004, change reflected as a cumulative effect of change in accounting principle in the statement of income.


        The fair value of the investment in call options is based upon internal financial models or counterparty quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs and deferred sales inducements, an adjustment to the amortization of deferred acquisition costs and deferred sales inducements is made.


        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed and fixed to variable over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash flow hedges and are reported at fair value in the balance sheet with changes in fair value reported as a component of other comprehensive income for the effective portion of the hedge. The cash flow hedge swaps have stated maturities ranging from 2007 to 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the cash flow hedge interest rate swaps:





                                                              2005                  2004                   2003

Notional amounts                                          $ 280,960             $ 156,500              $ 266,500
Fixed rates to receive (range)                        4.85% to 6.04%        4.73% to 6.04%         4.73% to 6.04%
Current variable rates to pay (range)                 4.24% to 4.65%        2.16% to 2.66%         1.15% to 1.23%




        These cash flow hedges are considered to be highly effective and are accounted for as effective hedges with the change in fair value reflected in other comprehensive income. The ineffective portion of the cash flow swaps of $86 during 2005 is reported as a component of unrealized loss on derivatives in the statement of income.





                                             Change                             December 31,
                                             During       ------------------------------------------------------
Gain (Loss) in Fair Value                    2005               2005               2004               2003

Change in swaps values                        $  (5,446)          $  5,653          $  11,099          $  10,705
Offset to deferred acquisition
 costs                                            2,914             (3,647)            (6,561)            (6,333)
Offset to deferred sales
 inducements                                        901               (300)            (1,201)            (1,160)
Offset to federal income taxes                      571               (597)            (1,168)            (1,124)
                                        ----------------   ----------------   ----------------   ----------------
              Net impact to other
               comprehensive
               income                         $  (1,060)          $  1,109           $  2,169           $  2,088
                                        ----------------   ----------------   ----------------   ----------------


        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available for sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheet at fair value with the changes in fair value of the swaps and hedged available for sale fixed income investments reported as components of unrealized gain (loss) on derivatives in the statement of income. The fair value hedge swaps have stated maturities ranging from 2007 to 2010. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.



                                                                  2005

Notional amounts                                                  $ 185,468
Fixed rates to pay (range)                                   3.06% to 4.45%
Current variable rates to receive (range)                    3.82% to 4.58%


Gain (Loss) in Fair Value
Change in fair value of swaps                                      $  6,130
Change in fair value of hedged bonds                                 (6,102)
                                                             ---------------
   Net change in fair value hedges                                       28
Offset in deferred acquisition costs                                    163
Offset to deferred sales inducements                                   (176)
Offset to federal income taxes                                           (5)
                                                             ---------------

Net impact to unrealized gain (loss)
  from derivatives                                                   $   10
                                                             ---------------


        The Company has also entered into interest rate swap agreements to help manage its overall exposure to interest rate changes. These swaps do not hedge specific assets or liabilities and as such are not accounted for under hedge accounting. In accordance with SFAS 133, these swaps are reported at fair value in the balance sheet and changes in the fair value are reported as a component of unrealized gain (loss) on derivatives in the statement of income. The non-hedge swaps have stated maturities ranging from 2007 to 2014. Periodic interest swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.



                                                               2005

Notional amounts                                               $ 284,710
Fixed rates to pay (range)                                3.06% to 4.46%
Current variable rates to receive (range)                 4.03% to 4.37%

Gain (Loss) in Fair Value
Change in fair value of swaps not accounted for
   as effective hedges                                          $  5,604
                                                          ---------------
   Net change in fair value hedeges                                5,604
Offset in deferred acquisition costs                                (222)
Offset to deferred sales inducements                                (186)
Offset to federal income taxes                                    (1,788)
                                                          ---------------

Net impact to unrealized gain
  from derivatives                                              $  3,408
                                                          ---------------


        In addition, the net unrealized gain from derivatives includes a loss of $86 applicable to the ineffective portion of cash flow swaps.


        The Company generally limits its selection of counterparts that are obligated under its derivative contracts to those within the "A" credit rating or above. As of December 31, 2005, no counterparty had more than 25 percent exposure to the fair value of the Company's derivative contracts. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2005 and 2004, applicable to all derivative investments was $129,356 and $94,038, respectively, and is reflected in the balance sheet in short-term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on derivative instruments.


5.        Income Taxes


        The significant components of the provision for income taxes are as follows:



                                                                2005               2004               2003

Current                                                          $  69,493          $ 108,015          $  72,775
Deferred                                                              (486)           (49,697)           (17,447)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  69,007          $  58,318          $  55,328
                                                           ----------------   ----------------   ----------------



        Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35 percent to income before income taxes as follows:


                                                                2005               2004               2003

At statutory federal income tax rate                             $  76,287          $  58,836          $  56,709
Dividends received deductions                                         (721)              (575)              (462)
Other, net                                                          (6,559)                57               (919)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  69,007          $  58,318          $  55,328
                                                           ----------------   ----------------   ----------------


        The federal income tax asset as of December 31 is comprised of the following:



                                                                                   2005               2004

Net deferred income tax asset                                                       $ 142,785          $ 110,637
Income taxes currently receivable (payable)                                             8,102             (5,885)
                                                                              ----------------   ----------------
              Federal income tax asset                                              $ 150,887          $ 104,752
                                                                              ----------------   ----------------


        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:




                                                                                   2005               2004

Deferred income tax assets
    Policy liabilities and reserves                                                 $ 625,386          $ 607,013
    Other, net                                                                         22,860             28,762
                                                                              ----------------   ----------------
              Total deferred income tax assets                                        648,246            635,775
                                                                              ----------------   ----------------
Deferred income tax liabilities
    Investments                                                                       (54,287)          (155,421)
    Present value of future profits of acquired business                              (13,656)           (15,138)
    Deferred policy acquisition costs                                                (437,518)          (354,579)
                                                                              ----------------   ----------------
              Total deferred income tax liabilities                                  (505,461)          (525,138)
                                                                              ----------------   ----------------
              Net deferred income tax asset                                         $ 142,785          $ 110,637
                                                                              ----------------   ----------------


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. A provision in the "American Jobs Creation Act of 2004" will treat distributions during 2005 and 2006 as being made from the policyholders' surplus account and no tax will be imposed on those distributions. The Company expects total distributions during this period to be in excess of the existing policyholder surplus account balance. Accordingly, no provision for income tax has been made on the approximately $34,000 balance in the policyholders' surplus account at December 31, 2005.


6.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:




                           2005                              2004                              2003
              --------------------------------  --------------------------------  -------------------------------
                   Ceded           Assumed          Ceded            Assumed          Ceded           Assumed

Premiums            $ 915,666          $  508        $ 812,718          $ 3,115        $ 595,599         $ 8,774
Claims                107,737          (3,018)         111,320            2,699           99,713           5,306



        The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best. The Company is a party to several larger reinsurance arrangements at December 31, 2005, which are described below.


        Midland National is party to funds withheld coinsurance agreements with an outside reinsurer. This is an indemnity agreement that covers 50 percent of all policies issued from January 1, 2002 through March 31, 2005 and 60 percent of all policies issues since April 1, 2005 of particular annuity plans. In this agreement Midland National agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $2,173,195 and $1,500,560 against the reserve credits of $2,647,413 and $1,838,275 in the reinsurance receivable line in the December 31, 2005 and 2004 balance sheets, respectively. This agreement increased (decreased) the following financial statement lines as follows:




                                                                           2005             2004             2003

Assets
    Other invested assets                                                  $    -         $ 14,172         $  4,842
    Deferred policy acquisition costs                                    (271,855)        (188,875)        (126,928)
    Deferred sales inducements                                           (200,230)        (131,579)         (65,417)
    Reinsurance receivables                                               504,019          337,715          197,079
Liabilities
    Other liabilities                                                       2,385            2,250            1,002
Revenues
    Interest sensitive life and investment product charges                 (4,662)          (2,564)          (1,486)
    Net investment income                                                 (98,968)         (77,389)         (38,627)
Benefits and expenses
    Benefits incurred                                                        (197)            (157)             (93)
    Interest credited to policyholder account balances                    (66,791)         (57,275)         (27,115)
    Operating expenses                                                     (2,255)            (898)              75
    Amortization of deferred policy acquisition costs                     (30,622)          (9,968)          (7,577)
    Amortization of deferred sales inducements                            (17,966)          (6,843)          (3,127)


        Effective January, 2003, Clarica Life entered into a coinsurance agreement with an outside reinsurer that covered 30 percent of the substantially all of the inforce life and annuity policies. Policies issued in 2003 were not covered under this agreement. In this agreement $734,671 of policy obligations were transferred to the reinsurer. The transfer of the policy obligations was funded by the transfer of $564,570 of fixed maturity securities, $153,219 of mortgage loans and $15,417 of cash. The GAAP ceding fee of $1,465 was recorded into a deferred liability account which is being amortized over the life of the agreement.


        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


7.        Statutory Financial Data and Dividend Restrictions


        Midland National is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by Midland National during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10 percent of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $45,000, $41,000 and $36,000 in 2005, 2004 and
        2003, respectively. Dividends payable in 2006 up to approximately $184,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2005, 2004 and 2003, is approximately $184,000, $181,000 and $95,000, respectively, and capital and surplus at December 31, 2005, 2004 and 2003, is approximately $953,000, $811,000 and $722,000, respectively, in accordance with statutory accounting principles.


8.        Employee Benefits


        Midland National participates in qualified pension and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2005 and 2004. The amounts reflect an allocation of the Company's portion of the SEI plan:



                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2005            2004            2005             2004

Benefit obligation at December 31                       $ 30,931        $ 29,063        $ 11,131         $ 9,976
Fair value of plan assets at December 31                  22,924          23,069               -               -
                                                   --------------  --------------  --------------   -------------
Funded status at December 31                            $ (8,007)       $ (5,994)       $(11,131)       $ (9,976)
                                                   --------------  --------------  --------------   -------------
Accrued benefit liability recognized
 in financial statements                                 $ 8,007         $ 5,994         $ 8,136         $ 7,243
                                                   --------------  --------------  --------------   -------------



        The Company's other postretirement benefit plan is not funded;
        therefore, it has no plan assets.

        The amounts of contributions made to and benefits paid from the plan are as follows:



                                                         Pension Benefits                 Other Benefits
                                                   ------------------------------  ------------------------------
                                                       2005            2004            2005             2004

Employer contributions                                $   -         $ 4,544          $  295          $  373
Employee contributions                                    -               -             114              55
Benefit payments                                        311             300             409             429



        The following table provides the net periodic benefit cost for the years ended 2005, 2004 and 2003:


                               Pension Benefits                                 Other Benefits
                   ----------------------------------------------  ----------------------------------------------
                       2005            2004            2003            2005            2004             2003

Net periodic
 benefit costs           $  508          $ 3,031         $ 2,438         $ 1,188         $ 1,205          $  746




        The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                                        Pension Benefits                  Other Benefits
                                                  ------------------------------   ------------------------------
                                                      2005            2004             2005             2004

Weighted-average assumptions as of
 December 31
    Discount rate                                    5.50%            5.75%            5.50%         5.75 to 6.25%
    Expected return on plan assets                   8.25%            8.25%             N/A             N/A
    Rate of compensation increase                     N/A             5.50%             N/A             N/A


        For measurement purposes, a 9 percent to 10 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2005. The rate was assumed to decrease gradually each year to a rate of 4.5 percent to 5.0 percent for 2011 and remain at that level thereafter.


        Midland National also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2005, 2004 and 2003 were $4,690, $2,576 and $4,050, respectively. The expense for 2005, 2004 and 2003 was $7,039, $3,120 and $4,441, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits
        The FASB issued FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP FAS 106-2") in May 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria. FSP FAS 106-2 superseded FSP FAS 106-1, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003".


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced by approximately $699 upon the adoption of this new guidance on January 1, 2005.
         This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost (approximately $30 in 2005) over a period of approximately 21 years, the life expectancy of plan participants currently eligible for benefits. For the year ended December 31, 2005, the gains produced by recognition of the Act reduced net periodic postretirement cost by approximately $108.


9.        Commitments and Contingencies


        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,016, $4,035 and $4,742 for the years ended December 31, 2005, 2004 and 2003, respectively. The minimum future rentals on operating leases at December 31, 2005, are $2,734 in 2006; $2,752 in 2007; $2,673 in 2008; $2,736 in 2009; $2,101 in 2010 and
        $10,760 thereafter.


        Other Contingencies
        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


        In the ordinary course of their business operations, life insurance and financial services companies are increasingly involved in individual consumer and class action litigation in connection with the sale of their products which has resulted in the award of judgments, including punitive and non-economic compensatory damages.


        The Company, like other financial service companies, is involved in various legal actions and in arbitration related to the normal course of its business, in which claims for compensatory and punitive damages are asserted. Although the outcome of any such litigation cannot be predicted, the Company believes that at the present time there are no pending or threatened legal actions that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.


10.     Other Related Party Transactions


        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $9,600, $9,336 and $6,781 in 2005, 2004 and 2003, respectively, related to these contracts.


        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. ("Guggenheim"). The Company was charged $23,195, $19,113 and $13,612 in 2005, 2004 and 2003, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate.


        Midland National provides certain insurance and noninsurance services to North American and NANY for which it was reimbursed $10,408, $9,516 and $9,032 in 2005, 2004 and 2003, respectively, for the costs incurred to render such services.


        The Company pays sales commissions to Sammons Securities, Inc., a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds. The Company was charged approximately $651, $481 and $410 in 2005, 2004 and 2003, respectively.


        The Company holds a mortgage loan on the property of an indirect affiliate, Grove Park Inn. The balance of the loan was $31,972 and $33,083 as December 31, 2005 and 2004, respectively. The Company earned interest income on the loan of $2,124 and $2,193 in 2005 and 2004, respectively.


11.     Acquisition of CHC Holding


        Effective January 8, 2003, Midland National acquired 100 percent of the shares of CHC Holding Inc. ("CHC"), which is the holding corporation for Clarica Life Insurance Company - U.S. ("Clarica Life"). The primary source of funds used to acquire the CHC shares was capital contributions received from SEI of $225,000 and $10,000 received in 2003 and 2002, respectively. The purchase price for these shares was $290,188 of which $282,936 represented the initial cost of the shares plus $7,252 of other costs. The allocation of the purchase price to the assets and liabilities of this company was as follows:



Assets
    Fixed maturities securities                                     $2,561,725
    Mortgage loans                                                     669,184
    Policy loans                                                        58,185
    Short-term investments                                              87,954
    Other invested assets and derivatives                               10,566
    Income tax asset                                                    55,702
    Present value of future profits                                     39,293
    Cash and other receivables                                          38,339
                                                               ----------------
              Total assets                                           3,520,948
                                                               ----------------
Liabilities
    Policyholder account balances and reserves                       2,984,127
    Other liabilities                                                  246,635
                                                               ----------------
              Total liabilities                                      3,230,762
                                                               ----------------
Purchase price                                                       $ 290,186
                                                               ----------------



        The results of CHC are included in the Company's financial statements since January 8, 2003, the effective date of the purchase. The acquired assets and liabilities were recorded at fair values and, as a result, there was no excess purchase price allocated to goodwill.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2005 and 2004

Midland National Life Insurance Company
Separate Account A
Index
------------------------------------------------------------------------------------------------------------------------


                                                                                                                 Page(s)


Report of Independent Registered Public Accounting Firm................................................................1


Financial Statements


Statements of Assets and Liabilities, Operations and Changes in Net Assets..........................................2-40


Notes to Financial Statements......................................................................................41-55







             Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder
Midland National Life Insurance Company and
Policyholders of Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (consisting of the portfolios of the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust and the PIMCO Variable Insurance Trust) at December 31, 2005, and the results of each of the portfolios' operations and changes in each of the portfolios' net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned at December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.








April 19, 2006

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
------------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                  Statement of Operations
              December 31, 2005                                         Year Ended December 31, 2005

ASSETS                                                            INVESTMENT INCOME
    Investment in Portfolios, at net asset                          Dividend income                               $ 4,649,579
     value (cost $356,315,547)                   $417,373,810       Capital gains distributions                     5,019,201
                                                                                                             -----------------

LIABILITIES                                                 -                                                       9,668,780
                                              ----------------

NET ASSETS                                       $417,373,810       Expenses
                                              ----------------
                                                                      Administrative expense                          111,753
Number of units outstanding                        27,059,161         Mortality and expense risk                    3,332,655
                                              ----------------                                               -----------------

                                                                        Net investment income                       6,224,372

                                                                  REALIZED AND UNREALIZED GAINS
                                                                   (LOSSES) ON INVESTMENTS
                                                                    Net realized gains on investments              17,922,051
                                                                    Net unrealized appreciation on
                                                                     investments                                    6,585,822
                                                                                                             -----------------

                                                                  Net increase in net assets resulting from
                                                                   operations                                     $30,732,245
                                                                                                             -----------------

    --------------------------------------------------------------------------------------------------------------------------

     Statements of Changes in Net Assets
   Years Ended December 31, 2005 and 2004

                                                                                                2005               2004

Net assets at beginning of year                                                              $ 361,492,484       $288,945,046

Net increase in net assets resulting from operations                                            30,732,245         30,576,486

Capital shares transactions
    Net premiums                                                                                78,166,104         82,665,308
    Transfers of policy loans                                                                   (5,334,804)        (4,269,519)
    Transfers of cost of insurance                                                             (27,826,857)       (25,270,092)
    Transfers of surrenders                                                                    (16,526,195)       (10,812,577)
    Transfers of death benefits                                                                   (669,776)          (686,773)
    Transfers of other terminations                                                             (1,434,696)          (911,148)
    Interfund and net transfers to general account                                              (1,224,695)         1,255,753
                                                                                          -----------------  -----------------

      Net increase in net assets from capital share transactions                                25,149,081         41,970,952
                                                                                          -----------------  -----------------

Total increase in net assets                                                                    55,881,326         72,547,438
                                                                                          -----------------  -----------------

Net assets at end of year                                                                     $417,373,810      $ 361,492,484
                                                                                          -----------------  -----------------


   The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 6,105,579                               Dividend income                               $   177,875
     shares at net asset value of $1.00                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,105,579)                  $  6,105,579
                                                                                                                       177,875
LIABILITIES                                                  -
                                               ----------------
                                                                     Expenses
NET ASSETS                                        $  6,105,579         Administrative expense                            1,939
                                               ----------------
                                                                       Mortality and expense risk                       53,018
                                                                                                              -----------------
                                      Unit
                          Units       Value      Net Assets              Net investment income                         122,918

Product Group 1            362,167     $12.59      $ 4,559,889     REALIZED AND UNREALIZED GAINS
Product Group 2             31,792     $11.51          365,901      (LOSSES) ON INVESTMENTS
Product Group 3             17,136     $10.15          174,020       Net realized gains on investments                       -
Product Group 4             53,568     $18.79        1,005,769       Net unrealized appreciation on
                       ------------            ----------------
                                                                      investments                                            -
                                                                                                              -----------------
                           464,663                $  6,105,579
                       ------------            ----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   122,918
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,561,712       $  7,214,462

Net increase in net assets resulting from operations                                                122,918             23,138

Capital shares transactions
    Net premiums                                                                                  2,951,132          5,742,636
    Transfers of policy loans                                                                      (272,207)           (64,970)
    Transfers of cost of insurance                                                                 (624,300)          (697,519)
    Transfers of surrenders                                                                        (439,090)          (403,388)
    Transfers of death benefits                                                                      (1,588)           (33,487)
    Transfers of other terminations                                                                  (5,808)           (15,276)
    Interfund and net transfers to general account                                               (1,187,190)        (6,203,884)
                                                                                           -----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                         420,949         (1,675,888)
                                                                                           -----------------  -----------------

Total increase (decrease) in net assets                                                             543,867         (1,652,750)
                                                                                           -----------------  -----------------

Net assets at end of year                                                                      $  6,105,579       $  5,561,712
                                                                                           -----------------  -----------------




The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 941,944                                 Dividend income                               $   819,351
     shares at net asset value of $6.17                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,081,481)                   $  5,811,792
                                                                                                                       819,351
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,811,792        Administrative expense                            4,102
                                               -----------------
                                                                       Mortality and expense risk                       48,515
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         766,734

Product Group 1            324,190     $10.87       $ 3,525,472    REALIZED AND UNREALIZED GAINS
Product Group 2             18,278      $9.84           179,840     (LOSSES) ON INVESTMENTS
Product Group 3              7,397     $10.90            80,666      Net realized gains on investments                 127,741
Product Group 4             74,348     $27.25         2,025,814      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (790,411)
                                                                                                              -----------------
                           424,213                 $  5,811,792
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   104,064
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,080,151       $  4,229,716

Net increase in net assets resulting from operations                                                104,064            381,741

Capital shares transactions
    Net premiums                                                                                  1,076,108            872,210
    Transfers of policy loans                                                                       (86,082)           (58,583)
    Transfers of cost of insurance                                                                 (441,564)          (401,717)
    Transfers of surrenders                                                                        (169,259)          (147,288)
    Transfers of death benefits                                                                     (11,319)            (1,670)
    Transfers of other terminations                                                                 (11,763)            (9,002)
    Interfund and net transfers to general account                                                  271,456            214,744
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    627,577            468,694
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        731,641            850,435
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,811,792       $  5,080,151
                                                                                            ----------------  -----------------

The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,172,432                               Dividend income                                $  490,405
     shares at net asset value of $25.49                             Capital gains distributions                     1,077,680
                                                                                                              -----------------
     per share (cost $25,502,347)                   $29,885,303
                                                                                                                     1,568,085
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $29,885,303        Administrative expense                           20,449
                                               -----------------
                                                                       Mortality and expense risk                      263,172
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                       1,284,464

Product Group 1          1,113,188     $16.88      $ 18,751,458    REALIZED AND UNREALIZED GAINS
Product Group 2             65,124     $12.78           832,240     (LOSSES) ON INVESTMENTS
Product Group 3              8,790     $11.41           100,282      Net realized gains on investments                 959,232
Product Group 4            185,598     $54.92        10,201,323      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (842,985)
                                                                                                              -----------------
                         1,372,700                  $29,885,303
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,400,711
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $30,789,773        $26,739,888

Net increase in net assets resulting from operations                                              1,400,711          2,927,202

Capital shares transactions
    Net premiums                                                                                  3,675,017          4,797,168
    Transfers of policy loans                                                                      (461,256)          (361,413)
    Transfers of cost of insurance                                                               (1,963,683)        (1,923,916)
    Transfers of surrenders                                                                      (1,305,129)        (1,067,196)
    Transfers of death benefits                                                                     (74,223)           (77,888)
    Transfers of other terminations                                                                 (82,824)           (74,769)
    Interfund and net transfers to general account                                               (2,093,083)          (169,303)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                      (2,305,181)         1,122,683
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (904,470)         4,049,885
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $29,885,303        $30,789,773
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,422,703                               Dividend income                                $  237,767
     shares at net asset value of $33.70                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $41,700,458)                   $47,945,094
                                                                                                                       237,767
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $47,945,094        Administrative expense                           29,581
                                               -----------------
                                                                       Mortality and expense risk                      416,867
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (208,681)

Product Group 1          2,081,093     $15.18      $ 31,582,533    REALIZED AND UNREALIZED GAINS
Product Group 2            211,493      $7.22         1,527,895     (LOSSES) ON INVESTMENTS
Product Group 3              5,863     $10.85            63,649      Net realized gains on investments                 905,952
Product Group 4            280,663     $52.71        14,771,017      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,450,510
                                                                                                              -----------------
                         2,579,112                  $47,945,094
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  2,147,781
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $49,884,375        $47,604,009

Net increase in net assets resulting from operations                                              2,147,781          1,178,319

Capital shares transactions
    Net premiums                                                                                  7,223,656          8,959,286
    Transfers of policy loans                                                                      (798,916)          (767,940)
    Transfers of cost of insurance                                                               (3,865,720)        (3,947,302)
    Transfers of surrenders                                                                      (2,255,726)        (2,175,867)
    Transfers of death benefits                                                                     (92,855)          (166,011)
    Transfers of other terminations                                                                (179,459)          (140,504)
    Interfund and net transfers to general account                                               (4,118,042)          (659,615)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                      (4,087,062)         1,102,047
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (1,939,281)         2,280,366
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $47,945,094        $49,884,375
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 664,919                                 Dividend income                                $   63,256
     shares at net asset value of $20.61                             Capital gains distributions                        49,505
                                                                                                              -----------------
     per share (cost $10,458,900)                  $ 13,703,972
                                                                                                                       112,761
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 13,703,972        Administrative expense                            6,998
                                               -----------------
                                                                       Mortality and expense risk                       97,838
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           7,925

Product Group 1            631,735     $14.71       $ 9,294,298    REALIZED AND UNREALIZED GAINS
Product Group 2             48,461      $9.57           463,641     (LOSSES) ON INVESTMENTS
Product Group 3              7,185     $12.98            93,261      Net realized gains on investments                 717,151
Product Group 4            122,597     $31.50         3,852,772      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,351,856
                                                                                                              -----------------
                           809,978                 $ 13,703,972
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,076,932
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,536,720       $  7,381,149

Net increase in net assets resulting from operations                                              2,076,932          1,079,831

Capital shares transactions
    Net premiums                                                                                  2,114,346          1,856,477
    Transfers of policy loans                                                                      (162,520)          (158,173)
    Transfers of cost of insurance                                                                 (710,456)          (596,580)
    Transfers of surrenders                                                                        (492,750)          (317,647)
    Transfers of death benefits                                                                     (21,180)            (6,139)
    Transfers of other terminations                                                                 (43,091)           (36,317)
    Interfund and net transfers to general account                                                1,405,971            334,119
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,090,320          1,075,740
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,167,252          2,155,571
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 13,703,972        $ 9,536,720
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Midcap Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 561,477                                 Dividend income                                 $       -
     shares at net asset value of $35.11                             Capital gains distributions                       249,508
                                                                                                              -----------------
     per share (cost $15,040,812)                  $ 19,713,470
                                                                                                                       249,508
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 19,713,470        Administrative expense                              960
                                               -----------------
                                                                       Mortality and expense risk                      144,382
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         104,166

Product Group 1          1,018,380     $17.11      $ 17,430,613    REALIZED AND UNREALIZED GAINS
Product Group 2             84,526     $17.47         1,477,033     (LOSSES) ON INVESTMENTS
Product Group 3             18,517     $14.19           262,785      Net realized gains on investments               1,562,843
Product Group 4             29,765     $18.24           543,039      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,119,529
                                                                                                              -----------------
                         1,151,188                 $ 19,713,470
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,786,538
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 14,830,730        $ 8,044,599

Net increase in net assets resulting from operations                                              2,786,538          2,509,280

Capital shares transactions
    Net premiums                                                                                  3,529,668          3,443,654
    Transfers of policy loans                                                                      (148,402)          (130,524)
    Transfers of cost of insurance                                                                 (972,069)          (782,902)
    Transfers of surrenders                                                                        (488,078)          (201,729)
    Transfers of death benefits                                                                     (24,230)           (11,908)
    Transfers of other terminations                                                                 (77,513)           (24,320)
    Interfund and net transfers to general account                                                  276,826          1,984,580
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,096,202          4,276,851
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,882,740          6,786,131
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 19,713,470       $ 14,830,730
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 534,317                                 Dividend income                               $   221,487
     shares at net asset value of $15.04                             Capital gains distributions                         2,840
                                                                                                              -----------------
     per share (cost $7,330,761)                   $  8,036,130
                                                                                                                       224,327
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,036,130        Administrative expense                            9,161
                                               -----------------
                                                                       Mortality and expense risk                       73,648
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         141,518

Product Group 1            249,221     $14.48      $  3,609,163    REALIZED AND UNREALIZED GAINS
Product Group 2              7,427     $10.56            78,464     (LOSSES) ON INVESTMENTS
Product Group 3              3,004     $10.60            31,847      Net realized gains on investments                   1,455
Product Group 4            138,068     $31.27         4,316,656      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       92,421
                                                                                                              -----------------
                           397,720                 $  8,036,130
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  235,394
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 8,682,432        $ 8,263,923

Net increase in net assets resulting from operations                                                235,394            363,454

Capital shares transactions
    Net premiums                                                                                    968,494          1,298,654
    Transfers of policy loans                                                                       (99,889)          (104,234)
    Transfers of cost of insurance                                                                 (607,905)          (634,346)
    Transfers of surrenders                                                                        (605,535)          (339,266)
    Transfers of death benefits                                                                     (31,155)           (63,491)
    Transfers of other terminations                                                                 (17,929)           (21,911)
    Interfund and net transfers to general account                                                 (487,777)           (80,351)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (881,696)            55,055
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (646,302)           418,509
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,036,130        $ 8,682,432
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 783,650                                 Dividend income                                $  382,374
     shares at net asset value of $12.76                             Capital gains distributions                       231,018
                                                                                                              -----------------
     per share (cost $10,152,315)                   $ 9,999,369
                                                                                                                       613,392
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 9,999,369        Administrative expense                            2,233
                                               -----------------
                                                                       Mortality and expense risk                       84,778
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         526,381

Product Group 1            477,136     $16.08       $ 7,675,923    REALIZED AND UNREALIZED GAINS
Product Group 2             82,399     $14.51         1,195,198     (LOSSES) ON INVESTMENTS
Product Group 3              5,592     $10.42            58,290      Net realized losses on investments               (189,310)
Product Group 4             44,930     $23.80         1,069,958      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (220,835)
                                                                                                              -----------------
                           610,057                  $ 9,999,369
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   116,236
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 10,515,913        $ 7,809,536

Net increase in net assets resulting from operations                                                116,236            313,498

Capital shares transactions
    Net premiums                                                                                  1,877,117          3,150,022
    Transfers of policy loans                                                                      (115,809)           (55,831)
    Transfers of cost of insurance                                                                 (712,818)          (685,908)
    Transfers of surrenders                                                                        (641,874)          (149,834)
    Transfers of death benefits                                                                     (15,899)            (4,259)
    Transfers of other terminations                                                                 (23,067)           (19,360)
    Interfund and net transfers to general account                                               (1,000,430)           158,049
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (632,780)         2,392,879
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (516,544)         2,706,377
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 9,999,369       $ 10,515,913
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 378,316                                 Dividend income                                $  847,603
     shares at net asset value of $141.88                            Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $46,559,632)                   $53,675,538
                                                                                                                       847,603
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $53,675,538        Administrative expense                           10,492
                                               -----------------
                                                                       Mortality and expense risk                      438,736
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         398,375

Product Group 1          2,874,332     $15.46       $44,435,804    REALIZED AND UNREALIZED GAINS
Product Group 2            416,130      $8.96         3,726,564     (LOSSES) ON INVESTMENTS
Product Group 3             24,453     $11.22           274,403      Net realized gains on investments               2,413,562
Product Group 4            172,728     $30.21         5,238,767      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (786,409)
                                                                                                              -----------------
                         3,487,643                  $53,675,538
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 2,025,528
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $48,254,425       $ 38,919,926

Net increase in net assets resulting from operations                                              2,025,528          4,156,216

Capital shares transactions
    Net premiums                                                                                  9,701,960         11,327,857
    Transfers of policy loans                                                                      (869,780)          (648,866)
    Transfers of cost of insurance                                                               (3,847,214)        (3,502,886)
    Transfers of surrenders                                                                      (2,181,443)        (1,592,915)
    Transfers of death benefits                                                                     (59,048)          (109,089)
    Transfers of other terminations                                                                (185,699)           (81,533)
    Interfund and net transfers to general account                                                  836,809           (214,285)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,395,585          5,178,283
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      5,421,113          9,334,499
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $53,675,538        $48,254,425
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,527,266                               Dividend income                               $   123,987
     shares at net asset value of $31.03                             Capital gains distributions                         7,749
                                                                                                              -----------------
     per share (cost $34,629,254)                  $ 47,391,065
                                                                                                                       131,736
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 47,391,065        Administrative expense                           13,524
                                               -----------------
                                                                       Mortality and expense risk                      377,857
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (259,645)

Product Group 1          1,670,247     $22.65      $ 37,841,482    REALIZED AND UNREALIZED GAINS
Product Group 2            172,129     $12.50         2,152,283     (LOSSES) ON INVESTMENTS
Product Group 3             17,913     $12.80           229,280      Net realized gains on investments               2,954,396
Product Group 4            215,102     $33.30         7,168,020      Net unrealized appreciation on
                       ------------            -----------------
                                                                       investments                                   3,762,594
                                                                                                              -----------------
                         2,075,391                 $ 47,391,065
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $ 6,457,345
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 41,520,720        $33,004,372

Net increase in net assets resulting from operations                                              6,457,345          5,100,722

Capital shares transactions
    Net premiums                                                                                  6,915,580          6,902,351
    Transfers of policy loans                                                                      (585,093)          (474,298)
    Transfers of cost of insurance                                                               (2,780,950)        (2,615,908)
    Transfers of surrenders                                                                      (1,970,336)        (1,396,538)
    Transfers of death benefits                                                                     (91,496)           (55,084)
    Transfers of other terminations                                                                (156,156)          (101,190)
    Interfund and net transfers to general account                                               (1,918,549)         1,156,293
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (587,000)         3,415,626
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      5,870,345          8,516,348
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 47,391,065       $ 41,520,720
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 378,938                                 Dividend income                               $   114,962
     shares at net asset value of $12.97                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,346,876)                   $  4,914,827
                                                                                                                       114,962
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,914,827        Administrative expense                            2,552
                                               -----------------
                                                                       Mortality and expense risk                       43,338
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          69,072

Product Group 1            273,209     $13.31       $ 3,635,893    REALIZED AND UNREALIZED GAINS
Product Group 2              5,073      $9.02            45,781     (LOSSES) ON INVESTMENTS
Product Group 3                 84     $10.59               889      Net realized gains on investments                   9,840
Product Group 4             63,348     $19.44         1,232,264      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       58,132
                                                                                                              -----------------
                           341,714                 $  4,914,827
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   137,044
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  5,033,531        $ 4,703,890

Net increase in net assets resulting from operations                                                137,044            235,569

Capital shares transactions
    Net premiums                                                                                    707,819            858,680
    Transfers of policy loans                                                                      (105,318)           (81,069)
    Transfers of cost of insurance                                                                 (392,275)          (407,614)
    Transfers of surrenders                                                                        (214,925)          (202,374)
    Transfers of death benefits                                                                     (19,010)            (2,467)
    Transfers of other terminations                                                                 (21,767)            (8,800)
    Interfund and net transfers to general account                                                 (210,272)           (62,284)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (255,748)            94,072
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (118,704)           329,641
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,914,827       $  5,033,531
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 283,049                                 Dividend income                                $   97,506
     shares at net asset value of $14.78                             Capital gains distributions                         2,671
                                                                                                              -----------------
     per share (cost $3,798,423)                   $  4,183,466
                                                                                                                       100,177
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,183,466        Administrative expense                              176
                                               -----------------
                                                                       Mortality and expense risk                       34,696
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          65,305

Product Group 1            272,433     $14.40       $ 3,922,420    REALIZED AND UNREALIZED GAINS
Product Group 2             14,430     $10.96           158,107     (LOSSES) ON INVESTMENTS
Product Group 3              1,671     $10.93            18,259      Net realized gains on investments                  98,443
Product Group 4              5,828     $14.59            84,680      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       36,593
                                                                                                              -----------------
                           294,362                 $  4,183,466
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   200,341
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  3,819,590       $  3,061,281

Net increase in net assets resulting from operations                                                200,341            160,131

Capital shares transactions
    Net premiums                                                                                    842,099            907,527
    Transfers of policy loans                                                                       (34,595)           (25,535)
    Transfers of cost of insurance                                                                 (358,186)          (319,324)
    Transfers of surrenders                                                                        (135,601)           (98,106)
    Transfers of death benefits                                                                      (6,109)            (7,138)
    Transfers of other terminations                                                                  (6,825)            (7,268)
    Interfund and net transfers to general account                                                 (137,248)           148,022
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    163,535            598,178
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        363,876            758,309
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,183,466       $  3,819,590
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 555,159                                 Dividend income                               $   114,247
     shares at net asset value of $14.75                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,942,261)                   $  8,188,594
                                                                                                                       114,247
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,188,594        Administrative expense                              699
                                               -----------------
                                                                       Mortality and expense risk                       68,807
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            44,741

Product Group 1            477,798     $16.16       $ 7,722,889    REALIZED AND UNREALIZED GAINS
Product Group 2             13,099     $10.03           131,386     (LOSSES) ON INVESTMENTS
Product Group 3              2,014     $11.18            22,528      Net realized gains on investments                 238,574
Product Group 4             18,837     $16.58           311,791      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      233,592
                                                                                                              -----------------
                           511,748                 $  8,188,594
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   516,907
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  7,706,179        $ 7,033,299

Net increase in net assets resulting from operations                                                516,907            351,865

Capital shares transactions
    Net premiums                                                                                  1,398,682          1,491,567
    Transfers of policy loans                                                                       (51,263)          (131,748)
    Transfers of cost of insurance                                                                 (669,744)          (671,905)
    Transfers of surrenders                                                                        (326,376)          (231,388)
    Transfers of death benefits                                                                     (24,545)           (16,810)
    Transfers of other terminations                                                                 (27,735)           (22,759)
    Interfund and net transfers to general account                                                 (333,511)           (95,942)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (34,492)           321,015
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        482,415            672,880
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,188,594       $  7,706,179
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
-----------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 543,400                                 Dividend income                               $    81,210
     shares at net asset value of $17.34                             Capital gains distributions                             -
                                                                                                               ----------------
     per share (cost $7,564,627)                   $  9,422,551
                                                                                                                        81,210
LIABILITIES                                                   -
                                                ----------------
                                                                     Expenses
NET ASSETS                                         $  9,422,551         Administrative expense                             791
                                                ----------------
                                                                        Mortality and expense risk                      79,379
                                                                                                               ----------------
                                      Unit
                          Units       Value       Net Assets              Net investment gain                            1,040

Product Group 1            748,390     $11.92      $  8,924,212    REALIZED AND UNREALIZED GAINS
Product Group 2              9,237      $8.16            75,378     (LOSSES) ON INVESTMENTS
Product Group 3                346     $11.50             3,982      Net realized gains on investments                 262,960
Product Group 4             34,061     $12.30           418,979      Net unrealized appreciation on
                       ------------             ----------------
                                                                      investments                                      426,090
                                                                                                               ----------------
                           792,034                 $  9,422,551
                       ------------             ----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  690,090
                                                                                                               ----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                  2005              2004

Net assets at beginning of year                                                                  $ 9,022,058      $  8,129,627

Net increase in net assets resulting from operations                                                 690,090           528,823

Capital shares transactions
    Net premiums                                                                                   1,540,940         1,801,004
    Transfers of policy loans                                                                       (139,430)         (147,691)
    Transfers of cost of insurance                                                                  (780,274)         (785,817)
    Transfers of surrenders                                                                         (476,464)         (311,263)
    Transfers of death benefits                                                                       (6,496)          (43,144)
    Transfers of other terminations                                                                  (34,134)          (52,925)
    Interfund and net transfers to general account                                                  (393,739)          (96,556)
                                                                                            -----------------  ----------------

      Net (decrease) increase in net assets from capital share transactions                         (289,597)          363,608
                                                                                            -----------------  ----------------

Total increase in net assets                                                                         400,493           892,431
                                                                                            -----------------  ----------------

Net assets at end of year                                                                       $  9,422,551       $ 9,022,058
                                                                                            -----------------  ----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 362,807                                 Dividend income                                $   44,836
     shares at net asset value of $7.50                              Capital gains distributions                           953
                                                                                                              -----------------
     per share (cost $2,449,668)                   $  2,721,054
                                                                                                                        45,789
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,721,054        Administrative expense                               96
                                               -----------------
                                                                       Mortality and expense risk                       22,805
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          22,888

Product Group 1            165,704     $15.43      $  2,559,251    REALIZED AND UNREALIZED GAINS
Product Group 2              6,680     $11.34            75,759     (LOSSES) ON INVESTMENTS
Product Group 3              3,329     $11.15            37,139      Net realized gains on investments                 117,157
Product Group 4              3,141     $15.57            48,905      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (35,317)
                                                                                                              -----------------
                           178,854                 $  2,721,054
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   104,728
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,444,829       $  1,802,179

Net increase in net assets resulting from operations                                                104,728            186,911

Capital shares transactions
    Net premiums                                                                                    551,914            717,833
    Transfers of policy loans                                                                       (22,601)           (11,916)
    Transfers of cost of insurance                                                                 (213,696)          (205,425)
    Transfers of surrenders                                                                         (91,739)           (46,071)
    Transfers of death benefits                                                                     (20,923)            (3,473)
    Transfers of other terminations                                                                  (5,801)            (2,131)
    Interfund and net transfers to general account                                                  (25,657)             6,922
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    171,497            455,739
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        276,225            642,650
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,721,054        $ 2,444,829
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 507,501                                 Dividend income                                 $       -
     shares at net asset value of $9.35                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $3,572,501)                   $  4,745,135
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,745,135        Administrative expense                              275
                                               -----------------
                                                                       Mortality and expense risk                       36,555
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (36,830)

Product Group 1            275,507     $15.55      $  4,285,491    REALIZED AND UNREALIZED GAINS
Product Group 2             31,799      $9.49           301,710     (LOSSES) ON INVESTMENTS
Product Group 3                516     $12.85             6,634      Net realized gains on investments                 244,481
Product Group 4              9,250     $16.38           151,300      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      616,357
                                                                                                              -----------------
                           317,072                 $  4,745,135
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  824,008
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 3,939,398       $  3,313,869

Net increase in net assets resulting from operations                                                824,008            248,196

Capital shares transactions
    Net premiums                                                                                    695,976            963,223
    Transfers of policy loans                                                                       (36,380)           (51,635)
    Transfers of cost of insurance                                                                 (337,239)          (343,859)
    Transfers of surrenders                                                                        (143,704)           (96,014)
    Transfers of death benefits                                                                      (7,857)            (1,483)
    Transfers of other terminations                                                                 (18,515)            (8,639)
    Interfund and net transfers to general account                                                 (170,552)           (84,260)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                         (18,271)           377,333
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        805,737            625,529
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,745,135        $ 3,939,398
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,750,225                               Dividend income                               $   119,384
     shares at net asset value of $8.23                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $11,537,359)                  $ 14,404,355
                                                                                                                       119,384
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 14,404,355        Administrative expense                              964
                                               -----------------
                                                                       Mortality and expense risk                      102,577
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                            15,843

Product Group 1            914,422     $14.32      $ 13,091,567    REALIZED AND UNREALIZED GAINS
Product Group 2             56,234      $7.38           414,800     (LOSSES) ON INVESTMENTS
Product Group 3             23,184     $12.57           291,410      Net realized gains on investments                 504,520
Product Group 4             40,862     $14.84           606,578      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                    1,010,103
                                                                                                              -----------------
                         1,034,702                 $ 14,404,355
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,530,466
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,706,395       $  7,551,029

Net increase in net assets resulting from operations                                              1,530,466          1,146,132

Capital shares transactions
    Net premiums                                                                                  3,370,566          2,137,917
    Transfers of policy loans                                                                      (144,218)           (96,908)
    Transfers of cost of insurance                                                                 (834,323)          (653,288)
    Transfers of surrenders                                                                        (592,720)          (360,142)
    Transfers of death benefits                                                                     (22,699)           (11,457)
    Transfers of other terminations                                                                 (71,659)           (25,311)
    Interfund and net transfers to general account                                                1,462,547             18,423
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,167,494          1,009,234
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,697,960          2,155,366
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 14,404,355        $ 9,706,395
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,875,891                               Dividend income                               $   103,685
     shares at net asset value of $8.20                              Capital gains distributions                     1,199,667
                                                                                                              -----------------
     per share (cost $14,642,238)                  $ 15,382,309
                                                                                                                     1,303,352
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 15,382,309        Administrative expense                            1,300
                                               -----------------
                                                                       Mortality and expense risk                      115,877
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                       1,186,175

Product Group 1            666,550     $20.49      $ 13,655,836    REALIZED AND UNREALIZED GAINS
Product Group 2             41,088     $17.50           719,087     (LOSSES) ON INVESTMENTS
Product Group 3             24,073     $11.27           271,200      Net realized gains on investments                 691,158
Product Group 4             34,940     $21.07           736,186      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                   (1,274,832)
                                                                                                              -----------------
                           766,651                 $ 15,382,309
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   602,501
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 11,215,585        $ 7,007,967

Net increase in net assets resulting from operations                                                602,501          1,181,205

Capital shares transactions
    Net premiums                                                                                  3,408,874          2,604,569
    Transfers of policy loans                                                                      (118,909)           (55,207)
    Transfers of cost of insurance                                                                 (879,503)          (592,850)
    Transfers of surrenders                                                                        (645,216)          (113,316)
    Transfers of death benefits                                                                     (12,536)           (16,034)
    Transfers of other terminations                                                                 (88,272)           (25,965)
    Interfund and net transfers to general account                                                1,899,785          1,225,216
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,564,223          3,026,413
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,166,724          4,207,618
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 15,382,309       $ 11,215,585
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income and Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 368,859                                 Dividend income                               $    51,437
     shares at net asset value of $7.51                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $2,372,757)                   $  2,770,134
                                                                                                                        51,437
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,770,134        Administrative expense                              141
                                               -----------------
                                                                       Mortality and expense risk                       23,411
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          27,885

Product Group 1            193,249     $13.37      $  2,585,115    REALIZED AND UNREALIZED GAINS
Product Group 2             11,425      $9.80           111,986     (LOSSES) ON INVESTMENTS
Product Group 3                804     $11.35             9,125      Net realized gains on investments                 170,664
Product Group 4              4,852     $13.17            63,908      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (97,989)
                                                                                                              -----------------
                           210,330                 $  2,770,134
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   100,560
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,584,309       $  2,073,156

Net increase in net assets resulting from operations                                                100,560            269,923

Capital shares transactions
    Net premiums                                                                                    486,225            625,363
    Transfers of policy loans                                                                       (52,087)           (15,041)
    Transfers of cost of insurance                                                                 (191,049)          (177,716)
    Transfers of surrenders                                                                        (100,354)           (81,420)
    Transfers of death benefits                                                                      (4,040)            (9,281)
    Transfers of other terminations                                                                  (6,707)            (4,226)
    Interfund and net transfers to general account                                                  (46,723)           (96,449)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                     85,265            241,230
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        185,825            511,153
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,770,134        $ 2,584,309
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Emerging Growth Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 605,150                                 Dividend income                                 $       -
     shares at net asset value of $19.13                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $9,322,809)                   $ 11,576,518
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 11,576,518        Administrative expense                              701
                                               -----------------
                                                                       Mortality and expense risk                       95,620
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (96,321)

Product Group 1            888,480     $11.88      $ 10,558,025    REALIZED AND UNREALIZED GAINS
Product Group 2            117,556      $5.52           648,949     (LOSSES) ON INVESTMENTS
Product Group 3              1,947     $11.78            22,944      Net realized gains on investments               1,015,022
Product Group 4             29,679     $11.70           346,600      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (50,041)
                                                                                                              -----------------
                         1,037,662                 $ 11,576,518
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  868,660
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 11,330,395        $ 9,426,673

Net increase in net assets resulting from operations                                                868,660          1,195,014

Capital shares transactions
    Net premiums                                                                                  2,152,254          2,732,581
    Transfers of policy loans                                                                      (150,440)          (138,611)
    Transfers of cost of insurance                                                                 (939,880)          (930,094)
    Transfers of surrenders                                                                        (508,907)          (433,670)
    Transfers of death benefits                                                                     (11,348)           (11,752)
    Transfers of other terminations                                                                 (43,882)           (30,668)
    Interfund and net transfers to general account                                               (1,120,334)          (479,078)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (622,537)           708,708
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        246,123          1,903,722
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 11,576,518       $ 11,330,395
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Investors Trust Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 90,287                                  Dividend income                                $    9,735
     shares at net asset value of $19.29                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,428,976)                   $  1,741,627
                                                                                                                         9,735
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,741,627        Administrative expense                               23
                                               -----------------
                                                                       Mortality and expense risk                       15,214
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (5,502)

Product Group 1            151,676     $11.22      $  1,701,233    REALIZED AND UNREALIZED GAINS
Product Group 2              3,331      $9.39            31,301     (LOSSES) ON INVESTMENTS
Product Group 3                284     $11.74             3,333      Net realized gains on investments                  78,260
Product Group 4                521     $11.05             5,760      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       28,399
                                                                                                              -----------------
                           155,812                 $  1,741,627
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   101,157
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,783,500       $  1,503,147

Net increase in net assets resulting from operations                                                101,157            168,413

Capital shares transactions
    Net premiums                                                                                    321,776            374,984
    Transfers of policy loans                                                                       (34,227)            (2,049)
    Transfers of cost of insurance                                                                 (140,736)          (158,772)
    Transfers of surrenders                                                                        (155,482)           (40,876)
    Transfers of death benefits                                                                     (17,774)              (602)
    Transfers of other terminations                                                                  (8,573)              (821)
    Interfund and net transfers to general account                                                 (108,014)           (59,924)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (143,030)           111,940
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                             (41,873)           280,353
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,741,627       $  1,783,500
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
New Discovery Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 427,922                                 Dividend income                                 $       -
     shares at net asset value of $15.65                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,969,285)                    $ 6,696,977
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 6,696,977        Administrative expense                              601
                                               -----------------
                                                                       Mortality and expense risk                       58,822
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (59,423)

Product Group 1            311,034     $20.07       $ 6,247,308    REALIZED AND UNREALIZED GAINS
Product Group 2             14,367      $9.26           133,001     (LOSSES) ON INVESTMENTS
Product Group 3              3,535     $10.95            38,717      Net realized gains on investments                 681,715
Product Group 4             14,059     $19.77           277,951      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (391,536)
                                                                                                              -----------------
                           342,995                  $ 6,696,977
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  230,756
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  7,337,919       $  6,311,978

Net increase in net assets resulting from operations                                                230,756            407,653

Capital shares transactions
    Net premiums                                                                                  1,369,958          1,729,810
    Transfers of policy loans                                                                       (91,109)           (85,223)
    Transfers of cost of insurance                                                                 (519,004)          (483,328)
    Transfers of surrenders                                                                        (324,712)          (204,152)
    Transfers of death benefits                                                                      (1,748)            (5,629)
    Transfers of other terminations                                                                 (21,332)           (22,007)
    Interfund and net transfers to general account                                               (1,283,751)          (311,183)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (871,698)           618,288
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (640,942)         1,025,941
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 6,696,977       $  7,337,919
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Massachusetts Financial Services Variable Insurance Trust
Research Series
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 305,849                                 Dividend income                                $   22,208
     shares at net asset value of $16.41                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,096,331)                   $  5,018,980
                                                                                                                        22,208
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,018,980        Administrative expense                              188
                                               -----------------
                                                                       Mortality and expense risk                       42,376
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (20,356)

Product Group 1            394,280     $12.11      $  4,773,701    REALIZED AND UNREALIZED GAINS
Product Group 2             18,925      $8.55           161,728     (LOSSES) ON INVESTMENTS
Product Group 3                661     $11.92             7,881      Net realized gains on investments                 361,152
Product Group 4              6,356     $11.92            75,670      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (23,842)
                                                                                                              -----------------
                           420,222                 $  5,018,980
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   316,954
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 4,894,475       $  4,014,175

Net increase in net assets resulting from operations                                                316,954            619,430

Capital shares transactions
    Net premiums                                                                                    995,235          1,138,328
    Transfers of policy loans                                                                       (69,846)           (31,147)
    Transfers of cost of insurance                                                                 (407,830)          (388,425)
    Transfers of surrenders                                                                        (167,809)           (97,154)
    Transfers of death benefits                                                                      (8,831)            (5,049)
    Transfers of other terminations                                                                 (16,255)            (6,393)
    Interfund and net transfers to general account                                                 (517,113)          (349,290)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (192,449)           260,870
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        124,505            880,300
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,018,980        $ 4,894,475
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 434,756                                 Dividend income                               $   108,580
     shares at net asset value of $26.16                             Capital gains distributions                       663,406
                                                                                                              -----------------
     per share (cost $10,673,375)                  $ 11,373,221
                                                                                                                       771,986
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 11,373,221        Administrative expense                              400
                                               -----------------
                                                                       Mortality and expense risk                       90,407
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         681,179

Product Group 1            605,410     $16.95      $ 10,264,152    REALIZED AND UNREALIZED GAINS
Product Group 2             58,579     $13.09           766,771     (LOSSES) ON INVESTMENTS
Product Group 3             11,458     $11.26           129,043      Net realized gains on investments                 663,854
Product Group 4             12,783     $16.69           213,255      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                   (1,062,008)
                                                                                                              -----------------
                           688,230                 $ 11,373,221
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  283,025
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 9,826,097       $  6,826,851

Net increase in net assets resulting from operations                                                283,025            967,926

Capital shares transactions
    Net premiums                                                                                  2,628,620          2,429,592
    Transfers of policy loans                                                                      (127,833)          (130,264)
    Transfers of cost of insurance                                                                 (786,878)          (669,877)
    Transfers of surrenders                                                                        (312,682)          (182,622)
    Transfers of death benefits                                                                     (10,472)            (4,831)
    Transfers of other terminations                                                                 (24,436)           (18,959)
    Interfund and net transfers to general account                                                 (102,220)           608,281
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,264,099          2,031,320
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,547,124          2,999,246
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 11,373,221        $ 9,826,097
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC Mid-Cap Value Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 788,864                                 Dividend income                                $   70,698
     shares at net asset value of $21.09                             Capital gains distributions                       966,006
                                                                                                              -----------------
     per share (cost $14,877,836)                  $ 16,637,131
                                                                                                                     1,036,704
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $ 16,637,131        Administrative expense                            1,496
                                               -----------------
                                                                       Mortality and expense risk                      127,146
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         908,062

Product Group 1            600,533     $24.34      $ 14,622,997    REALIZED AND UNREALIZED GAINS
Product Group 2             38,602     $24.15           932,169     (LOSSES) ON INVESTMENTS
Product Group 3             24,343     $12.38           301,403      Net realized gains on investments               1,153,227
Product Group 4             32,684     $23.83           780,562      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (952,961)
                                                                                                              -----------------
                           696,162                 $ 16,637,131
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,108,328
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $ 12,416,192       $  7,531,058

Net increase in net assets resulting from operations                                              1,108,328          2,073,022

Capital shares transactions
    Net premiums                                                                                  3,613,914          2,784,309
    Transfers of policy loans                                                                      (151,493)           (76,543)
    Transfers of cost of insurance                                                                 (892,586)          (647,027)
    Transfers of surrenders                                                                        (452,181)          (179,266)
    Transfers of death benefits                                                                     (46,891)            (6,763)
    Transfers of other terminations                                                                 (73,056)           (31,856)
    Interfund and net transfers to general account                                                1,114,904            969,258
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,112,611          2,812,112
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,220,939          4,885,134
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 16,637,131       $ 12,416,192
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. VC International Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 453,709                                 Dividend income                                 $       -
     shares at net asset value of $10.43                             Capital gains distributions                       173,718
                                                                                                              -----------------
     per share (cost $3,945,861)                   $  4,732,183
                                                                                                                       173,718
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  4,732,183        Administrative expense                              179
                                               -----------------
                                                                       Mortality and expense risk                       28,917
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                           144,622

Product Group 1            372,317     $11.34       $ 4,223,577    REALIZED AND UNREALIZED GAINS
Product Group 2             21,173      $9.01           190,846     (LOSSES) ON INVESTMENTS
Product Group 3              4,882     $13.64            66,624      Net realized gains on investments                 247,348
Product Group 4             22,320     $11.19           251,136      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      446,798
                                                                                                              -----------------
                           420,692                 $  4,732,183
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  838,768
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,779,463        $   875,416

Net increase in net assets resulting from operations                                                838,768            249,494

Capital shares transactions
    Net premiums                                                                                    929,033            589,918
    Transfers of policy loans                                                                       (14,882)           (30,488)
    Transfers of cost of insurance                                                                 (154,447)           (86,802)
    Transfers of surrenders                                                                         (61,345)           (35,455)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                  (5,918)            (3,253)
    Interfund and net transfers to general account                                                1,421,511            220,633
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,113,952            654,553
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,952,720            904,047
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,732,183       $  1,779,463
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 201,990                                 Dividend income                               $    12,507
     shares at net asset value of $39.25                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $7,064,506)                   $  7,928,119
                                                                                                                        12,507
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  7,928,119        Administrative expense                              288
                                               -----------------
                                                                       Mortality and expense risk                       52,789
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (40,570)

Product Group 1          1,009,513      $7.33       $ 7,400,393    REALIZED AND UNREALIZED GAINS
Product Group 2             18,569      $7.49           138,994     (LOSSES) ON INVESTMENTS
Product Group 3             15,088     $11.78           177,691      Net realized gains on investments                 262,994
Product Group 4             23,571      $8.95           211,041      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      504,681
                                                                                                              -----------------
                         1,066,741                 $  7,928,119
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   727,105
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  4,216,027        $ 2,277,259

Net increase in net assets resulting from operations                                                727,105            177,316

Capital shares transactions
    Net premiums                                                                                  2,249,769          1,142,083
    Transfers of policy loans                                                                       (73,516)           (13,158)
    Transfers of cost of insurance                                                                 (432,087)          (232,449)
    Transfers of surrenders                                                                        (232,411)           (26,973)
    Transfers of death benefits                                                                      (3,387)            (1,639)
    Transfers of other terminations                                                                 (32,093)            (2,006)
    Interfund and net transfers to general account                                                1,508,712            895,594
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,984,987          1,761,452
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,712,092          1,938,768
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  7,928,119       $  4,216,027
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 372,314                                 Dividend income                                 $       -
     shares at net asset value of $21.90                             Capital gains distributions                       261,867
                                                                                                              -----------------
     per share (cost $7,202,424)                   $  8,153,666
                                                                                                                       261,867
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  8,153,666        Administrative expense                              300
                                               -----------------
                                                                       Mortality and expense risk                       62,331
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment gain                           199,236

Product Group 1            733,654     $10.05       $ 7,376,679    REALIZED AND UNREALIZED GAINS
Product Group 2             45,993     $10.27           472,665     (LOSSES) ON INVESTMENTS
Product Group 3             10,429     $12.09           126,084      Net realized gains on investments                 367,148
Product Group 4             14,994     $11.89           178,238      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       76,573
                                                                                                              -----------------
                           805,070                 $  8,153,666
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $  642,957
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  6,715,021       $  4,841,496

Net increase in net assets resulting from operations                                                642,957            720,254

Capital shares transactions
    Net premiums                                                                                  1,689,873          1,948,387
    Transfers of policy loans                                                                       (67,391)           (60,646)
    Transfers of cost of insurance                                                                 (462,594)          (423,264)
    Transfers of surrenders                                                                        (187,073)           (77,683)
    Transfers of death benefits                                                                      (3,469)                 -
    Transfers of other terminations                                                                 (24,885)           (26,775)
    Interfund and net transfers to general account                                                 (148,773)          (206,748)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    795,688          1,153,271
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,438,645          1,873,525
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  8,153,666       $  6,715,021
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 203,438                                 Dividend income                                 $       -
     shares at net asset value of $34.78                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $5,978,109)                    $ 7,075,574
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 7,075,574        Administrative expense                              129
                                               -----------------
                                                                       Mortality and expense risk                       54,005
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (54,134)

Product Group 1            997,742      $6.66       $ 6,648,874    REALIZED AND UNREALIZED GAINS
Product Group 2             49,199      $6.80           334,686     (LOSSES) ON INVESTMENTS
Product Group 3              3,253     $12.14            39,493      Net realized gains on investments                 263,696
Product Group 4              5,482      $9.58            52,521      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      598,853
                                                                                                              -----------------
                         1,055,676                  $ 7,075,574
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $   808,415
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 5,964,934       $  4,995,171

Net increase in net assets resulting from operations                                                808,415            434,755

Capital shares transactions
    Net premiums                                                                                  1,526,084          1,896,081
    Transfers of policy loans                                                                       (81,427)           (79,164)
    Transfers of cost of insurance                                                                 (464,619)          (481,880)
    Transfers of surrenders                                                                        (182,475)          (109,687)
    Transfers of death benefits                                                                      (2,761)            (4,498)
    Transfers of other terminations                                                                 (25,031)           (34,946)
    Interfund and net transfers to general account                                                 (467,546)          (650,898)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    302,225            535,008
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,110,640            969,763
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 7,075,574        $ 5,964,934
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 346,558                                 Dividend income                                 $       -
     shares at net asset value of $23.68                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $6,871,325)                    $ 8,206,483
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $ 8,206,483        Administrative expense                              202
                                               -----------------
                                                                       Mortality and expense risk                       57,483
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (57,685)

Product Group 1            943,914      $7.68       $ 7,246,533    REALIZED AND UNREALIZED GAINS
Product Group 2             96,191      $7.84           754,048     (LOSSES) ON INVESTMENTS
Product Group 3              6,815     $12.77            87,062      Net realized gains on investments                 570,682
Product Group 4             10,015     $11.87           118,840      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      523,595
                                                                                                              -----------------
                         1,056,935                  $ 8,206,483
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,036,592
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  6,058,125        $ 2,972,490

Net increase in net assets resulting from operations                                              1,036,592            675,405

Capital shares transactions
    Net premiums                                                                                  1,551,349          1,923,293
    Transfers of policy loans                                                                       (36,705)           (45,065)
    Transfers of cost of insurance                                                                 (460,019)          (374,259)
    Transfers of surrenders                                                                        (124,138)           (30,468)
    Transfers of death benefits                                                                      (1,640)            (5,697)
    Transfers of other terminations                                                                 (21,526)            (5,344)
    Interfund and net transfers to general account                                                  204,445            947,770
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,111,766          2,410,230
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,148,358          3,085,635
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $ 8,206,483       $  6,058,125
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 81,544                                  Dividend income                               $    16,319
     shares at net asset value of $15.27                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,142,312)                   $  1,245,177
                                                                                                                        16,319
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,245,177        Administrative expense                               25
                                               -----------------
                                                                       Mortality and expense risk                        9,929
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           6,365

Product Group 1            100,115     $12.18      $  1,219,890    REALIZED AND UNREALIZED GAINS
Product Group 2                 33     $12.36               402     (LOSSES) ON INVESTMENTS
Product Group 3                926     $11.23            10,402      Net realized gains on investments                  10,495
Product Group 4              1,197     $12.09            14,483      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       44,467
                                                                                                              -----------------
                           102,271                 $  1,245,177
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $    61,327
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,069,179         $  648,768

Net increase in net assets resulting from operations                                                 61,327             83,524

Capital shares transactions
    Net premiums                                                                                    288,602            363,324
    Transfers of policy loans                                                                       (22,370)           (28,694)
    Transfers of cost of insurance                                                                  (88,395)           (70,348)
    Transfers of surrenders                                                                         (29,224)           (11,343)
    Transfers of death benefits                                                                      (1,406)                 -
    Transfers of other terminations                                                                 (10,100)           (21,516)
    Interfund and net transfers to general account                                                  (22,436)           105,464
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    114,671            336,887
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        175,998            420,411
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,245,177       $  1,069,179
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Health Sciences Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 67,342                                  Dividend income                                 $       -
     shares at net asset value of $20.44                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,247,989)                   $  1,376,465
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,376,465        Administrative expense                               57
                                               -----------------
                                                                       Mortality and expense risk                       10,867
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,924)

Product Group 1            109,719     $11.80      $  1,295,050    REALIZED AND UNREALIZED GAINS
Product Group 2              3,076     $11.97            36,836     (LOSSES) ON INVESTMENTS
Product Group 3              2,023     $10.88            22,017      Net realized gains on investments                  30,418
Product Group 4              1,927     $11.71            22,562      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                       73,359
                                                                                                              -----------------
                           116,745                 $  1,376,465
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   92,853
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,109,323        $   707,641

Net increase in net assets resulting from operations                                                 92,853             55,090

Capital shares transactions
    Net premiums                                                                                    324,173            430,490
    Transfers of policy loans                                                                       (20,027)           (19,161)
    Transfers of cost of insurance                                                                  (95,410)           (81,240)
    Transfers of surrenders                                                                         (22,226)            (6,137)
    Transfers of death benefits                                                                      (1,064)                 -
    Transfers of other terminations                                                                 (13,060)           (15,539)
    Interfund and net transfers to general account                                                    1,903             38,179
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    174,289            346,592
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        267,142            401,682
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,376,465       $  1,109,323
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 1,186                                   Dividend income                                 $      10
    shares at net asset value of $12.06                              Capital gains distributions                           146
                                                                                                              -----------------
     per share (cost $9,780)                        $    14,305
                                                                                                                           156
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                          $    14,305        Administrative expense                                -
                                               -----------------
                                                                       Mortality and expense risk                          128
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                              28

Product Group 1              1,247     $11.41       $    14,212    REALIZED AND UNREALIZED GAINS
Product Group 2                  8     $11.58                93     (LOSSES) ON INVESTMENTS
                       ------------            -----------------
                                                                     Net realized gains on investments                     639
                             1,255                  $    14,305      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                          376
                                                                                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    1,043
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $    14,085        $    12,694

Net increase in net assets resulting from operations                                                  1,043              1,894

Capital shares transactions
    Net premiums                                                                                        (37)                16
    Transfers of policy loans                                                                           (29)                 -
    Transfers of cost of insurance                                                                     (237)              (263)
    Transfers of surrenders                                                                               -               (255)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                     (520)                (1)
                                                                                            ----------------  -----------------

      Net decrease in net assets from capital share transactions                                       (823)              (503)
                                                                                            ----------------  -----------------

Total increase in net assets                                                                            220              1,391
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $    14,305        $    14,085
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 186,600                                 Dividend income                                $    6,765
     shares at net asset value of $27.74                             Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $4,036,355)                   $  5,176,284
                                                                                                                         6,765
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  5,176,284        Administrative expense                              197
                                               -----------------
                                                                       Mortality and expense risk                       29,932
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (23,364)

Product Group 1            198,559     $22.71      $  4,510,237    REALIZED AND UNREALIZED GAINS
Product Group 2             16,833     $23.05           387,938     (LOSSES) ON INVESTMENTS
Product Group 3              6,686     $18.64           124,677      Net realized gains on investments                 408,332
Product Group 4              6,739     $22.54           153,432      Net unrealized appreciation on
                       ------------            -----------------
                                                                      investments                                      930,112
                                                                                                              -----------------
                           228,817                 $  5,176,284
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                    $  1,315,080
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,703,910        $   694,771

Net increase in net assets resulting from operations                                              1,315,080            257,935

Capital shares transactions
    Net premiums                                                                                  1,076,810            463,410
    Transfers of policy loans                                                                       (35,404)           (65,487)
    Transfers of cost of insurance                                                                 (192,343)           (91,184)
    Transfers of surrenders                                                                         (83,816)            (8,545)
    Transfers of death benefits                                                                      (1,049)                 -
    Transfers of other terminations                                                                  (9,255)               (81)
    Interfund and net transfers to general account                                                1,402,351            453,091
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,157,294            751,204
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,472,374          1,009,139
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,176,284       $  1,703,910
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 652,013                                 Dividend income                               $   166,134
     shares at net asset value of $10.24                             Capital gains distributions                       102,320
                                                                                                              -----------------
     per share (cost $6,843,518)                   $  6,676,613
                                                                                                                       268,454
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  6,676,613        Administrative expense                              290
                                               -----------------
                                                                       Mortality and expense risk                       40,806
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         227,358

Product Group 1            541,270     $10.70      $  5,791,065    REALIZED AND UNREALIZED GAINS
Product Group 2             22,879     $10.81           247,364     (LOSSES) ON INVESTMENTS
Product Group 3             34,162     $10.46           357,567      Net realized losses on investments                   (632)
Product Group 4             26,377     $10.64           280,617      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                     (163,194)
                                                                                                              -----------------
                           624,688                 $  6,676,613
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   63,532
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $ 2,070,736        $   521,769

Net increase in net assets resulting from operations                                                 63,532             44,994

Capital shares transactions
    Net premiums                                                                                  2,628,127          1,166,007
    Transfers of policy loans                                                                       (39,830)           (10,274)
    Transfers of cost of insurance                                                                 (298,163)           (90,512)
    Transfers of surrenders                                                                        (236,762)           (12,388)
    Transfers of death benefits                                                                      (3,255)                 -
    Transfers of other terminations                                                                 (26,483)            (5,527)
    Interfund and net transfers to general account                                                2,518,711            456,667
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  4,542,345          1,503,973
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      4,605,877          1,548,967
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,676,613        $ 2,070,736
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 109,074                                 Dividend income                                $   24,044
     shares at net asset value of $10.09                             Capital gains distributions                         2,941
                                                                                                              -----------------
     per share (cost $1,117,749)                   $  1,100,561
                                                                                                                        26,985
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,100,561        Administrative expense                               53
                                               -----------------
                                                                       Mortality and expense risk                        5,711
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          21,221

Product Group 1             39,323     $10.10        $  397,280    REALIZED AND UNREALIZED GAINS
Product Group 2             65,053     $10.21           663,575     (LOSSES) ON INVESTMENTS
Product Group 3              1,181     $10.02            11,832      Net realized losses on investments                 (1,498)
Product Group 4              2,773     $10.05            27,874      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (17,525)
                                                                                                              -----------------
                           108,330                 $  1,100,561
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $    2,198
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                  $  673,026         $  293,568

Net increase in net assets resulting from operations                                                  2,198              3,840

Capital shares transactions
    Net premiums                                                                                    507,056            107,000
    Transfers of policy loans                                                                          (659)            (1,033)
    Transfers of cost of insurance                                                                  (66,396)           (19,993)
    Transfers of surrenders                                                                          (3,668)            (6,410)
    Transfers of death benefits                                                                        (848)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                  (10,148)           296,054
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    425,337            375,618
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        427,535            379,458
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,100,561         $  673,026
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 137,581                                 Dividend income                                $   63,353
     shares at net asset value of $8.19                              Capital gains distributions                             -
                                                                                                              -----------------
     per share (cost $1,134,880)                   $  1,126,787
                                                                                                                        63,353
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  1,126,787        Administrative expense                               56
                                               -----------------
                                                                       Mortality and expense risk                        8,356
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          54,941

Product Group 1             81,063     $12.22       $   991,129    REALIZED AND UNREALIZED GAINS
Product Group 2              7,534     $12.35            94,446     (LOSSES) ON INVESTMENTS
Product Group 3              1,460     $11.13            16,255      Net realized gains on investments                   7,213
Product Group 4              2,053     $12.15            24,957      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (28,836)
                                                                                                              -----------------
                            92,110                 $  1,126,787
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                     $    33,318
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                 $   806,118         $  280,287

Net increase in net assets resulting from operations                                                 33,318             45,238

Capital shares transactions
    Net premiums                                                                                    305,401            519,101
    Transfers of policy loans                                                                        (2,244)            (8,723)
    Transfers of cost of insurance                                                                  (60,990)           (41,722)
    Transfers of surrenders                                                                         (10,502)           (15,809)
    Transfers of death benefits                                                                      (1,415)                 -
    Transfers of other terminations                                                                       -                (56)
    Interfund and net transfers to general account                                                   57,101             27,802
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    287,351            480,593
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        320,669            525,831
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,126,787        $   806,118
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Statement of Assets and Liabilities                                   Statement of Operations
  December 31, 2005                                                      Year Ended December 31, 2005

ASSETS                                                             INVESTMENT INCOME
    Investment in Portfolio, 198,377                                 Dividend income                                $   57,854
     shares at net asset value of $12.69                             Capital gains distributions                        27,206
                                                                                                              -----------------
     per share (cost $2,563,881)                   $  2,517,402
                                                                                                                        85,060
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses
NET ASSETS                                         $  2,517,402        Administrative expense                              135
                                               -----------------
                                                                       Mortality and expense risk                       15,560
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          69,365

Product Group 1            124,122     $11.48      $  1,423,333    REALIZED AND UNREALIZED GAINS
Product Group 2             87,808     $11.61         1,006,988     (LOSSES) ON INVESTMENTS
Product Group 3              2,830     $10.79            30,524      Net realized gains on investments                  11,167
Product Group 4              4,953     $11.42            56,557      Net unrealized depreciation on
                       ------------            -----------------
                                                                      investments                                      (60,447)
                                                                                                              -----------------
                           219,713                 $  2,517,402
                       ------------            -----------------
                                                                   Net increase in net assets resulting from
                                                                    operations                                      $   20,085
                                                                                                              -----------------
Note:  Variances in the above calculations are due to rounding.
-------------------------------------------------------------------------------------------------------------------------------

                                             Statements of Changes in Net Assets
                                            Years Ended December 31, 2005 and 2004

                                                                                                 2005               2004

Net assets at beginning of year                                                                $  1,595,134        $   321,957

Net increase in net assets resulting from operations                                                 20,085             53,133

Capital shares transactions
    Net premiums                                                                                    971,936            468,596
    Transfers of policy loans                                                                       (10,617)            (2,207)
    Transfers of cost of insurance                                                                 (181,276)           (51,871)
    Transfers of surrenders                                                                        (154,463)            (1,922)
    Transfers of death benefits                                                                      (5,210)                 -
    Transfers of other terminations                                                                 (14,087)            (3,195)
    Interfund and net transfers to general account                                                  295,900            810,643
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    902,183          1,220,044
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        922,268          1,273,177
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,517,402       $  1,595,134
                                                                                            ----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services Variable Insurance Trust Fund ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Global Worldwide Insurance Trust ("VANECK"), and PIMCO Variable Insurance Trust ("PIMCO") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The PIMCO Total Return Portfolio, Low Duration Portfolio, High Yield Portfolio, and Real Return Portfolio were introduced effective May 1, 2003. All other portfolios have been in existence for more than three years.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge, transfers of surrenders, may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,797,392 and $5,047,861 in 2005 and 2004, respectively.


        Each management company of the underlying Funds charges fees for their management advisory services as well as other operating expenses. The fees differ between management companies and by portfolio within each management company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2005 and 2004, respectively, were as follows:

                                                            2005         2004

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                  0.29%        0.29%
    High Income Portfolio                                   0.71%        0.71%
    Equity-Income Portfolio                                 0.58%        0.58%
    Growth Portfolio                                        0.68%        0.68%
    Overseas Portfolio                                      0.91%        0.91%
    Midcap Portfolio                                        0.71%        0.71%
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                 0.65%        0.65%
    Investment Grade Bond Portfolio                         0.56%        0.56%
    Index 500 Portfolio                                     0.10%        0.35%
    Contrafund Portfolio                                    0.68%        0.68%
    Asset Manager: Growth Portfolio                         0.74%        0.74%
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                      0.56%        0.56%
    Growth & Income Portfolio                               0.60%        0.60%
    Growth Opportunities Portfolio                          0.72%        0.72%
American Century Variable Portfolios. Inc.
    Balanced Portfolio                                      0.90%        0.90%
    Capital Appreciation Portfolio                          1.00%        1.00%
    International Portfolio                                 1.27%        1.27%
    Value Portfolio                                         0.93%        0.93%
    Income and Growth Portfolio                             0.70%        0.70%
Massachusetts Financial Services Variable Insurance Trust
    Emerging Growth Series                                  0.87%        0.87%
    Investors Trust Series                                  0.86%        0.86%
    New Discovery Series                                    1.01%        1.01%
    Research Series                                         0.88%        0.88%
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                            0.89%        0.89%
    VC Mid-Cap Value Portfolio                              1.17%        1.17%
    VC International Portfolio                              1.40%        1.34%
Alger American Fund
    Growth Portfolio                                        0.86%        0.85%
    MidCap Growth Portfolio                                 0.92%        0.92%
    Leveraged AllCap Portfolio                              0.97%        0.97%
    Small Capitalization Portfolio                          0.97%        0.97%
AIM Variable Insurance Funds
    Financial Services Fund                                 1.12%        1.12%
    Health Sciences Fund                                    1.10%        1.11%
LEVCO Series Trust
    Equity Value Fund                                       1.10%        1.10%
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                              1.20%        1.20%
PIMCO Variable Insurance Trust
    Total Return Portfolio                                  0.65%        0.65%
    Low Duration Portfolio                                  0.65%        0.65%
    High Yield Portfolio                                    0.75%        0.75%
    Real Return Portfolio                                   0.65%        0.65%

3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2005 and 2004, were as follows:


                                                            2005                                 2004
                                             ------------------------------------  ----------------------------------
 Portfolio                                         Purchases            Sales            Purchases           Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                        $ 5,807,536        $ 5,263,669       $ 9,295,972       $10,948,722
    High Income Portfolio                           3,046,682          1,652,371         1,999,958         1,228,364
    Equity-Income Portfolio                         6,822,155          7,842,873         7,451,085         6,083,390
    Growth Portfolio                                9,601,298         13,897,042        13,224,027        12,455,613
    Overseas Portfolio                              4,545,340          2,447,095         3,605,825         2,521,774
    Midcap Portfolio                                5,962,863          3,762,494         6,731,934         2,545,047
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                         1,478,537          2,218,714         2,069,688         1,875,837
    Investment Grade Bond Portfolio                 3,161,835          3,268,234         5,855,160         2,984,097
    Index 500 Portfolio                            16,366,660         12,572,701        15,497,622        10,179,396
    Contrafund Portfolio                           10,109,165         10,955,811        10,387,384         7,187,999
    Asset Manager: Growth Portfolio                   959,282          1,145,959         1,154,378           998,672
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                              1,104,908            876,068         1,407,113           776,777
    Growth & Income Portfolio                       1,942,555          1,932,306         1,964,477         1,649,395
    Growth Opportunities Portfolio                  1,910,167          2,198,724         2,167,407         1,835,767
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                793,895            599,511           975,810           507,462
    Capital Appreciation Portfolio                    996,971          1,052,073         1,305,820           958,996
    International Portfolio                         5,798,448          2,615,112         2,896,475         1,916,965
    Value Portfolio                                 7,812,841          3,062,443         4,566,366         1,480,396
    Income & Growth Portfolio                         697,928            584,778           879,734           627,812
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                          2,676,263          3,395,122         3,491,495         2,871,953
    Investors Trust Series                            382,687            531,218           442,301           334,926
    New Discovery Series                            1,917,137          2,848,259         2,984,465         2,426,699
    Research Series                                 1,221,247          1,434,051         1,442,416         1,174,591
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                    4,218,538          2,273,260         3,754,467         1,637,254
    VC Mid-Cap Value Portfolio                      7,237,684          3,217,010         4,844,824         1,919,359
    VC International Portfolio                      2,927,077            668,502           906,882           261,402
Alger American Fund
    Growth Portfolio                                4,304,997          1,360,580         2,726,498           988,719
    MidCap Growth Portfolio                         3,116,123          2,121,199         3,706,955         2,604,288
    Leveraged AllCap Portfolio                      2,128,007          1,879,917         3,494,330         3,008,986
    Small Capitalization Portfolio                  3,415,845          2,361,765         3,629,926         1,252,597
AIM Variable Insurance Funds
    Financial Services Fund                           418,436            297,400           928,527           591,524
    Health Sciences Fund                              478,132            314,767           864,312           525,301
LEVCO Series Trust
    Equity Value Fund                                   1,037              1,832               497               898
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                      3,951,498          1,817,568         1,711,710           967,615
PIMCO Variable Insurance Trust
    Total Return Portfolio                          5,775,141          1,005,439         2,191,446           648,336
    Low Duration Portfolio                            772,011            325,453           741,511           363,086
    High Yield Portfolio                              655,654            313,362           801,916           293,736
    Real Return Portfolio                           1,567,791            596,242         1,401,060           148,229
                                             -----------------  -----------------  ----------------  ----------------
                                                $ 136,084,373      $ 104,710,924     $ 133,501,776       $90,781,979
                                             -----------------  -----------------  ----------------  ----------------


        Purchases and sales in investment shares for the years ended December 31, 2005 and 2004, were as follows:


                                                                 2005                             2004
                                                    ---------------------------------  --------------------------------
 Portfolio                                                 Purchases           Sales         Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                 5,807,536       5,263,669       9,295,972        10,948,722
    High Income Portfolio                                    470,247         254,039         301,583           184,439
    Equity-Income Portfolio                                  281,760         322,957         318,562           258,509
    Growth Portfolio                                         302,913         438,610         428,449           403,684
    Overseas Portfolio                                       257,054         136,469         228,368           157,489
    Midcap Portfolio                                         190,938         120,869         256,983            98,545
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                  101,943         152,301         144,274           131,101
    Investment Grade Bond Portfolio                          248,994         258,998         450,556           229,029
    Index 500 Portfolio                                      120,524          92,512         121,323            79,589
    Contrafund Portfolio                                     362,341         394,831         430,823           297,974
    Asset Manager: Growth Portfolio                           77,080          92,002          94,387            82,026
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                        78,868          61,992         102,137            56,517
    Growth & Income Portfolio                                141,339         140,183         148,505           124,917
    Growth Opportunities Portfolio                           119,335         137,358         143,962           121,997
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                       109,355          82,376         142,449            74,006
    Capital Appreciation Portfolio                           121,358         128,138         185,289           136,438
    International Portfolio                                  778,831         349,204         437,989           291,735
    Value Portfolio                                          975,588         381,478         566,540           184,369
    Income & Growth Portfolio                                 96,021          80,210         131,041            93,542
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                   153,216         194,778         220,146           181,215
    Investors Trust Series                                    20,998          29,357          26,777            20,124
    New Discovery Series                                     133,224         198,773         214,186           172,862
    Research Series                                           78,839          92,890         104,542            85,329
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             157,843          84,606         148,269            65,170
    VC Mid-Cap Value Portfolio                               343,634         151,990         259,809           104,553
    VC International Portfolio                               317,293          71,465         118,788            34,205
Alger American Fund
    Growth Portfolio                                         119,476          37,533          81,361            29,721
    MidCap Growth Portfolio                                  153,016         103,540         196,095           136,382
    Leveraged AllCap Portfolio                                67,718          60,559         122,575           104,123
    Small Capitalization Portfolio                           159,144         111,606         196,898            68,909
AIM Variable Insurance Funds
    Financial Services Fund                                   29,220          20,857          66,869            41,603
    Health Sciences Fund                                      25,074          16,427          47,516            29,097
LEVCO Series Trust
    Equity Value Fund                                             92             159              48                88
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                               181,866          88,072         106,895            60,812
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   551,138          96,151         208,184            61,522
    Low Duration Portfolio                                    75,510          31,778          72,008            35,251
    High Yield Portfolio                                      79,669          38,055          97,928            36,185
    Real Return Portfolio                                    121,138          46,223         108,952            11,538
                                                    -----------------  --------------  --------------  ----------------
                                                          13,410,134      10,363,015      16,327,038        15,233,316
                                                    -----------------  --------------  --------------  ----------------


4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2005 and 2004, were as follows:

                                                                    2005                             2004
                                                    ---------------------------------  --------------------------------
 Portfolio                                                 Purchases           Sales         Purchases          Sales

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                                   417,226         381,970         740,536           882,238
    High Income Portfolio                                    189,055         123,938         126,013            77,197
    Equity-Income Portfolio                                  278,435         378,534         404,324           303,698
    Growth Portfolio                                         566,222         793,383         876,554           705,342
    Overseas Portfolio                                       320,686         146,623         292,341           176,634
    Midcap Portfolio                                         369,134         231,620         527,882           194,273
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                                   68,992         105,423          97,145            80,250
    Investment Grade Bond Portfolio                          145,229         178,323         848,803           688,537
    Index 500 Portfolio                                    1,043,647         763,664       1,086,875           679,978
    Contrafund Portfolio                                     495,392         512,966         599,636           382,360
    Asset Manager: Growth Portfolio                           61,385          77,419          79,204            70,658
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                                        73,493          61,431         105,495            57,224
    Growth & Income Portfolio                                119,283         120,863         133,975           110,910
    Growth Opportunities Portfolio                           163,850         190,598         206,132           169,065
American Century Variable Portfolios, Inc.
    Balanced Portfolio                                        51,029          38,937          68,828            35,374
    Capital Appreciation Portfolio                            71,090          72,033         110,255            75,093
    International Portfolio                                  444,123         195,153         255,021           163,561
    Value Portfolio                                          343,080         152,646         248,910            77,873
    Income & Growth Portfolio                                 48,906          42,304          69,551            50,738
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                                   255,473         314,073         363,408           285,927
    Investors Trust Series                                    34,219          47,948          44,880            32,981
    New Discovery Series                                     105,455         153,659         176,273           140,380
    Research Series                                          102,637         120,140         137,561           114,073
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                             216,830         133,929         243,304           104,560
    VC Mid-Cap Value Portfolio                               279,719         133,488         234,100            92,526
    VC International Portfolio                               287,255          63,572         110,841            30,449
Alger American Fund
    Growth Portfolio                                         615,781         183,639         428,129           152,730
    MidCap Growth Portfolio                                  298,479         216,455         436,443           298,363
    Leveraged AllCap Portfolio                               344,305         295,622         607,107           506,595
    Small Capitalization Portfolio                           476,741         325,399         590,393           197,918
AIM Variable Insurance Funds
    Financial Services Fund                                   35,247          25,135          83,188            51,218
    Health Sciences Fund                                      41,713          26,852          81,415            49,152
LEVCO Series Trust
    Equity Value Fund                                             82             156              29                81
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                               220,251         104,276         129,404            72,999
PIMCO Variable Insurance Trust
    Total Return Portfolio                                   517,740          89,497         123,981            13,004
    Low Duration Portfolio                                    56,044          14,257          72,947            35,743
    High Yield Portfolio                                      49,867          25,713         196,836            51,864
    Real Return Portfolio                                    128,959          50,845          66,214            23,826
                                                    -----------------  --------------  --------------  ----------------
                                                           9,337,054       6,892,483      11,003,932         7,235,393
                                                    -----------------  --------------  --------------  ----------------

5.      Net Assets


        Net assets at December 31, 2005, consisted of the following:

                                                                   Accumulated           Net
                                                                  Net Investment      Unrealized
                                                  Capital           Income and       Appreciation
                                                   Share           Net Realized     (Depreciation)
 Portfolio                                     Transactions      Gains (Losses)     of Investments        Total

Fidelity Variable Insurance Products Fund I
    Money Market Portfolio                      $ 5,203,029         $  902,550         $      -        $ 6,105,579
    High Income Portfolio                         4,982,885          1,098,596         (269,689)         5,811,792
    Equity-Income Portfolio                      17,747,932          7,754,415        4,382,956         29,885,303
    Growth Portfolio                             38,694,644          3,005,814        6,244,636         47,945,094
    Overseas Portfolio                            9,534,120            924,780        3,245,072         13,703,972
    Midcap Portfolio                             12,828,351          2,212,460        4,672,659         19,713,470
Fidelity Variable Insurance Products Fund II
    Asset Manager Portfolio                       4,212,098          3,118,662          705,370          8,036,130
    Investment Grade Bond Portfolio               8,435,610          1,716,704         (152,945)         9,999,369
    Index 500 Portfolio                          47,590,314         (1,030,682)       7,115,906         53,675,538
    Contrafund Portfolio                         30,442,550          4,186,704       12,761,811         47,391,065
    Asset Manager: Growth Portfolio               4,434,634            (87,758)         567,951          4,914,827
Fidelity Variable Insurance Products Fund III
    Balanced Portfolio                            3,634,761            163,661          385,044          4,183,466
    Growth & Income Portfolio                     7,317,275           (375,014)       1,246,333          8,188,594
    Growth Opportunities Portfolio                9,878,335         (2,313,708)       1,857,924          9,422,551
American Century Variable Portfolios, Inc.
    Balanced Portfolio                            2,276,536            173,132          271,386          2,721,054
    Capital Appreciation Portfolio                4,470,968           (898,467)       1,172,634          4,745,135
    International Portfolio                      13,259,955         (1,722,596)       2,866,996         14,404,355
    Value Portfolio                              12,286,868          2,355,370          740,071         15,382,309
    Income & Growth Portfolio                     2,455,898            (83,141)         397,377          2,770,134
Massachusetts Financial Services Variable
 Insurance Trust
    Emerging Growth Series                       14,318,525         (4,995,715)       2,253,708         11,576,518
    Investors Trust Series                        1,645,491           (216,515)         312,651          1,741,627
    New Discovery Series                          6,482,996           (513,710)         727,691          6,696,977
    Research Series                               4,726,284           (629,953)         922,649          5,018,980
Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio                  9,251,252          1,422,123          699,846         11,373,221
    VC Mid-Cap Value Portfolio                   12,253,244          2,624,591        1,759,296         16,637,131
    VC International Portfolio                    3,607,962            337,899          786,322          4,732,183
Alger American Fund
    Growth Portfolio                              7,005,694             58,811          863,614          7,928,119
    MidCap Growth Portfolio                       6,310,632            891,793          951,241          8,153,666
    Leveraged AllCap Portfolio                    6,120,948           (142,838)       1,097,464          7,075,574
    Small Capitalization Portfolio                6,095,790            775,535        1,335,158          8,206,483
AIM Variable Insurance Funds
    Financial Services Fund                         985,409            156,903          102,865          1,245,177
    Health Sciences Fund                          1,147,152            100,838          128,475          1,376,465
LEVCO Series Trust
    Equity Value Fund                                 7,552              2,228            4,525             14,305
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                    3,459,832            576,522        1,139,930          5,176,284
Pimco Variable Insurance Trust
    Total Return Portfolio                        6,565,796            277,722         (166,905)         6,676,613
    Low Duration Portfolio                        1,094,152             23,597          (17,188)         1,100,561
    High Yield Portfolio                          1,040,987             93,894           (8,094)         1,126,787
    Real Return Portfolio                         2,444,319            119,562          (46,479)         2,517,402
                                           -----------------  -----------------  ---------------   ----------------
                                               $334,250,780        $22,064,769     $ 61,058,261      $ 417,373,810
                                           -----------------  -----------------  ---------------   ----------------



6.      Financial Highlights


        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.


        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.


                                              December 31                                        Year Ended December 31
                                 ----------------------------------------------   -------------------------------------------------
                                                 Unit Fair Value                  Investment    Expense Ratio      Total Return
                                                   Lowest to                        Income        Lowest to         Lowest to
                                     Units          Highest       Net Assets        Ratio*        Highest**         Highest***
                                 --------------  --------------  --------------   -----------  ---------------- -------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2005                         464,663   $10.15 to 18.79    $6,105,579         3.05%   0.50% to 1.10%     1.5% to 2.49%
          2004                         429,408   10.00 to 18.44     $5,561,712         1.29%   0.50% to 1.10%     0.00% to 0.72%
          2003                         571,109   11.15 to 18.41     $7,214,462         1.11%   0.50% to 1.10%     -.11% to .54%
          2002                         408,938   11.09 to 18.44     $5,430,733         1.65%   0.50% to 1.10%     0.60% to 1.19%
          2001                         473,267   10.96 to 18.33     $6,055,922         3.91%   0.50% to 1.10%     2.98% to 3.59%

    High Income Portfolio
          2005                         424,213   9.84 to 27.25      $5,811,792        15.05%   0.50% to 1.10%     1.21% to 2.18%
          2004                         359,096   9.63 to 26.83      $5,080,151         7.47%   0.50% to 1.10%     7.70% to 9.06%
          2003                         310,281   8.83 to 24.75      $4,229,716         6.73%   0.50% to 1.10%    25.88% to 26.69%
          2002                         251,743   6.97 to 19.67      $2,879,583         9.93%   0.50% to 1.10%     2.29% to 2.95%
          2001                         221,299   6.77 to 19.23      $2,549,739        12.70%   0.50% to 1.10%   -12.67% to -12.19%

    Equity-Income Portfolio
          2005                       1,372,700   11.41 to 54.92    $29,885,303         1.62%   0.50% to 1.10%     4.36% to 5.35%
          2004                       1,472,798   10.93 to 52.45    $30,789,773         1.45%   0.50% to 1.10%    9.30% to 10.98%
          2003                       1,372,172   10.93 to 47.58    $26,739,888         1.64%   0.50% to 1.10%    28.90% to 29.66%
          2002                       1,243,283   9.43 to 36.89     $19,627,178         1.57%   0.50% to 1.10%   -17.88% to -17.35%
          2001                       1,075,529   10.20 to 44.92    $21,808,160         1.62%   0.50% to 1.10%    -6.01% to -5.47%

    Growth Portfolio
          2005                       2,579,112   7.22 to 52.71     $47,945,094         0.49%   0.50% to 1.10%     4.36% to 5.31%
          2004                       2,806,273   6.86 to 50.37     $49,884,375         0.25%   0.50% to 1.10%     2.23% to 4.00%
          2003                       2,635,062   6.67 to 49.21     $47,604,009         0.25%   0.50% to 1.10%    31.39% to 32.08%
          2002                       2,363,555   5.05 to 37.50     $33,825,399         0.24%   0.50% to 1.10%   -30.88% to -30.44%
          2001                       2,023,189   7.26 to 54.25     $44,809,920         0.07%   0.50% to 1.10%   -18.56% to -18.06%

    Overseas Portfolio
          2005                         809,978   9.56 to 31.50     $13,703,972         0.54%   0.50% to 1.10%    17.36% to 18.44%
          2004                         635,914   8.08 to 26.76      $9,536,720         1.03%   0.50% to 1.10%    10.60% to 13.17%
          2003                         520,207   7.14 to 23.75      $7,381,149         0.72%   0.50% to 1.10%    41.81% to 42.51%
          2002                         455,603   5.01 to 16.79      $4,692,450         0.78%   0.50% to 1.10%   -21.17% to -20.60%
          2001                         411,664   6.31 to 21.30      $5,628,966         5.08%   0.50% to 1.10%   -22.04% to -21.61%

   Fidelity Variable Insurance Products
    Fund I (continued)
    Midcap Portfolio
          2005                       1,151,188   14.18 to 18.24    $19,713,470         0.00%   0.50% to 1.10%    16.69% to 17.64%
          2004                       1,013,674   12.16 to 15.59    $14,830,730         0.00%   0.50% to 1.10%    21.60% to 24.37%
          2003                         680,066   11.79 to 12.62     $8,044,599         0.31%   0.50% to 1.10%    37.02% to 37.88%
          2002                         498,371   8.58 to 9.21       $4,291,869         0.67%   0.50% to 1.10%   -10.76% to -10.26%
          2001                         214,930   9.60 to 10.32      $2,069,043         0.00%   0.50% to 1.10%    -4.10% to -3.69%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2005                         397,720   10.56 to 31.27     $8,036,130         2.65%   0.50% to 1.10%     2.61% to 3.43%
          2004                         434,150   10.21 to 30.38     $8,682,432         2.64%   0.50% to 1.10%     3.30% to 5.04%
          2003                         417,255   9.73 to 29.12      $8,263,923         3.44%   0.50% to 1.10%    16.66% to 17.39%
          2002                         398,605   8.28 to 24.97      $6,960,372         3.71%   0.50% to 1.10%    -9.73% to -9.21%
          2001                         352,556   9.12 to 27.66      $7,173,216         4.04%   0.50% to 1.10%    -5.14% to -4.60%

    Investment Grade Bond Portfolio
          2005                         610,057   10.42 to 23.80     $9,999,369         3.73%   0.50% to 1.10%     0.77% to 1.68%
          2004                         643,150   10.34 to 23.55    $10,515,913         3.54%   0.50% to 1.10%     3.29% to 3.93%
          2003                         482,884   13.73 to 22.81     $7,809,536         4.47%   0.50% to 1.10%     4.06% to 4.73%
          2002                         359,523   13.11 to 21.91     $5,620,482         2.47%   0.50% to 1.10%     9.11% to 9.80%
          2001                         159,189   11.94 to 20.08     $2,446,133         4.27%   0.50% to 1.10%     7.26% to 7.86%

    Index 500 Portfolio
          2005                       3,487,643   8.96 to 30.21     $53,675,538         1.66%   0.50% to 1.10%    3.31 % to 4.25%
          2004                       3,207,660   8.59 to 29.14     $48,254,425         1.20%   0.50% to 1.10%    8.60% to 10.13%
          2003                       2,800,764   7.80 to 26.67     $38,919,926         1.34%   0.50% to 1.10%    26.98% to 27.66%
          2002                       2,401,648   6.11 to 20.98     $26,800,947         1.23%   0.50% to 1.10%   -23.09% to -22.56%
          2001                       1,951,738   7.89 to 27.28     $29,306,628         1.08%   0.50% to 1.10%   -13.07% to -12.53%

    Contrafund Portfolio
          2005                       2,075,391   12.50 to 33.30    $47,391,065         0.28%   0.50% to 1.10%    15.30% to 16.31%
          2004                       2,092,964   10.75 to 28.80    $41,520,720         0.31%   0.50% to 1.10%    11.00% to 14.97%
          2003                       1,875,688   9.35 to 25.23     $33,004,372         0.42%   0.50% to 1.10%    27.00% to 27.73%
          2002                       1,706,397   7.32 to 19.85     $23,636,282         0.82%   0.50% to 1.10%   -10.34% to -9.74%
          2001                       1,568,048   8.11 to 22.14     $24,521,124         0.73%   0.50% to 1.10%   -13.21% to -12.70%

    Asset Manager: Growth Portfolio
          2005                         341,714   9.02 to 19.44      $4,914,827         2.31%   0.50% to 1.10%     2.39% to 3.36%
          2004                         357,749   8.73 to 18.92      $5,033,531         2.20%   0.50% to 1.10%     3.40% to 5.43%
          2003                         349,203   8.28 to 18.06      $4,703,890         2.73%   0.50% to 1.10%    21.96% to 22.67%
          2002                         329,833   6.75 to 14.80      $3,667,172         2.81%   0.50% to 1.10%   -16.48% to -15.94%
          2001                         346,215   8.03 to 17.72      $4,600,171         2.75%   0.50% to 1.10%    -8.38% to -7.81%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2005                         294,362   10.93 to 14.59     $4,183,466         2.44%   0.50% to 1.10%     1.35% to 4.85%
          2004                         282,300   10.41 to 13.95     $3,819,590         1.82%   0.50% to 1.10%     4.34% to 7.80%
          2003                         234,029   9.92 to 13.32      $3,061,281         2.46%   0.50% to 1.10%    16.46% to 17.12%
          2002                         185,724   8.47 to 11.48      $2,084,265         2.60%   0.50% to 1.10%    -9.75% to -9.22%
          2001                         154,149   9.33 to 12.72      $1,912,742         3.33%   0.50% to 1.10%    -2.68% to -2.00%

    Growth & Income Portfolio
          2005                         511,748   10.03 to 16.58     $8,188,594         1.44%   0.50% to 1.10%     6.08% to 7.05%
          2004                         513,328   9.37 to 15.58      $7,706,179         0.83%   0.50% to 1.10%     4.63% to 5.40%
          2003                         490,263   8.90 to 14.87      $7,033,299         1.12%   0.50% to 1.10%    22.45% to 23.27%
          2002                         439,896   7.22 to 12.16      $5,130,153         1.28%   0.50% to 1.10%   -17.56% to -17.11%
          2001                         392,820   8.71 to 14.75      $5,539,047         1.25%   0.50% to 1.10%    -9.73% to -9.18%

    Growth Opportunities Portfolio
          2005                         792,034   8.15 to 12.30      $9,422,551         0.88%   0.50% to 1.10%     7.33% to 8.35%
          2004                         818,782   7.53 to 11.42      $9,022,058         0.51%   0.50% to 1.10%     6.04% to 7.10%
          2003                         781,715   7.06 to 10.77      $8,129,627         0.73%   0.50% to 1.10%    28.37% to 29.30%
          2002                         758,228   5.46 to 8.39       $6,129,407         1.00%   0.50% to 1.10%   -22.67% to -22.33%
          2001                         667,236   7.03 to 10.85      $6,951,789         0.35%   0.50% to 1.10%   -15.37% to -14.79%

   American Century Variable
    Portfolios, Inc.
    Balanced Portfolio
          2005                         178,854   11.15 to 15.57     $2,721,054         1.74%   0.50% to 1.10%     3.47% to 4.42%
          2004                         166,761   10.78 to 15.00     $2,444,829         1.46%   0.50% to 1.10%     7.80% to 9.26%
          2003                         133,308   9.94 to 13.82      $1,802,179         2.22%   0.50% to 1.10%    16.46% to 17.12%
          2002                          98,914   8.36 to 11.70      $1,135,668         2.35%   0.50% to 1.10%   -10.55% to -10.35%
          2001                          69,364   9.30 to 13.08        $888,981         2.36%   0.50% to 1.10%    -4.60% to -3.72%

    Capital Appreciation Portfolio
          2005                         317,072   9.48 to 16.38      $4,745,135         0.00%   0.50% to 1.10%    20.39% to 21.49%
          2004                         318,015   7.81 to 13.57      $3,939,398         0.00%   0.50% to 1.10%     6.43% to 6.99%
          2003                         282,852   7.30 to 12.75      $3,313,869         0.00%   0.50% to 1.10%    19.05% to 19.87%
          2002                         245,529   6.09 to 10.71      $2,405,459         0.00%   0.50% to 1.10%   -22.05% to -21.52%
          2001                         210,366   7.76 to 13.74      $2,616,705         0.00%   0.50% to 1.10%   -28.85% to -28.48%

    International Portfolio
          2005                       1,034,702   7.37 to 14.84     $14,404,355         0.99%   0.50% to 1.10%    11.72% to 12.61%
          2004                         785,732   6.55 to 13.25      $9,706,395         0.50%   0.50% to 1.10%    12.50% to 14.51%
          2003                         694,272   5.72 to 11.66      $7,551,029         0.66%   0.50% to 1.10%    23.13% to 23.81%
          2002                         599,832   4.62 to 9.47       $5,308,390         0.74%   0.50% to 1.10%   -21.21% to -20.75%
          2001                         483,680   5.83 to 12.02      $5,449,486         0.08%   0.50% to 1.10%   -29.99% to -29.59%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Portfolio
          2005                         766,651   11.27 to 21.07    $15,382,309         0.78%   0.50% to 1.10%     3.54% to 4.48%
          2004                         576,216   10.88 to 20.29    $11,215,585         1.51%   0.50% to 1.10%    8.80% to 13.79%
          2003                         405,178   14.72 to 17.93     $7,007,967         0.90%   0.50% to 1.10%    27.51% to 28.33%
          2002                         303,774   11.47 to 14.07     $4,118,748         0.83%   0.50% to 1.10%   -13.57% to -13.11%
          2001                         206,111   13.2 to 16.28      $3,233,975         0.89%   0.50% to 1.10%    11.58% to 12.24%

    Income & Growth Portfolio
          2005                         210,330   9.80 to 13.37      $2,770,134         1.92%   0.50% to 1.10%     3.21% to 4.14%
          2004                         203,727   9.41 to 12.90      $2,584,309         1.31%   0.50% to 1.10%    10.00% to 12.43%
          2003                         184,915   8.37 to 11.52      $2,073,156         1.17%   0.50% to 1.10%    27.98% to 28.57%
          2002                         161,239   6.51 to 8.90       $1,412,025         1.02%   0.50% to 1.10%   -20.25% to -19.73%
          2001                         130,094   8.11 to 11.24      $1,426,734         0.77%   0.50% to 1.10%    -9.42% to -8.77%

   Massachusetts Financial Services
    Variable Insurance Trust
    Emerging Growth Series
          2005                       1,037,662   5.52 to 11.88     $11,576,518         0.00%   0.50% to 1.10%     7.70% to 8.66%
          2004                       1,096,262   5.08 to 10.98     $11,330,395         0.00%   0.50% to 1.10%    9.40% to 12.39%
          2003                       1,018,780   4.52 to 9.81       $9,426,673         0.00%   0.50% to 1.10%    28.82% to 29.51%
          2002                         885,042   3.49 to 7.60       $6,373,101         0.00%   0.50% to 1.10%   -34.46% to -34.03%
          2001                         736,262   5.29 to 11.57      $8,123,686         0.00%   0.50% to 1.10%   -34.23% to -33.88%

    Investors Trust Series
          2005                         155,812   9.39 to 11.74      $1,741,627         0.55%   0.50% to 1.10%     5.2% to 6.70%
          2004                         169,542   8.80 to 11.09      $1,783,500         0.60%   0.50% to 1.10%    10.16% to 10.90%
          2003                         157,644   7.94 to 9.56       $1,503,147         0.63%   0.50% to 1.10%    20.84% to 21.59%
          2002                         145,439   6.53 to 7.89       $1,145,465         0.51%   0.50% to 1.10%   -21.88% to -21.42%
          2001                         108,310   8.31 to 10.08      $1,089,989         0.47%   0.50% to 1.10%   -16.86% to -16.40%

    New Discovery Series
          2005                         342,995   9.26 to 20.07      $6,696,977         0.00%   0.50% to 1.10%     3.80% to 4.72%
          2004                         391,199   8.84 to 19.24      $7,337,919         0.00%   0.50% to 1.10%     5.32% to 6.00%
          2003                         355,305   8.34 to 18.24      $6,311,978         0.00%   0.50% to 1.10%    32.28% to 33.01%
          2002                         267,770   6.27 to 13.76      $3,607,321         0.00%   0.50% to 1.10%   -32.39% to -32.00%
          2001                         209,828   9.22 to 20.30      $4,167,704         0.00%   0.50% to 1.10%    -6.10% to -5.44%

    Research Series
          2005                         420,222   8.55 to 12.11      $5,018,980         0.45%   0.50% to 1.10%     6.31% to 7.21%
          2004                         437,725   7.97 to 11.33      $4,894,475         1.03%   0.50% to 1.10%    12.10% to 15.34%
          2003                         414,237   6.91 to 9.87       $4,014,175         0.62%   0.50% to 1.10%    23.39% to 24.06%
          2002                         356,124   5.57 to 7.99       $2,793,015         0.26%   0.50% to 1.10%   -25.38% to -24.93%
          2001                         280,754   7.42 to 10.68      $2,933,918         0.01%   0.50% to 1.10%   -22.17% to -21.65%

   Lord Abbett Series Fund, Inc.
    VC Growth & Income Portfolio
          2005                         688,230   11.26 to 16.95    $11,373,221         1.02%   0.50% to 1.10%     1.81% to 2.74%
          2004                         605,330   11.06 to 16.56     $9,826,097         0.93%   0.50% to 1.10%    10.60% to 12.05%
          2003                         466,586   11.37 to 14.84     $6,826,851         0.74%   0.50% to 1.10%    29.59% to 30.39%
          2002                         355,079   8.72 to 11.43      $4,003,870         0.66%   0.50% to 1.10%   -18.97% to -18.43%
          2001                         223,756   10.69 to 14.07     $3,115,424         0.69%   0.50% to 1.10%    -7.73% to -7.20%

    VC Mid-Cap Value Portfolio
          2005                         696,162   12.38 to 24.34    $16,637,131         0.49%   0.50% to 1.10%     6.72% to 7.66%
          2004                         549,931   11.60 to 22.69    $12,416,192         0.32%   0.50% to 1.10%    16.00% to 23.45%
          2003                         408,357   18.17 to 18.47     $7,531,058         0.55%   0.50% to 1.10%    23.39% to 24.11%
          2002                         334,830   14.64 to 14.93     $4,984,990         0.65%   0.50% to 1.10%   -10.74% to -10.24%
          2001                         214,826   16.31 to 16.70     $3,571,997         0.47%   0.50% to 1.10%     6.80% to 7.51%

    VC International Portfolio
          2005                         420,692   9.01 to 13.64      $4,732,183         0.00%   0.50% to 1.10%    24.82% to 26.01%
          2004                         197,010   7.15 to 10.93      $1,779,463         0.15%   0.50% to 1.10%    9.30% to 19.97%
          2003                         116,619   5.96 to 7.68         $875,416         2.06%   0.50% to 1.10%    39.74% to 40.57%
          2002                          52,845   4.24 to 5.40         $282,105         1.17%   0.50% to 1.10%   -18.66% to -18.15%
          2001                          28,194   5.18 to 6.62         $186,047         0.25%   0.50% to 1.10%   -27.50% to -27.04%

   Alger American Fund
    Growth Portfolio
          2005                       1,066,741   7.33 to 11.78      $7,928,119         0.00%   0.50% to 1.10%    10.46% to 11.55%
          2004                         634,599   6.60 to 10.66      $4,216,027         0.00%   0.50% to 1.10%     4.39% to 6.60%
          2003                         359,201   6.31 to 7.74       $2,277,259         0.00%   0.50% to 1.10%    33.68% to 34.45%
          2002                         224,909   4.71 to 5.79       $1,061,218         0.04%   0.50% to 1.10%   -33.75% to -33.24%
          2001                         114,955   7.10 to 8.74         $817,449         0.23%   0.50% to 1.10%   -12.60% to -12.30%

    Mid-Cap Growth Portfolio
          2005                         805,070   10.05 to 12.09     $8,153,666         0.00%   0.50% to 1.10%     8.32% to 9.23%
          2004                         723,046   9.24 to 11.16      $6,715,021         0.00%   0.50% to 1.10%    11.60% to 12.57%
          2003                         584,966   8.25 to 9.79       $4,841,496         0.00%   0.50% to 1.10%    46.12% to 47.01%
          2002                         282,007   5.63 to 6.70       $1,590,097         0.00%   0.50% to 1.10%   -30.28% to -29.88%
          2001                         162,453   8.06 to 9.61       $1,311,633         0.00%   0.50% to 1.10%    -7.36% to -3.90%

    Leveraged AllCap Portfolio
          2005                       1,055,676   6.66 to 12.14      $7,075,574         0.00%   0.50% to 1.10%    12.81% to 13.94%
          2004                       1,006,994   5.87 to 10.76      $5,964,934         0.00%   0.50% to 1.10%     6.95% to 7.57%
          2003                         906,481   5.48 to 7.91       $4,995,171         0.00%   0.50% to 1.10%    33.16% to 34.06%
          2002                         686,579   4.10 to 5.94       $2,830,287         0.01%   0.50% to 1.10%   -34.58% to -34.29%
          2001                         307,177   6.26 to 9.08       $1,935,789         0.00%   0.50% to 1.10%   -16.76% to -9.20%

    Small Capitalization Portfolio
          2005                       1,056,935   7.67 to 12.77      $8,206,483         0.00%   0.50% to 1.10%    15.25% to 16.31%
          2004                         905,593   6.63 to 11.08      $6,058,125         0.00%   0.50% to 1.10%    10.80% to 16.01%
          2003                         513,117   5.74 to 8.90       $2,972,490         0.00%   0.50% to 1.10%    40.60% to 41.71%
          2002                         201,854   4.07 to 6.33         $827,703         0.00%   0.50% to 1.10%   -26.99% to -26.65%
          2001                          47,786   5.56 to 8.67         $270,350         0.04%   0.50% to 1.10%   -30.15% to -13.30%

   AIM Variable Insurance Funds
    Financial Services Fund
          2005                         102,271   11.22 to 12.36     $1,245,177         1.41%   0.50% to 1.10%     4.43% to 5.37%
          2004                          92,159   10.75 to 11.73     $1,069,179         0.83%   0.50% to 1.10%     7.45% to 8.11%
          2003                          60,189   10.74 to 10.85       $648,768         0.26%   0.50% to 1.10%    28.16% to 29.01%
          2002                          34,167   8.38 to 8.41         $286,647         1.31%   0.50% to 1.10%   -16.20% to -15.90%

    Health Sciences Fund
          2005                         116,745   10.88 to 11.97     $1,376,465         0.00%   0.50% to 1.10%     6.67% to 7.55%
          2004                         100,763   10.20 to 11.13     $1,109,323         0.00%   0.50% to 1.10%     2.00% to 7.02%
          2003                          68,501   10.29 to 10.40       $707,641         0.00%   0.50% to 1.10%    26.41% to 27.14%
          2002                          22,372   8.14 to 8.18         $182,544         0.00%   0.50% to 1.10%   -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2005                           1,255   11.41 to 11.58        $14,305         0.07%   0.50% to 1.10%     7.00% to 7.99%
          2004                           1,329   10.55 to 11.14        $14,085         1.64%   0.50% to 1.10%    5.50% to 13.20%
          2003                           1,380   9.40 to 10.31         $12,694         2.24%   0.50% to 1.10%    27.51% to 27.97%
          2002                           4,581   7.37 to 7.40          $33,802         0.00%   0.50% to 1.10%   -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2005                         228,817   18.64 to 23.05     $5,176,284         0.20%   0.50% to 1.10%    49.51% to 50.92%
          2004                         112,843   12.47 to 15.27     $1,703,910         0.21%   0.50% to 1.10%    22.59% to 24.70%
          2003                          56,437   12.30 to 12.43       $694,771         0.36%   0.50% to 1.10%    43.56% to 44.29%
          2002                          26,804   8.54 to 8.58         $229,300         0.00%   0.50% to 1.10%   -14.60 to -14.20%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2005                         624,688   10.47 to 10.81     $6,676,613         3.80%   0.50% to 1.10%     0.97% to 1.90%
          2004                         141,597   10.36 to 10.60     $2,070,736         1.73%   0.50% to 1.10%     3.75% to 4.43%
          2003                          51,475   10.12 to 10.16       $521,769         1.10%   0.50% to 1.10%     5.00% to 5.40%

    Low Duration Portfolio
          2005                         108,330   10.05 to 10.21     $1,100,561         2.71%   0.50% to 1.10%    -0.42% to 0.52%
          2004                          66,544   10.06 to 10.16       $673,026         0.98%   0.50% to 1.10%     0.60% to 1.40%
          2003                          29,340   9.99 to 10.03        $293,568         0.25%   0.50% to 1.10%     -.10% to .20%

    High Yield Portfolio
          2005                          92,110   11.13 to 12.35     $1,126,787         6.56%   0.50% to 1.10%     2.68% to 3.61%
          2004                         196,446   10.84 to 11.92       $806,118         5.89%   0.50% to 1.10%     8.36% to 8.96%
          2003                          25,570   10.90 to 14.21       $280,287         6.71%   0.50% to 1.10%     1.20% to 1.60%

    Real Return Portfolio
          2005                         219,713   10.79 to 11.61     $2,517,402         2.81%   0.50% to 1.10%     0.70% to 1.15%
          2004                          67,958   10.71 to 11.43     $1,595,134         0.79%   0.50% to 1.10%     7.10% to 8.35%
          2003                          30,621   10.50 to 10.54       $321,957         0.37%   0.50% to 1.10%     8.90% to 9.40%


*     The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


**    The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


***   The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                                     PART C

                                OTHER INFORMATION


     Item 26.      Exhibits

     (a)  Board of Directors Resolutions.

          Resolution of the Board of Directors of Midland National Life establishing the Separate Account A. (1)

     (b)  Custodian Agreements.  Not Applicable

     (c)  Underwriting Contracts.

          1)  Principal Underwriting Agreement. (7)

          2)  Selling Agreement. (7)

          3)  Commission schedule. (7)

     (d)  Contracts.

          Form of Contract. (1)

     (e)  Applications.

          Application Form. (1)

     (f)  Depositor's Certificate of Incorporation and By-Laws.

          1)  Articles of Incorporation of Midland National Life. (1)

          2)  By-Laws of Midland National Life. (1)

     (g)  Reinsurance Agreement

          Form of Reinsurance Contract (7)

     (h)  Participation Agreements.

          1. (a) Form of Participation Agreements between Midland National Life Insurance Company and Fidelity Distributors
                 Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (2)

             (b) Amendments to Participation Agreement for Fidelity
                 Distributors Corporation / Variable Insurance Products Fund, and Variable Products Fund II. (2)

             (c) Form of Participation Agreement between Midland National Life
                 Insurance Company and Fidelity Distributors
                 Corporation/Variable Insurance Products Fund III. (1)

             (d) Form of Participation Agreement between Midland National Life
                 Insurance Company and American Century Investment Services, Inc. (2)

             (e) Amendments to Participation Agreement for Lord Abbett Series
                 Fund, Inc. (5)

             (f) Form of Participation Agreement between Midland National Life
                 Insurance Company and Massachusetts Financial Variable Insurance Trusts. (3)

             (g) Form of Participation Agreement between Midland National Life
                 Insurance Company and Lord Abbett Series Funds, Inc.(3)

             (h) Form of Participation Agreement between Midland National Life
                 Insurance Company and Fred Alger Management, Inc.(4)

             (i) Amendments to Participation Agreement for Fidelity
                 Distributors Corporation/Variable Insurance Products
                 Fund III (4)

             (j) Form of Participation Agreement between Midland National Life
                 Insurance Company and Van Eck Global Worldwide Insurance Trust (6)

             (k) Form of Participation Agreement between Midland National Life
                 Insurance Company and Pacific Investment Management Company LLC (7)

             (l) Form of Participation Agreement between Midland National Life
                 Insurance Company and AIM Distributors, Inc. (11)

             (m) Form of Participation Agreement between Midland National Life
                 Insurance Company and Goldman Sachs Variable Insurance
                 Trust (9)

             (n) Form of Participation Agreement between Midland National Life
                 Insurance Company and PIMCO Advisors VIT (9)

             (o) Form of Participation Agreement between Midland National Life
                 Insurance Company and Neuberger Berman Advisers Management Trust (9)

             (p) Amendments to Participation Agreement for Van Eck Global
                 Worldwide Insurance Trust (10)

             (q) Amendment to Participation Agreement for Goldman Sachs Variable
                 Insurance Trust (12)

             (r) Participation Agreement between Midland National Life Insurance
                 Company and Premier VIT (14)


     (i)  Administrative Contracts. Not Applicable.

     (j)  Other Material Contracts.  Not Applicable.

(k)       Legal Opinion.

          (1) Opinion and Consent of Stephen P. Horvat, Jr. (12)
          (2) Power of Attorney (12)

     (l)  Actuarial Opinion. Not Applicable

     (m)  Calculation of Illustrations  Not Applicable

     (n) Other Opinions.

          1)  Consent of Sutherland Asbill & Brennan LLP (12)

          2)  Consent of PricewaterhouseCoopers  LLP (12)

     (o)  Omitted Financial Statements.  Not Applicable.

     (p)  Initial Capital Agreements.  Not Applicable.

     (q) Redeemability Exemption. Memorandum describing Midland National Life's insurance, transfer and redemption procedures for the Contract. (8)

-------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061)
(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 on April 23, 1997 (File No. 333-14061)
(3) Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061)

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)

(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6, on August 31, 1999 (File No. 333-80975)
(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File 333-71800)
(7) Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2003 (File 333-14061)
(8) Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-6 on April 28, 2005 (File 333-58300)
(9) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File 333-108437)
(10) Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004 (File 333-108437)
(11) Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006 (File 333-58300)
(12)   Filed herewith


Item 27.  Directors and Officers of the Depositor

---------------------------------------------------------------------- -----------------------------------------------------
                Name and Principal Business Address*                           Position and Offices with Depositor
---------------------------------------------------------------------- -----------------------------------------------------

Michael Masterson................................................      Chief Executive Officer - Chairman

---------------------------------------------------------------------- -----------------------------------------------------

John Craig.......................................................      Senior Vice President - Director

---------------------------------------------------------------------- -----------------------------------------------------

Robert Korba.....................................................      Director

---------------------------------------------------------------------- -----------------------------------------------------
Steven C. Palmitier..............................................      President and Chief Operating Officer - Director
---------------------------------------------------------------------- -----------------------------------------------------

Stephen P. Horvat, Jr***......................................         Senior Vice President-- Legal - Director

---------------------------------------------------------------------- -----------------------------------------------------
Donald J. Iverson.............................................         Senior Vice President and Corporate Actuary -
                                                                       Director
---------------------------------------------------------------------- -----------------------------------------------------

Melody Jensen.................................................         Vice President, General Counsel and Secretary

---------------------------------------------------------------------- -----------------------------------------------------
Thomas M. Meyer...............................................         Senior Vice President and Chief Financial Officer
---------------------------------------------------------------------- -----------------------------------------------------
Gary J. Gaspar***................................................      Senior Vice President and Chief Information Officer
---------------------------------------------------------------------- -----------------------------------------------------
Gary W. Helder...................................................      Vice President, Policy Administration
---------------------------------------------------------------------- -----------------------------------------------------
Robert W. Buchanan...............................................      Vice President, New Business
---------------------------------------------------------------------- -----------------------------------------------------
Timothy A. Reuer.................................................      Vice President, Product Development
---------------------------------------------------------------------- -----------------------------------------------------
Esfandyar Dinshaw**..............................................      President, Annuity Division
---------------------------------------------------------------------- -----------------------------------------------------
Robert Tekolste**................................................      Senior Vice President, Annuity Division
---------------------------------------------------------------------- -----------------------------------------------------
Meg J. Taylor***.................................................      Vice President and Chief Compliance Officer
---------------------------------------------------------------------- -----------------------------------------------------
Tracy Michels***.................................................      Assistant Vice President and Deputy Compliance
                                                                       Officer
---------------------------------------------------------------------- -----------------------------------------------------
Kevin Bachmann...................................................      Senior Vice President, Sales, and Chief Marketing
                                                                       Officer
---------------------------------------------------------------------- -----------------------------------------------------
Gregory Helms....................................................      2nd Vice President, Policy Administration
---------------------------------------------------------------------- -----------------------------------------------------
Cindy Reed**.....................................................      Vice President and Chief Marketing Officer,
                                                                       Annuity Division
---------------------------------------------------------------------- -----------------------------------------------------
Ron Markway**....................................................      2nd Vice President, Annuity Division
---------------------------------------------------------------------- -----------------------------------------------------
Michael Yanacheak**..............................................      2nd Vice President, Product Development, Annuity
                                                                       Division
---------------------------------------------------------------------- -----------------------------------------------------

Lance Larsen**...................................................      2nd Vice President, Annuity Division

---------------------------------------------------------------------- -----------------------------------------------------

Teri Ross**......................................................      Assistant Vice President, Variable Annuity
                                                                       Services, Annuity Division

---------------------------------------------------------------------- -----------------------------------------------------

Sarah Theis**....................................................      Assistant Vice President, Product Development,
                                                                       Annuity Division

---------------------------------------------------------------------- -----------------------------------------------------

Richard T. Hicks.................................................      Assistant Vice President, Policy Administration

---------------------------------------------------------------------- -----------------------------------------------------

* Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991
**    Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA
      50266
***   525 W. Van Buren, Chicago, IL 60607


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant
-------

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Inc. is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI) are:

  ----------------------------------------------------------- --------------------------- --------------------------
                                                                                              Percent Of Voting
                                                                     Jurisdiction             Securities Owned
                                                                     ------------             ----------------
  Name
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Communications, Inc.                                         Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Consolidated Investment Services, Inc. (CISI)                         Nevada                      100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Richmond Holding Company, LLC                                        Delaware                  5% by CISI
                                                                                                 95% by SEI
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Financial Group, Inc. (SFG)                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Midland National Life Insurance Company (MNL)                          Iowa                       100%

  ----------------------------------------------------------- --------------------------- --------------------------

  SFG Reinsurance Company, incorporated 11/30/2005                  South Carolina               100% by MNL

  ----------------------------------------------------------- --------------------------- --------------------------
  North American Company for Life and Health Insurance
  (NACOLAH)                                                            Illinois                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  North American Company for Life and Health Insurance                                              100%
  of New York                                                          New York
  ----------------------------------------------------------- --------------------------- --------------------------
  NACOLAH Ventures, L.L.C.                                             Delaware                99% by NACOLAH
                                                                                                  1% by SFG
  ----------------------------------------------------------- --------------------------- --------------------------
  Parkway Holdings, Inc.                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Parkway Mortgage, Inc.                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  CH Holdings, Inc.                                                    Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Corporation                                                   Texas                       100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Otter, Inc.                                                          Oklahoma                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Cathedral Hill Hotel, Inc.                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Power Development, Inc.                                      Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Gila Bend Power Partners,  L.L.C.                                    Delaware                      50%
  ----------------------------------------------------------- --------------------------- --------------------------
  H2O Distribution, Inc.                                               Arkansas                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Distribution Holdings, Inc.                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons VSC, Inc., merged into Sammons Distribution                  Delaware                     100%
  Holdings, Inc. as of 6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Mylon C. Jacobs Supply Co.                                           Oklahoma                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons CTP, Inc.                                                  Pennsylvania                   100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons VPC, Inc.                                                    Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Tie Investors, L.L.C.                                                 Texas                        75%
  Name changed to Opus 5949 LLC as of 1/25/2005.
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Distribution, Inc., merged into Sammons                      Delaware                     100%
  Distribution Holdings, Inc. as of 6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons BW, Inc.                                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  TMIS, Inc.                                                            Texas                       100%
  ----------------------------------------------------------- --------------------------- --------------------------

  B-W Mex, Inc., merged into Sammons BW, Inc. as of                    Delaware                     100%
  6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Abastecedora de Services Industriales y Productos S.A.                                      99.9% by Sammons
  de C.V.  (ASPI)                                                                                 BW, Inc.
                                                                        Mexico                0.01% TMIS, Inc.
  ----------------------------------------------------------- --------------------------- --------------------------

  Sealing Specialists of Texas, Inc., merged into                       Texas                       100%
  Sammons BW, Inc. as of 6/30/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs ITD Corp.                                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Equipment Trust                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Equipment Mexico, Inc.                                        Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                                             99% by Briggs
                                                                                               Equipment Trust
                                                                        Mexico                  1% by Briggs
                                                                                           Equipment Mexico, Inc.
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Equipment S.A. de C.V. (BESA)                                                          99% by Briggs
                                                                                               Equipment Trust
                                                                        Mexico                  1% by Briggs
                                                                                           Equipment Mexico, Inc.
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Construction Equipment, Inc.                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Crestpark LP, Inc.                                                   Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Crestpark Holding, Inc.                                              Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Venture Properties, Inc.                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Realty Corporation                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Legacy Venture GP, Inc., merged into                         Delaware                     100%
  Consolidated Investment Services, Inc. as of 12/29/2005

  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Legacy Venture LP, Inc., merged into                         Delaware                     100%
  Consolidated Investment Services, Inc. as of 12/29/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Income Properties, Inc.                                      Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  GBH Venture Co., Inc.                                                Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Grand Bahama Hotel Co., sold to Ginn-LA International                Delaware                     100%
  Business Company, Ltd as of 8/17/2005

  ----------------------------------------------------------- --------------------------- --------------------------
  Jack Tar Grand Bahama Limited                                        Bahamas                      100%
  ----------------------------------------------------------- --------------------------- --------------------------
  The Grove Park Inn Resort, Inc.                                      Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Tours, Inc.                                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Securities, Inc.                                             Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Securities Company, L.L.C.                                   Delaware                      50%
  ----------------------------------------------------------- --------------------------- --------------------------
  Herakles Investments, Inc.                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sponsor Investments, L.L.C.                                           Texas                        75%
  ----------------------------------------------------------- --------------------------- --------------------------
  SG Reliant Investors, LLC                                            Delaware                      80%
  ----------------------------------------------------------- --------------------------- --------------------------

Item 29.    Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 30.    Principal Underwriter

      (a) Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

      (b) Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

                  ----------------------------------------------- ------------------------------------------
                  Name and Principal                              Positions and Offices with
                  Business Address*                               Sammons Securities Company, LLC
                  ----------------------------------------------- ------------------------------------------
                  Steve Palmitier                                 President
                  One Midland Plaza,
                  Sioux Falls, SD 57193-9991
                  ----------------------------------------------- ------------------------------------------

                  Jerome S. Rydell                                Vice-Chairman

                  ----------------------------------------------- ------------------------------------------
                  Michael Masterson                               Chairman
                  525 West Van Buren
                  Chicago, IL  60607
                  ----------------------------------------------- ------------------------------------------
                  Michael J. Brooks                               Vice-President
                  ----------------------------------------------- ------------------------------------------
                  Kevin Bachmann                                  Chief Marketing Officer
                  One Midland Plaza
                  Sioux Falls, SD  57193-9991
                  ----------------------------------------------- ------------------------------------------
                  Lisa S. Hoyne                                   Vice-President
                  One Midland Plaza,
                  Sioux Falls, SD 57193-9991
                  ----------------------------------------------- ------------------------------------------
                  Brandon D. Rydell                               Vice-President
                  ----------------------------------------------- ------------------------------------------

      * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103

      (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

          (1)                       (2)                      (3)                      (4)                     (5)
       Name of             Net Underwriting
       Principal             Discounts and           Compensation on              Brokerage                 Other
      Underwriter             Commissions*              Redemption               Commissions            Compensation*
      -----------             -----------              -----------               -----------            -----------

  Sammons Securities            $10,657,189                  None                     N/A                   $208,742
     Company, LLC


* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland Nationals variable universal life insurance policies under Separate Account A. In exchange for the underwriting fee, Sammons Securities Company provides administrative services that includes but are not limited to, registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and required continuing education to maintain licensing.

Item 31.    Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193. and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.

Item 32.    Management Services

All management contracts are discussed in Part A or Part B.

Item 33.    Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 25th day of April, 2006.


                                                                     MIDLAND NATIONAL LIFE
                                                                     SEPARATE ACCOUNT A (REGISTRANT)

Attest:                                                     By: /s/*
        ---------------------------------------------------      -----------------------------------
                                                                          MICHAEL M. MASTERSON
                                                                          Chairman of the Board


                                                            By:  MIDLAND NATIONAL LIFE
                                                                 INSURANCE COMPANY (DEPOSITOR)


Attest:                                                     By:  /s/*
        ---------------------------------------------------      -------------------------------------
                                                                           MICHAEL M. MASTERSON
                                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 25, 2006.


                Signatures                                          Title

/s/  *                                         Chairman of the Board of Directors,
-------------------------------------          Director, Chief Executive Officer
      MICHAEL M. MASTERSON                     (Principal Executive Officer)

/s/  *                                         Senior Vice President
-------------------------------------
      THOMAS M. MEYER                          Chief Financial Officer (Principal Financial Officer)

/s/  *                                         Senior Vice President, Director
-------------------------------------
      JOHN J. CRAIG, II

/s/  *                                         Director, President and Chief Operating Officer
--------------------------------------
      STEVEN C. PALMITIER

/s/  *                                         Director, Senior Vice President,
--------------------------------------           Corporate Actuary
      DONALD J. IVERSON


/s/  *                                         Director, Senior Vice President -  Legal
---------------------------------------

      STEPHEN P. HORVAT, JR.

/s/  *                                         Director, President of Sammons Enterprises, Inc.
---------------------------------------
      ROBERT W. KORBA



*By:  /s/__________________________                     Date: April 25, 2006
                                                                            ------------
                Therese M. Michels

               Attorney-in-Fact
        Pursuant to Power of Attorney

                                                    Registration No. 33-76318


                                                 POST EFFECTIVE AMENDMENT NO. 11



----------------------------------------------------------------------------------------------------------------------------------


                                                SECURITIES AND EXCHANGE COMMISSION
                                                      WASHINGTON, D.C. 20549


----------------------------------------------------------------------------------------------------------------------------------



                                                             EXHIBITS

                                                                TO

                                                             FORM N-6

                                                      REGISTRATION STATEMENT

                                                              UNDER

                                                    THE SECURITIES ACT OF 1933

                                                               FOR

                                             MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                                               AND

                                             MIDLAND NATIONAL LIFE INSURANCE COMPANY



----------------------------------------------------------------------------------------------------------------------------------


                                                          Exhibit Index

---------------------------- --------------------------------------------------
Item                         Exhibit
---------------------------- --------------------------------------------------
26(k)                        (1) Opinion and Consent of Counsel
                             -------------------------------------------------
                             (2) Power of Attorney
---------------------------- --------------------------------------------------
26(n)                        (1) Consent of Sutherland Asbill & Brennan LLP
                             (2) Consent of PricewaterhouseCoopers LLP
---------------------------- --------------------------------------------------

April 25, 2006



The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 33-76318 Amendment 11) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.


Sincerely,


/s/



Stephen P. Horvat, Jr.
Senior Vice President - Legal

POWER OF ATTORNEY

The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Michels, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-119088; 333-108437;
333-71800; 33-64016; 333-128910; 333-128978) and under the Investment Company
Act of 1940 (811-05271; 811-07772) with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2006.


SIGNATURE                            DATE                        SIGNATURE                            DATE

/s/                                  1/26/06                     /s/                                  1/26/06
------------------------------------ -------                     ------------------------------------ -------
Michael M. Masterson                                             John J. Craig II



/s/                                  1/26/06                     /s/                                  1/26/06
------------------------------------ -------                     ------------------------------------ -------
Steven C. Palmitier                                              Donald J. Iverson



/s/                                  1/26/06                     /s/                                  1/26/06
------------------------------------ -------                     ------------------------------------ -------
Stephen P. Horvat, Jr.                                           Thomas M. Meyer



/s/                                  1/27/06
------------------------------------ -------
Robert W. Korba


                                 April 21, 2006




Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193

                   RE:      Variable Universal Life 2
                            Form N-6, File No. 33-76318

Gentlemen:

                   We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 33-76318). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                         Very truly yours,

                                         SUTHERLAND ASBILL & BRENNAN LLP



                                         By:      /s/
                                              ----------------------------------
                                                 Frederick R. Bellamy

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in Post-Effective Amendment No. 11 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 33-76318) of our report dated April 19, 2006, on our audit of the financial statements of Midland National Life Separate Account A and our report dated April 3, 2006, on our audit of the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial Matters" in such Registration Statement.

/s/

St. Louis, Missouri
April 25, 2006